Jackson National Separate Account IV

Financial Statements

December 31, 2020

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Blue Chip Income and Growth Fund - Class I	JNL/American Funds Capital World Bond Fund - Class I	JNL/American Funds Global Small Capitalization Fund - Class I
Assets
Investments, at fair value	$1,006,837	$1,989,823	$447,316	$1,335,016	$309,671	$179,436	$224,111
Receivables:
Investments in Fund shares sold	89	1,517	29	84	33	73	44
Investment Division units sold	841	365	532	—	3,362	—	—
Total assets	1,007,767	1,991,705	447,877	1,335,100	313,066	179,509	224,155

Liabilities
Payables:
Investments in Fund shares purchased	841	365	532	—	3,362	—	—
Investment Division units redeemed	82	1,498	25	74	27	71	40
Insurance fees due to Jackson	7	19	4	10	6	2	4
Total liabilities	930	1,882	561	84	3,395	73	44
Net assets	$1,006,837	$1,989,823	$447,316	$1,335,016	$309,671	$179,436	$224,111

Investments in Funds, shares outstanding	87,857	40,061	29,506	91,943	11,499	14,275	10,224
Investments in Funds, at cost	$774,906	$1,238,106	$383,903	$1,108,294	$240,162	$163,433	$163,900

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Blue Chip Income and Growth Fund - Class I	JNL/American Funds Capital World Bond Fund - Class I	JNL/American Funds Global Small Capitalization Fund - Class I
Investment Income
Dividends	$12,266	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	2,516	5,919	1,436	3,014	2,379	1,041	1,100
Total expenses	2,516	5,919	1,436	3,014	2,379	1,041	1,100
Net investment income (loss)	9,750	(5,919)	(1,436)	(3,014)	(2,379)	(1,041)	(1,100)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	25,167	135,652	(42,434)	40,956	25,167	8,715	30,627
Net change in unrealized appreciation
(depreciation) on investments	208,776	504,815	53,867	99,874	(3,644)	7,149	27,776
Net realized and unrealized gain (loss)	233,943	640,467	11,433	140,830	21,523	15,864	58,403

Net change in net assets
from operations	$243,693	$634,548	$9,997	$137,816	$19,144	$14,823	$57,303

See Notes to the Financial Statements.

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class I	JNL/American Funds New World Fund - Class I	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	JNL/AQR Managed Futures Strategy Fund - Class I	JNL/BlackRock Global Allocation Fund - Class I	JNL/BlackRock Global Natural Resources Fund - Class I
Assets
Investments, at fair value	$516,831	$311,621	$429,365	$184,129	$93,407	$268,057	$661,838
Receivables:
Investments in Fund shares sold	50	5	1,502	87	3	1,225	89
Investment Division units sold	—	—	—	—	—	—	2,013
Total assets	516,881	311,626	430,867	184,216	93,410	269,282	663,940

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	2,013
Investment Division units redeemed	42	—	1,496	86	2	1,222	83
Insurance fees due to Jackson	8	5	6	1	1	3	6
Total liabilities	50	5	1,502	87	3	1,225	2,102
Net assets	$516,831	$311,621	$429,365	$184,129	$93,407	$268,057	$661,838

Investments in Funds, shares outstanding	16,392	17,399	23,840	12,042	12,355	16,629	76,779
Investments in Funds, at cost	$384,378	$243,913	$321,727	$140,894	$109,313	$204,059	$609,760

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class I	JNL/American Funds New World Fund - Class I	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	JNL/AQR Managed Futures Strategy Fund - Class I	JNL/BlackRock Global Allocation Fund - Class I	JNL/BlackRock Global Natural Resources Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	3,046	1,706	1,761	491	751	1,250	2,475
Total expenses	3,046	1,706	1,761	491	751	1,250	2,475
Net investment income (loss)	(3,046)	(1,706)	(1,761)	(491)	(751)	(1,250)	(2,475)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	85,568	4,472	18,116	4,092	(22,310)	6,007	(55,784)
Net change in unrealized appreciation
(depreciation) on investments	(24,231)	33,329	28,011	15,106	20,753	22,622	79,163
Net realized and unrealized gain (loss)	61,337	37,801	46,127	19,198	(1,557)	28,629	23,379

Net change in net assets
from operations	$58,291	$36,095	$44,366	$18,707	$(2,308)	$27,379	$20,904

See Notes to the Financial Statements.

2

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/First State Global Infrastructure Fund - Class I
Assets
Investments, at fair value	$3,435,410	$753,491	$487,731	$2,203,871	$119,518	$590,695	$220,397
Receivables:
Investments in Fund shares sold	2,781	787	3	179	38	24	36
Investment Division units sold	—	834	—	—	—	—	—
Total assets	3,438,191	755,112	487,734	2,204,050	119,556	590,719	220,433

Liabilities
Payables:
Investments in Fund shares purchased	—	834	—	—	—	—	—
Investment Division units redeemed	2,757	782	—	163	37	19	34
Insurance fees due to Jackson	24	5	3	16	1	5	2
Total liabilities	2,781	1,621	3	179	38	24	36
Net assets	$3,435,410	$753,491	$487,731	$2,203,871	$119,518	$590,695	$220,397

Investments in Funds, shares outstanding	52,553	47,389	24,683	146,925	9,910	44,413	14,119
Investments in Funds, at cost	$2,369,831	$707,830	$315,316	$2,041,498	$103,129	$553,962	$195,489

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I(a)	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/First State Global Infrastructure Fund - Class I
Investment Income
Dividends	$—	$32,343	$—	$—	$—	$—	$—
Expenses
Asset-based charges	7,705	1,704	1,112	7,700	497	2,414	1,000
Total expenses	7,705	1,704	1,112	7,700	497	2,414	1,000
Net investment income (loss)	(7,705)	30,639	(1,112)	(7,700)	(497)	(2,414)	(1,000)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	245,752	(27,084)	14,024	40,679	9,956	23,614	6,205
Net change in unrealized appreciation
(depreciation) on investments	621,479	39,670	54,449	75,671	16,389	25,272	(8,815)
Net realized and unrealized gain (loss)	867,231	12,586	68,473	116,350	26,345	48,886	(2,610)

Net change in net assets
from operations	$859,526	$43,225	$67,361	$108,650	$25,848	$46,472	$(3,610)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Operations is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

3

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/Franklin Templeton Global Multisector Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Franklin Templeton International Small Cap Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Competitive Advantage Fund - Class I	JNL/Goldman Sachs Dividend Income & Growth Fund - Class I	JNL/Goldman Sachs Intrinsic Value Fund - Class I
Assets
Investments, at fair value	$108,784	$542,047	$270,577	$443,940	$458,390	$1,356,842	$309,686
Receivables:
Investments in Fund shares sold	1	24	11	70	40	98	14
Investment Division units sold	—	9,610	4,699	—	62	—	—
Total assets	108,785	551,681	275,287	444,010	458,492	1,356,940	309,700

Liabilities
Payables:
Investments in Fund shares purchased	—	9,610	4,699	—	62	—	—
Investment Division units redeemed	—	19	9	68	34	86	11
Insurance fees due to Jackson	1	5	2	2	6	12	3
Total liabilities	1	9,634	4,710	70	102	98	14
Net assets	$108,784	$542,047	$270,577	$443,940	$458,390	$1,356,842	$309,686

Investments in Funds, shares outstanding	13,683	44,033	28,785	17,758	21,490	90,276	21,491
Investments in Funds, at cost	$137,432	$487,922	$262,258	$334,686	$372,206	$1,327,886	$305,201

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Franklin Templeton Global Multisector Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Franklin Templeton International Small Cap Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Competitive Advantage Fund - Class I	JNL/Goldman Sachs Dividend Income & Growth Fund - Class I	JNL/Goldman Sachs Intrinsic Value Fund - Class I
Investment Income
Dividends	$15,942	$—	$5,083	$—	$—	$—	$—
Expenses
Asset-based charges	662	1,977	1,126	1,249	2,506	5,025	1,343
Total expenses	662	1,977	1,126	1,249	2,506	5,025	1,343
Net investment income (loss)	15,280	(1,977)	3,957	(1,249)	(2,506)	(5,025)	(1,343)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	1,002	—	—	—	—
Investments	(19,139)	2,635	(36,930)	21,217	42,897	(58,257)	(14,636)
Net change in unrealized appreciation
(depreciation) on investments	(8,191)	(316)	5,695	(11,160)	51,651	(29,777)	9,972
Net realized and unrealized gain (loss)	(27,330)	2,319	(30,233)	10,057	94,548	(88,034)	(4,664)

Net change in net assets
from operations	$(12,050)	$342	$(26,276)	$8,808	$92,042	$(93,059)	$(6,007)

See Notes to the Financial Statements.

4

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/Goldman Sachs Total Yield Fund - Class I	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Global Real Estate Fund - Class I	JNL/Invesco International Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class I
Assets
Investments, at fair value	$305,490	$298,048	$2,221,074	$695,366	$752,404	$1,281,076	$616,647
Receivables:
Investments in Fund shares sold	12	16	20,714	88	1,157	155	17
Investment Division units sold	—	—	—	16,727	320	—	—
Total assets	305,502	298,064	2,241,788	712,181	753,881	1,281,231	616,664

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	16,727	320	—	—
Investment Division units redeemed	9	13	20,695	84	1,153	145	9
Insurance fees due to Jackson	3	3	19	4	4	10	8
Total liabilities	12	16	20,714	16,815	1,477	155	17
Net assets	$305,490	$298,048	$2,221,074	$695,366	$752,404	$1,281,076	$616,647

Investments in Funds, shares outstanding	22,347	25,046	90,251	71,174	46,445	29,142	44,204
Investments in Funds, at cost	$286,540	$269,749	$1,539,799	$699,498	$643,161	$744,215	$486,836

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Goldman Sachs Total Yield Fund - Class I	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Global Real Estate Fund - Class I	JNL/Invesco International Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class I(a)
Investment Income
Dividends	$—	$9,414	$—	$—	$14,769	$—	$—
Expenses
Asset-based charges	861	1,551	6,091	2,212	1,509	3,017	1,799
Total expenses	861	1,551	6,091	2,212	1,509	3,017	1,799
Net investment income (loss)	(861)	7,863	(6,091)	(2,212)	13,260	(3,017)	(1,799)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	10,771	—	—
Investments	(13,543)	(34,319)	109,502	(26,223)	(26,749)	99,095	9,645
Net change in unrealized appreciation
(depreciation) on investments	23,197	47,885	384,866	(91,597)	41,259	378,364	129,811
Net realized and unrealized gain (loss)	9,654	13,566	494,368	(117,820)	25,281	477,459	139,456

Net change in net assets
from operations	$8,793	$21,429	$488,277	$(120,032)	$38,541	$474,442	$137,657

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Operations is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

5

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/JPMorgan Growth & Income Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
Assets
Investments, at fair value	$748,620	$956,801	$998,748	$533,897	$1,516,346	$103,381	$767,436
Receivables:
Investments in Fund shares sold	46	1,678	105	29	250	134	8
Investment Division units sold	9,950	—	—	323	181	—	—
Total assets	758,616	958,479	998,853	534,249	1,516,777	103,515	767,444

Liabilities
Payables:
Investments in Fund shares purchased	9,950	—	—	323	181	—	—
Investment Division units redeemed	40	1,668	99	24	236	134	—
Insurance fees due to Jackson	6	10	6	5	14	—	8
Total liabilities	9,996	1,678	105	352	431	134	8
Net assets	$748,620	$956,801	$998,748	$533,897	$1,516,346	$103,381	$767,436

Investments in Funds, shares outstanding	61,666	15,089	65,278	34,246	112,823	6,096	19,980
Investments in Funds, at cost	$655,405	$665,375	$949,404	$391,063	$1,406,929	$78,590	$466,570

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/JPMorgan Growth & Income Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class I(a)	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
Investment Income
Dividends	$—	$—	$—	$1,013	$—	$—	$—
Expenses
Asset-based charges	1,886	3,146	2,241	913	5,521	111	2,212
Total expenses	1,886	3,146	2,241	913	5,521	111	2,212
Net investment income (loss)	(1,886)	(3,146)	(2,241)	100	(5,521)	(111)	(2,212)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	2,036	—	—	—
Investments	(6,089)	83,644	25,194	7,572	32,274	612	33,957
Net change in unrealized appreciation
(depreciation) on investments	3,124	189,464	28,948	142,834	69,147	20,488	196,487
Net realized and unrealized gain (loss)	(2,965)	273,108	54,142	152,442	101,421	21,100	230,444

Net change in net assets
from operations	$(4,851)	$269,962	$51,901	$152,542	$95,900	$20,989	$228,232

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Operations is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

6

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
Assets
Investments, at fair value	$231,383	$834,670	$516,051	$1,449,866	$1,778,978	$1,699,297	$1,192,300
Receivables:
Investments in Fund shares sold	11	1,546	7	2,673	39,792	431	56
Investment Division units sold	—	38,611	—	227	254	2,093	—
Total assets	231,394	874,827	516,058	1,452,766	1,819,024	1,701,821	1,192,356

Liabilities
Payables:
Investments in Fund shares purchased	—	38,611	—	227	254	2,093	—
Investment Division units redeemed	9	1,539	3	2,657	39,773	417	44
Insurance fees due to Jackson	2	7	4	16	19	14	12
Total liabilities	11	40,157	7	2,900	40,046	2,524	56
Net assets	$231,383	$834,670	$516,051	$1,449,866	$1,778,978	$1,699,297	$1,192,300

Investments in Funds, shares outstanding	17,909	56,169	34,774	38,255	53,843	113,894	39,066
Investments in Funds, at cost	$198,139	$1,193,415	$413,457	$1,033,384	$1,038,280	$1,586,581	$861,063

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
Investment Income
Dividends	$5,983	$—	$—	$—	$—	$55,816	$—
Expenses
Asset-based charges	647	2,533	1,490	5,287	5,723	5,206	3,899
Total expenses	647	2,533	1,490	5,287	5,723	5,206	3,899
Net investment income (loss)	5,336	(2,533)	(1,490)	(5,287)	(5,723)	50,610	(3,899)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	16,048	—
Investments	(3,615)	(141,001)	8,135	73,775	168,656	(19,342)	162,359
Net change in unrealized appreciation
(depreciation) on investments	27,112	(191,090)	(26,042)	148,992	382,903	71,034	176,192
Net realized and unrealized gain (loss)	23,497	(332,091)	(17,907)	222,767	551,559	67,740	338,551

Net change in net assets
from operations	$28,833	$(334,624)	$(19,397)	$217,480	$545,836	$118,350	$334,652

See Notes to the Financial Statements.

7

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I	JNL/PIMCO Real Return Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I
Assets
Investments, at fair value	$1,515,295	$7,585,291	$1,771,951	$918,602	$20,624	$641,183	$1,061,958
Receivables:
Investments in Fund shares sold	2,174	4,459	462	34	—	87	38
Investment Division units sold	7	1,250	568	992	—	7	1,098
Total assets	1,517,476	7,591,000	1,772,981	919,628	20,624	641,277	1,063,094

Liabilities
Payables:
Investments in Fund shares purchased	7	1,250	568	992	—	7	1,098
Investment Division units redeemed	2,163	4,406	446	23	—	78	26
Insurance fees due to Jackson	11	53	16	11	—	9	12
Total liabilities	2,181	5,709	1,030	1,026	—	94	1,136
Net assets	$1,515,295	$7,585,291	$1,771,951	$918,602	$20,624	$641,183	$1,061,958

Investments in Funds, shares outstanding	58,102	258,443	79,782	66,229	1,692	54,063	61,670
Investments in Funds, at cost	$1,157,326	$5,247,864	$1,414,874	$776,097	$19,328	$591,525	$967,326

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I	JNL/PIMCO Real Return Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	3,857	18,305	5,217	3,319	98	3,213	4,575
Total expenses	3,857	18,305	5,217	3,319	98	3,213	4,575
Net investment income (loss)	(3,857)	(18,305)	(5,217)	(3,319)	(98)	(3,213)	(4,575)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	68,664	346,043	5,111	(16,129)	1,971	16,576	8,749
Net change in unrealized appreciation
(depreciation) on investments	117,153	849,455	198,273	38,209	1,165	49,699	43,564
Net realized and unrealized gain (loss)	185,817	1,195,498	203,384	22,080	3,136	66,275	52,313

Net change in net assets
from operations	$181,960	$1,177,193	$198,167	$18,761	$3,038	$63,062	$47,738

See Notes to the Financial Statements.

8

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/PPM America Small Cap Value Fund - Class I	JNL/RAFI Fundamental Asia Developed Fund - Class I	JNL/RAFI Fundamental Europe Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
Assets
Investments, at fair value	$35,708	$61,658	$44,184	$391,419	$11,997,904	$4,932,876	$3,228,043
Receivables:
Investments in Fund shares sold	—	1	—	50	449	26,165	607
Investment Division units sold	—	—	309	49	1,126	2,011	92
Total assets	35,708	61,659	44,493	391,518	11,999,479	4,961,052	3,228,742

Liabilities
Payables:
Investments in Fund shares purchased	—	—	309	49	1,126	2,011	92
Investment Division units redeemed	—	—	—	46	386	26,125	581
Insurance fees due to Jackson	—	1	—	4	63	40	26
Total liabilities	—	1	309	99	1,575	28,176	699
Net assets	$35,708	$61,658	$44,184	$391,419	$11,997,904	$4,932,876	$3,228,043

Investments in Funds, shares outstanding	2,805	4,622	3,883	59,942	760,806	69,379	44,117
Investments in Funds, at cost	$34,197	$62,292	$43,715	$368,021	$10,233,918	$3,066,168	$2,079,294

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/PPM America Small Cap Value Fund - Class I	JNL/RAFI Fundamental Asia Developed Fund - Class I	JNL/RAFI Fundamental Europe Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
Investment Income
Dividends	$—	$—	$1,919	$—	$—	$—	$—
Expenses
Asset-based charges	126	311	108	1,358	21,859	12,351	8,988
Total expenses	126	311	108	1,358	21,859	12,351	8,988
Net investment income (loss)	(126)	(311)	1,811	(1,358)	(21,859)	(12,351)	(8,988)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	(11,585)	(9,283)	(2,230)	(89,624)	(146)	279,182	152,963
Net change in unrealized appreciation
(depreciation) on investments	(3,217)	10,854	345	100,065	1,067,906	1,130,957	470,074
Net realized and unrealized gain (loss)	(14,802)	1,571	(1,885)	10,441	1,067,760	1,410,139	623,037

Net change in net assets
from operations	$(14,928)	$1,260	$(74)	$9,083	$1,045,901	$1,397,788	$614,049

See Notes to the Financial Statements.

9

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2020

	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Assets
Investments, at fair value	$689,786	$1,480,038	$1,893,331	$1,321,762	$1,450,277
Receivables:
Investments in Fund shares sold	5	240	107	1,317	109
Investment Division units sold	—	1,164	—	—	2,077
Total assets	689,791	1,481,442	1,893,438	1,323,079	1,452,463

Liabilities
Payables:
Investments in Fund shares purchased	—	1,164	—	—	2,077
Investment Division units redeemed	—	230	92	1,306	98
Insurance fees due to Jackson	5	10	15	11	11
Total liabilities	5	1,404	107	1,317	2,186
Net assets	$689,786	$1,480,038	$1,893,331	$1,321,762	$1,450,277

Investments in Funds, shares outstanding	64,226	73,451	63,364	1,321,762	58,104
Investments in Funds, at cost	$656,358	$1,211,761	$1,540,339	$1,321,762	$1,282,408

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I	JNL/FPA + DoubleLine Flexible Allocation Fund - Class I(a)	JNL/Franklin Templeton Global Fund - Class I(a)
Investment Income
Dividends	$—	$—	$—	$6,786	$—	$—	$—
Expenses
Asset-based charges	1,918	3,114	5,768	5,921	4,021	927	347
Total expenses	1,918	3,114	5,768	5,921	4,021	927	347
Net investment income (loss)	(1,918)	(3,114)	(5,768)	865	(4,021)	(927)	(347)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	16,128	7,021	103,660	—	11,809	(48,870)	(60,097)
Net change in unrealized appreciation
(depreciation) on investments	19,389	149,065	37,323	—	17,664	(52,805)	(16,335)
Net realized and unrealized gain (loss)	35,517	156,086	140,983	—	29,473	(101,675)	(76,432)

Net change in net assets
from operations	$33,599	$152,972	$135,215	$865	$25,452	$(102,602)	$(76,779)

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

10

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2020

	JNL/Goldman Sachs Emerging Markets Debt Fund - Class I(a)	JNL/Invesco China-India Fund - Class I(a)	JNL/PPM America Mid Cap Value Fund - Class I(a)	JNL/PPM America Value Equity Fund - Class I(a)	JNL/S&P Mid 3 Fund - Class I(a)
Investment Income
Dividends	$—	$—	$—	$—	$—
Expenses
Asset-based charges	319	572	135	134	1
Total expenses	319	572	135	134	1
Net investment income (loss)	(319)	(572)	(135)	(134)	(1)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—
Investments	(15,035)	(31,509)	(25,921)	(14,166)	(683)
Net change in unrealized appreciation
(depreciation) on investments	(13,172)	(25,464)	559	(14,143)	(130)
Net realized and unrealized gain (loss)	(28,207)	(56,973)	(25,362)	(28,309)	(813)

Net change in net assets
from operations	$(28,526)	$(57,545)	$(25,497)	$(28,443)	$(814)

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

11

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Blue Chip Income and Growth Fund - Class I	JNL/American Funds Capital World Bond Fund - Class I	JNL/American Funds Global Small Capitalization Fund - Class I
Operations
Net investment income (loss)	$9,750	$(5,919)	$(1,436)	$(3,014)	$(2,379)	$(1,041)	$(1,100)
Net realized gain (loss) on investments	25,167	135,652	(42,434)	40,956	25,167	8,715	30,627
Net change in unrealized appreciation
(depreciation) on investments	208,776	504,815	53,867	99,874	(3,644)	7,149	27,776
Net change in net assets
from operations	243,693	634,548	9,997	137,816	19,144	14,823	57,303

Contract transactions
Purchase payments	14,126	62,947	16,481	26,567	21,196	8,667	8,939
Surrenders and terminations	(36,305)	(39,493)	(48,722)	(19,710)	(57,711)	(37,837)	(24,004)
Transfers between Investment Divisions	368,497	(145,137)	(18,354)	107,403	(26,947)	32,695	(44,149)
Contract owner charges	(25,810)	(52,694)	(12,272)	(46,861)	(13,604)	(9,492)	(9,168)
Net change in net assets
from contract transactions	320,508	(174,377)	(62,867)	67,399	(77,066)	(5,967)	(68,382)

Net change in net assets	564,201	460,171	(52,870)	205,215	(57,922)	8,856	(11,079)

Net assets beginning of year	442,636	1,529,652	500,186	1,129,801	367,593	170,580	235,190

Net assets end of year	$1,006,837	$1,989,823	$447,316	$1,335,016	$309,671	$179,436	$224,111

Contract unit transactions
Units outstanding at beginning of year	26,695	18,341	18,257	48,044	14,886	14,066	11,664
Units issued	51,965	5,518	7,815	22,840	3,952	18,079	5,160
Units redeemed	(24,438)	(7,792)	(10,838)	(20,612)	(7,290)	(18,811)	(7,980)
Units outstanding at end of year	54,222	16,067	15,234	50,272	11,548	13,334	8,844
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$676,566	$506,196	$170,175	$514,576	$95,142	$223,746	$109,738
Proceeds from sales	$346,308	$686,493	$234,477	$450,192	$174,587	$230,754	$179,221

See Notes to the Financial Statements.

12

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class I	JNL/American Funds New World Fund - Class I	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	JNL/AQR Managed Futures Strategy Fund - Class I	JNL/BlackRock Global Allocation Fund - Class I	JNL/BlackRock Global Natural Resources Fund - Class I
Operations
Net investment income (loss)	$(3,046)	$(1,706)	$(1,761)	$(491)	$(751)	$(1,250)	$(2,475)
Net realized gain (loss) on investments	85,568	4,472	18,116	4,092	(22,310)	6,007	(55,784)
Net change in unrealized appreciation
(depreciation) on investments	(24,231)	33,329	28,011	15,106	20,753	22,622	79,163
Net change in net assets
from operations	58,291	36,095	44,366	18,707	(2,308)	27,379	20,904

Contract transactions
Purchase payments	24,141	11,066	16,631	6,935	—	10,799	47,057
Surrenders and terminations	(56,619)	—	(20,111)	(8,729)	(2,524)	(56,170)	(31,540)
Transfers between Investment Divisions	(121,365)	(41,481)	(85,454)	(4,749)	(68,545)	(99,843)	(64,467)
Contract owner charges	(25,418)	(6,574)	(9,581)	(4,265)	(2,448)	(10,319)	(29,280)
Net change in net assets
from contract transactions	(179,261)	(36,989)	(98,515)	(10,808)	(73,517)	(155,533)	(78,230)

Net change in net assets	(120,970)	(894)	(54,149)	7,899	(75,825)	(128,154)	(57,326)

Net assets beginning of year	637,801	312,515	483,514	176,230	169,232	396,211	719,164

Net assets end of year	$516,831	$311,621	$429,365	$184,129	$93,407	$268,057	$661,838

Contract unit transactions
Units outstanding at beginning of year	22,517	18,588	29,632	8,374	18,013	24,964	80,336
Units issued	13,368	4,674	15,180	993	5,339	1,808	31,932
Units redeemed	(19,782)	(6,991)	(23,311)	(1,565)	(13,567)	(12,456)	(42,590)
Units outstanding at end of year	16,103	16,271	21,501	7,802	9,785	14,316	69,678
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$358,247	$70,161	$244,151	$20,222	$51,929	$29,353	$231,953
Proceeds from sales	$540,555	$108,856	$344,427	$31,521	$126,197	$186,137	$312,659

See Notes to the Financial Statements.

13

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I(a)	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/First State Global Infrastructure Fund - Class I
Operations
Net investment income (loss)	$(7,705)	$30,639	$(1,112)	$(7,700)	$(497)	$(2,414)	$(1,000)
Net realized gain (loss) on investments	245,752	(27,084)	14,024	40,679	9,956	23,614	6,205
Net change in unrealized appreciation
(depreciation) on investments	621,479	39,670	54,449	75,671	16,389	25,272	(8,815)
Net change in net assets
from operations	859,526	43,225	67,361	108,650	25,848	46,472	(3,610)

Contract transactions
Purchase payments	89,623	36,636	15,489	95,106	—	20,835	11,279
Surrenders and terminations	(87,658)	(39,595)	(3,052)	(176,527)	(3,841)	(277,725)	(3,706)
Transfers between Investment Divisions	485,812	(1,156)	(19,016)	(47,981)	102,112	307,575	(19,597)
Contract owner charges	(95,048)	(27,811)	(12,866)	(104,952)	(4,601)	(18,487)	(7,598)
Net change in net assets
from contract transactions	392,729	(31,926)	(19,445)	(234,354)	93,670	32,198	(19,622)

Net change in net assets	1,252,255	11,299	47,916	(125,704)	119,518	78,670	(23,232)

Net assets beginning of year	2,183,155	742,192	439,815	2,329,575	—	512,025	243,629

Net assets end of year	$3,435,410	$753,491	$487,731	$2,203,871	$119,518	$590,695	$220,397

Contract unit transactions
Units outstanding at beginning of year	21,505	35,632	8,090	81,927	—	13,915	12,768
Units issued	10,915	9,969	698	19,718	18,028	13,673	4,294
Units redeemed	(8,623)	(11,678)	(1,089)	(29,731)	(8,513)	(13,215)	(5,261)
Units outstanding at end of year	23,797	33,923	7,699	71,914	9,515	14,373	11,801
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$1,349,909	$200,838	$37,238	$582,786	$193,891	$532,921	$69,132
Proceeds from sales	$964,885	$202,124	$57,795	$824,840	$100,718	$503,138	$89,754

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

14

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/Franklin Templeton Global Multisector Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Franklin Templeton International Small Cap Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Competitive Advantage Fund - Class I	JNL/Goldman Sachs Dividend Income & Growth Fund - Class I	JNL/Goldman Sachs Intrinsic Value Fund - Class I
Operations
Net investment income (loss)	$15,280	$(1,977)	$3,957	$(1,249)	$(2,506)	$(5,025)	$(1,343)
Net realized gain (loss) on investments	(19,139)	2,635	(35,928)	21,217	42,897	(58,257)	(14,636)
Net change in unrealized appreciation
(depreciation) on investments	(8,191)	(316)	5,695	(11,160)	51,651	(29,777)	9,972
Net change in net assets
from operations	(12,050)	342	(26,276)	8,808	92,042	(93,059)	(6,007)

Contract transactions
Purchase payments	5,550	25,575	11,622	16,406	17,482	54,419	18,888
Surrenders and terminations	(28,675)	(15,922)	(16,568)	(6,484)	(18,381)	(45,629)	(32,704)
Transfers between Investment Divisions	(30,495)	(43,083)	(28,288)	(70,743)	(109,678)	(317,362)	(28,051)
Contract owner charges	(2,856)	(27,643)	(8,150)	(19,769)	(7,184)	(24,883)	(10,190)
Net change in net assets
from contract transactions	(56,476)	(61,073)	(41,384)	(80,590)	(117,761)	(333,455)	(52,057)

Net change in net assets	(68,526)	(60,731)	(67,660)	(71,782)	(25,719)	(426,514)	(58,064)

Net assets beginning of year	177,310	602,778	338,237	515,722	484,109	1,783,356	367,750

Net assets end of year	$108,784	$542,047	$270,577	$443,940	$458,390	$1,356,842	$309,686

Contract unit transactions
Units outstanding at beginning of year	14,139	29,942	24,647	17,447	13,550	55,608	12,440
Units issued	7,384	5,493	9,808	2,607	5,327	12,640	1,787
Units redeemed	(12,314)	(9,193)	(14,461)	(6,088)	(8,174)	(24,673)	(3,988)
Units outstanding at end of year	9,209	26,242	19,994	13,966	10,703	43,575	10,239
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$102,191	$101,647	$114,037	$70,290	$197,414	$343,127	$45,777
Proceeds from sales	$143,387	$164,697	$150,462	$152,129	$317,680	$681,607	$99,178

See Notes to the Financial Statements.

15

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/Goldman Sachs Total Yield Fund - Class I	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Global Real Estate Fund - Class I	JNL/Invesco International Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class I(a)
Operations
Net investment income (loss)	$(861)	$7,863	$(6,091)	$(2,212)	$13,260	$(3,017)	$(1,799)
Net realized gain (loss) on investments	(13,543)	(34,319)	109,502	(26,223)	(15,978)	99,095	9,645
Net change in unrealized appreciation
(depreciation) on investments	23,197	47,885	384,866	(91,597)	41,259	378,364	129,811
Net change in net assets
from operations	8,793	21,429	488,277	(120,032)	38,541	474,442	137,657

Contract transactions
Purchase payments	6,854	818	63,245	28,030	40,051	23,627	18,762
Surrenders and terminations	(3,640)	(31,049)	(164,961)	(12,969)	(25,308)	(161,979)	(3,081)
Transfers between Investment Divisions	26,216	(97,158)	49,453	(54,205)	(138,935)	(60,990)	475,182
Contract owner charges	(4,425)	(7,124)	(55,752)	(20,874)	(37,126)	(24,447)	(11,873)
Net change in net assets
from contract transactions	25,005	(134,513)	(108,015)	(60,018)	(161,318)	(223,789)	478,990

Net change in net assets	33,798	(113,084)	380,262	(180,050)	(122,777)	250,653	616,647

Net assets beginning of year	271,692	411,132	1,840,812	875,416	875,181	1,030,423	—

Net assets end of year	$305,490	$298,048	$2,221,074	$695,366	$752,404	$1,281,076	$616,647

Contract unit transactions
Units outstanding at beginning of year	10,443	35,616	51,527	36,231	24,941	22,092	—
Units issued	3,911	10,409	14,348	11,813	4,037	5,077	50,418
Units redeemed	(2,909)	(23,538)	(17,499)	(16,030)	(10,371)	(9,792)	(8,029)
Units outstanding at end of year	11,445	22,487	48,376	32,014	18,607	17,377	42,389
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$82,919	$104,104	$522,596	$242,142	$166,037	$258,864	$579,335
Proceeds from sales	$58,777	$230,753	$636,702	$304,372	$303,324	$485,670	$102,144

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

16

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/JPMorgan Growth & Income Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class I(a)	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
Operations
Net investment income (loss)	$(1,886)	$(3,146)	$(2,241)	$100	$(5,521)	$(111)	$(2,212)
Net realized gain (loss) on investments	(6,089)	83,644	25,194	9,608	32,274	612	33,957
Net change in unrealized appreciation
(depreciation) on investments	3,124	189,464	28,948	142,834	69,147	20,488	196,487
Net change in net assets
from operations	(4,851)	269,962	51,901	152,542	95,900	20,989	228,232

Contract transactions
Purchase payments	27,262	33,233	30,587	18,278	62,367	—	27,630
Surrenders and terminations	(24,816)	(6,831)	(7,308)	(6,265)	(53,851)	(1,305)	(6,708)
Transfers between Investment Divisions	102,230	56,881	282,655	384,433	30,122	(417)	(20,913)
Contract owner charges	(23,319)	(31,592)	(45,130)	(15,091)	(55,782)	(4,113)	(11,141)
Net change in net assets
from contract transactions	81,357	51,691	260,804	381,355	(17,144)	(5,835)	(11,132)

Net change in net assets	76,506	321,653	312,705	533,897	78,756	15,154	217,100

Net assets beginning of year	672,114	635,148	686,043	—	1,437,590	88,227	550,336

Net assets end of year	$748,620	$956,801	$998,748	$533,897	$1,516,346	$103,381	$767,436

Contract unit transactions
Units outstanding at beginning of year	37,526	7,308	22,779	—	76,289	5,693	11,939
Units issued	14,855	4,580	22,838	38,170	25,920	375	2,523
Units redeemed	(9,306)	(4,648)	(14,944)	(3,879)	(27,936)	(795)	(3,116)
Units outstanding at end of year	43,075	7,240	30,673	34,291	74,273	5,273	11,346
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$212,411	$494,770	$708,872	$433,524	$508,558	$5,822	$142,353
Proceeds from sales	$132,941	$446,226	$450,308	$50,034	$531,223	$11,768	$155,697

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 27, 2020. The Statement of Changes in Net Assets is from April 27, 2020 through December 31, 2020.

See Notes to the Financial Statements.

17

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
Operations
Net investment income (loss)	$5,336	$(2,533)	$(1,490)	$(5,287)	$(5,723)	$50,610	$(3,899)
Net realized gain (loss) on investments	(3,615)	(141,001)	8,135	73,775	168,656	(3,294)	162,359
Net change in unrealized appreciation
(depreciation) on investments	27,112	(191,090)	(26,042)	148,992	382,903	71,034	176,192
Net change in net assets
from operations	28,833	(334,624)	(19,397)	217,480	545,836	118,350	334,652

Contract transactions
Purchase payments	8,572	45,628	18,121	44,584	62,539	77,286	36,033
Surrenders and terminations	(940)	(24,050)	(7,263)	(20,296)	(27,942)	(23,778)	(46,202)
Transfers between Investment Divisions	83,148	157,532	(39,120)	(62,317)	58,191	(103,202)	224,284
Contract owner charges	(6,428)	(36,302)	(11,076)	(35,904)	(33,306)	(48,602)	(37,625)
Net change in net assets
from contract transactions	84,352	142,808	(39,338)	(73,933)	59,482	(98,296)	176,490

Net change in net assets	113,185	(191,816)	(58,735)	143,547	605,318	20,054	511,142

Net assets beginning of year	118,198	1,026,486	574,786	1,306,319	1,173,660	1,679,243	681,158

Net assets end of year	$231,383	$834,670	$516,051	$1,449,866	$1,778,978	$1,699,297	$1,192,300

Contract unit transactions
Units outstanding at beginning of year	9,615	28,679	23,802	26,416	37,318	64,366	17,404
Units issued	15,575	15,186	8,248	5,857	14,552	13,556	16,625
Units redeemed	(9,229)	(9,072)	(10,491)	(7,381)	(13,446)	(18,334)	(13,198)
Units outstanding at end of year	15,961	34,793	21,559	24,892	38,424	59,588	20,831
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$191,858	$339,844	$154,349	$290,039	$545,814	$397,299	$807,674
Proceeds from sales	$102,171	$199,569	$195,177	$369,260	$492,056	$428,936	$635,083

See Notes to the Financial Statements.

18

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I	JNL/PIMCO Real Return Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I
Operations
Net investment income (loss)	$(3,857)	$(18,305)	$(5,217)	$(3,319)	$(98)	$(3,213)	$(4,575)
Net realized gain (loss) on investments	68,664	346,043	5,111	(16,129)	1,971	16,576	8,749
Net change in unrealized appreciation
(depreciation) on investments	117,153	849,455	198,273	38,209	1,165	49,699	43,564
Net change in net assets
from operations	181,960	1,177,193	198,167	18,761	3,038	63,062	47,738

Contract transactions
Purchase payments	65,533	260,298	69,823	38,245	7,001	27,177	38,895
Surrenders and terminations	(64,838)	(66,276)	(15,205)	(4,978)	(4,000)	(4,339)	(24,056)
Transfers between Investment Divisions	(348,242)	(172,086)	(17,500)	24,406	(93,363)	(2,512)	(20,573)
Contract owner charges	(53,913)	(196,349)	(46,288)	(22,419)	(2,417)	(22,586)	(36,231)
Net change in net assets
from contract transactions	(401,460)	(174,413)	(9,170)	35,254	(92,779)	(2,260)	(41,965)

Net change in net assets	(219,500)	1,002,780	188,997	54,015	(89,741)	60,802	5,773

Net assets beginning of year	1,734,795	6,582,511	1,582,954	864,587	110,365	580,381	1,056,185

Net assets end of year	$1,515,295	$7,585,291	$1,771,951	$918,602	$20,624	$641,183	$1,061,958

Contract unit transactions
Units outstanding at beginning of year	36,918	182,484	39,414	28,147	8,402	35,592	35,405
Units issued	7,289	34,387	10,800	12,060	2,041	16,930	7,845
Units redeemed	(15,724)	(39,417)	(10,726)	(11,413)	(8,991)	(17,609)	(9,897)
Units outstanding at end of year	28,483	177,454	39,488	28,794	1,452	34,913	33,353
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$299,716	$1,251,171	$364,573	$322,675	$27,039	$299,755	$235,391
Proceeds from sales	$705,032	$1,443,890	$378,960	$290,740	$119,916	$305,229	$281,931

See Notes to the Financial Statements.

19

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/PPM America Small Cap Value Fund - Class I	JNL/RAFI Fundamental Asia Developed Fund - Class I	JNL/RAFI Fundamental Europe Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
Operations
Net investment income (loss)	$(126)	$(311)	$1,811	$(1,358)	$(21,859)	$(12,351)	$(8,988)
Net realized gain (loss) on investments	(11,585)	(9,283)	(2,230)	(89,624)	(146)	279,182	152,963
Net change in unrealized appreciation
(depreciation) on investments	(3,217)	10,854	345	100,065	1,067,906	1,130,957	470,074
Net change in net assets
from operations	(14,928)	1,260	(74)	9,083	1,045,901	1,397,788	614,049

Contract transactions
Purchase payments	—	5,416	5,969	23,953	486,844	90,372	95,174
Surrenders and terminations	—	(2,990)	—	(7,891)	(618,854)	(255,374)	(69,384)
Transfers between Investment Divisions	(118,341)	(25,417)	6,569	19,500	(326,226)	137,654	(100,641)
Contract owner charges	(1,447)	(4,550)	(1,311)	(14,746)	(553,043)	(87,564)	(74,969)
Net change in net assets
from contract transactions	(119,788)	(27,541)	11,227	20,816	(1,011,279)	(114,912)	(149,820)

Net change in net assets	(134,716)	(26,281)	11,153	29,899	34,622	1,282,876	464,229

Net assets beginning of year	170,424	87,939	33,031	361,520	11,963,282	3,650,000	2,763,814

Net assets end of year	$35,708	$61,658	$44,184	$391,419	$11,997,904	$4,932,876	$3,228,043

Contract unit transactions
Units outstanding at beginning of year	6,629	3,734	1,880	19,091	422,399	29,124	15,161
Units issued	1,577	1,111	1,590	20,413	44,046	6,238	3,288
Units redeemed	(6,731)	(2,304)	(971)	(20,858)	(82,798)	(6,821)	(4,335)
Units outstanding at end of year	1,475	2,541	2,499	18,646	383,647	28,541	14,114
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$30,210	$24,783	$27,609	$349,245	$1,155,056	$832,954	$581,842
Proceeds from sales	$150,125	$52,635	$14,571	$329,787	$2,188,194	$960,217	$740,650

See Notes to the Financial Statements.

20

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I	JNL/FPA + DoubleLine Flexible Allocation Fund - Class I(a)	JNL/Franklin Templeton Global Fund - Class I(a)
Operations
Net investment income (loss)	$(1,918)	$(3,114)	$(5,768)	$865	$(4,021)	$(927)	$(347)
Net realized gain (loss) on investments	16,128	7,021	103,660	—	11,809	(48,870)	(60,097)
Net change in unrealized appreciation
(depreciation) on investments	19,389	149,065	37,323	—	17,664	(52,805)	(16,335)
Net change in net assets
from operations	33,599	152,972	135,215	865	25,452	(102,602)	(76,779)

Contract transactions
Purchase payments	43,748	39,717	82,781	293,420	28,834	18,546	8,059
Surrenders and terminations	(26,937)	(4,128)	(36,874)	(93,217)	(77,988)	(11,232)	(3,067)
Transfers between Investment Divisions	108,500	85,588	154,937	(232,749)	22,382	(581,539)	(321,576)
Contract owner charges	(39,456)	(41,243)	(108,583)	(178,903)	(35,960)	(6,191)	(6,617)
Net change in net assets
from contract transactions	85,855	79,934	92,261	(211,449)	(62,732)	(580,416)	(323,201)

Net change in net assets	119,454	232,906	227,476	(210,584)	(37,280)	(683,018)	(399,980)

Net assets beginning of year	570,332	1,247,132	1,665,855	1,532,346	1,487,557	683,018	399,980

Net assets end of year	$689,786	$1,480,038	$1,893,331	$1,321,762	$1,450,277	$—	$—

Contract unit transactions
Units outstanding at beginning of year	45,099	27,636	22,534	95,992	28,018	41,277	27,997
Units issued	42,145	5,668	9,701	180,799	3,908	1,299	2,938
Units redeemed	(35,053)	(3,816)	(9,069)	(194,054)	(5,268)	(42,576)	(30,935)
Units outstanding at end of year	52,191	29,488	23,166	82,737	26,658	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$525,722	$232,467	$724,287	$2,740,820	$190,077	$19,858	$37,597
Proceeds from sales	$441,785	$155,648	$637,794	$2,951,405	$256,829	$601,201	$361,146

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

21

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2020

	JNL/Goldman Sachs Emerging Markets Debt Fund - Class I(a)	JNL/Invesco China-India Fund - Class I(a)	JNL/PPM America Mid Cap Value Fund - Class I(a)	JNL/PPM America Value Equity Fund - Class I(a)	JNL/S&P Mid 3 Fund - Class I(a)
Operations
Net investment income (loss)	$(319)	$(572)	$(135)	$(134)	$(1)
Net realized gain (loss) on investments	(15,035)	(31,509)	(25,921)	(14,166)	(683)
Net change in unrealized appreciation
(depreciation) on investments	(13,172)	(25,464)	559	(14,143)	(130)
Net change in net assets
from operations	(28,526)	(57,545)	(25,497)	(28,443)	(814)

Contract transactions
Purchase payments	—	8,064	1,264	1,787	144
Surrenders and terminations	(9,320)	(3,937)	—	(1,141)	—
Transfers between Investment Divisions	(167,033)	(378,721)	(47,893)	(72,130)	(1,882)
Contract owner charges	(1,894)	(3,855)	(644)	(989)	(7)
Net change in net assets
from contract transactions	(178,247)	(378,449)	(47,273)	(72,473)	(1,745)

Net change in net assets	(206,773)	(435,994)	(72,770)	(100,916)	(2,559)

Net assets beginning of year	206,773	435,994	72,770	100,916	2,559

Net assets end of year	$—	$—	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	13,576	34,138	3,354	2,082	185
Units issued	380	5,591	601	514	270
Units redeemed	(13,956)	(39,729)	(3,955)	(2,596)	(455)
Units outstanding at end of year	—	—	—	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$5,469	$56,988	$10,999	$20,295	$2,467
Proceeds from sales	$184,034	$436,008	$58,407	$92,901	$4,213

(a)	The period is from January 1, 2020 through April 24, 2020, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See Notes to the Financial Statements.

22

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Blue Chip Income and Growth Fund - Class I	JNL/American Funds Capital World Bond Fund - Class I	JNL/American Funds Global Small Capitalization Fund - Class I
Operations
Net investment income (loss)	$7,612	$(6,791)	$(2,119)	$(2,927)	$(2,720)	$(1,145)	$(955)
Net realized gain (loss) on investments	(1,324)	58,457	(11,568)	12,624	6,656	2,019	616
Net change in unrealized appreciation
(depreciation) on investments	67,394	348,756	127,904	134,850	60,243	10,553	42,048
Net change in net assets
from operations	73,682	400,422	114,217	144,547	64,179	11,427	41,709

Contract transactions
Purchase payments	—	55,971	21,604	26,438	21,640	8,596	10,056
Surrenders and terminations	(9,191)	(93,500)	(24,298)	(29,114)	(17,902)	(4,272)	(1,380)
Transfers between Investment Divisions	(59,651)	61,224	(80,531)	507,064	(8,070)	(987)	77,033
Contract owner charges	(18,886)	(40,709)	(14,585)	(34,491)	(12,088)	(7,426)	(8,307)
Net change in net assets
from contract transactions	(87,728)	(17,014)	(97,810)	469,897	(16,420)	(4,089)	77,402

Net change in net assets	(14,046)	383,408	16,407	614,444	47,759	7,338	119,111

Net assets beginning of year	456,682	1,146,244	483,779	515,357	319,834	163,242	116,079

Net assets end of year	$442,636	$1,529,652	$500,186	$1,129,801	$367,593	$170,580	$235,190

Contract unit transactions
Units outstanding at beginning of year	32,419	19,198	22,182	26,990	15,618	14,589	7,693
Units issued	6,423	6,857	2,755	31,726	1,498	3,665	4,941
Units redeemed	(12,147)	(7,714)	(6,680)	(10,672)	(2,230)	(4,188)	(970)
Units outstanding at end of year	26,695	18,341	18,257	48,044	14,886	14,066	11,664

See Notes to the Financial Statements.

23

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class I	JNL/American Funds New World Fund - Class I	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	JNL/AQR Managed Futures Strategy Fund - Class I	JNL/BlackRock Global Allocation Fund - Class I	JNL/BlackRock Global Natural Resources Fund - Class I
Operations
Net investment income (loss)	$(3,678)	$(2,194)	$(2,128)	$(793)	$(1,193)	$(1,539)	$(3,123)
Net realized gain (loss) on investments	32,784	6,910	6,643	10,652	(4,222)	1,897	(13,602)
Net change in unrealized appreciation
(depreciation) on investments	97,683	49,655	92,478	27,676	4,998	61,284	103,205
Net change in net assets
from operations	126,789	54,371	96,993	37,535	(417)	61,642	86,480

Contract transactions
Purchase payments	30,503	9,051	14,616	6,436	—	13,304	45,643
Surrenders and terminations	(3,014)	(1,392)	(7)	(8,568)	—	(25,400)	(3,591)
Transfers between Investment Divisions	19,786	20,784	72,645	(1,956)	13,306	(2,747)	48,431
Contract owner charges	(23,018)	(10,269)	(13,554)	(4,646)	(2,783)	(13,809)	(28,668)
Net change in net assets
from contract transactions	24,257	18,174	73,700	(8,734)	10,523	(28,652)	61,815

Net change in net assets	151,046	72,545	170,693	28,801	10,106	32,990	148,295

Net assets beginning of year	486,755	239,970	312,821	147,429	159,126	363,221	570,869

Net assets end of year	$637,801	$312,515	$483,514	$176,230	$169,232	$396,211	$719,164

Contract unit transactions
Units outstanding at beginning of year	21,702	17,553	24,708	9,036	16,914	27,007	73,190
Units issued	7,781	5,954	8,545	3,534	2,920	2,980	23,092
Units redeemed	(6,966)	(4,919)	(3,621)	(4,196)	(1,821)	(5,023)	(15,946)
Units outstanding at end of year	22,517	18,588	29,632	8,374	18,013	24,964	80,336

See Notes to the Financial Statements.

24

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/First State Global Infrastructure Fund - Class I
Operations
Net investment income (loss)	$(8,222)	$19,995	$(1,255)	$53,530	$7,921	$(1,153)
Net realized gain (loss) on investments	124,661	33,632	17,381	22,533	252	1,483
Net change in unrealized appreciation
(depreciation) on investments	415,919	61,864	89,230	98,193	33,538	53,517
Net change in net assets
from operations	532,358	115,491	105,356	174,256	41,711	53,847

Contract transactions
Purchase payments	92,325	45,534	16,669	103,633	22,443	9,394
Surrenders and terminations	(71,326)	(19,216)	(1,591)	(165,993)	(379)	—
Transfers between Investment Divisions	24,886	37,944	(32,751)	(27,917)	5,095	(31,180)
Contract owner charges	(74,220)	(34,239)	(11,795)	(113,581)	(16,365)	(7,502)
Net change in net assets
from contract transactions	(28,335)	30,023	(29,468)	(203,858)	10,794	(29,288)

Net change in net assets	504,023	145,514	75,888	(29,602)	52,505	24,559

Net assets beginning of year	1,679,132	596,678	363,927	2,359,177	459,520	219,070

Net assets end of year	$2,183,155	$742,192	$439,815	$2,329,575	$512,025	$243,629

Contract unit transactions
Units outstanding at beginning of year	22,587	34,135	8,767	91,315	13,749	14,578
Units issued	8,563	8,053	885	17,611	1,714	757
Units redeemed	(9,645)	(6,556)	(1,562)	(26,999)	(1,548)	(2,567)
Units outstanding at end of year	21,505	35,632	8,090	81,927	13,915	12,768

See Notes to the Financial Statements.

25

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/Franklin Templeton Global Multisector Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Franklin Templeton International Small Cap Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Competitive Advantage Fund - Class I	JNL/Goldman Sachs Dividend Income & Growth Fund - Class I	JNL/Goldman Sachs Intrinsic Value Fund - Class I
Operations
Net investment income (loss)	$16,180	$(2,595)	$1,441	$(1,563)	$4,782	$56,827	$7,475
Net realized gain (loss) on investments	707	2,738	2,166	10,099	59,653	140,817	42,225
Net change in unrealized appreciation
(depreciation) on investments	(14,158)	82,727	51,304	95,583	55,417	203,364	28,605
Net change in net assets
from operations	2,729	82,870	54,911	104,119	119,852	401,008	78,305

Contract transactions
Purchase payments	3,502	26,078	15,371	19,591	18,573	55,916	18,357
Surrenders and terminations	(4,559)	(11,607)	(3,288)	(8,601)	(8,750)	(1,014)	(10,562)
Transfers between Investment Divisions	(48,980)	(8,423)	(28,225)	(26,687)	(71,499)	(124,060)	(122,749)
Contract owner charges	(3,879)	(26,322)	(9,041)	(18,854)	(7,145)	(31,254)	(11,559)
Net change in net assets
from contract transactions	(53,916)	(20,274)	(25,183)	(34,551)	(68,821)	(100,412)	(126,513)

Net change in net assets	(51,187)	62,596	29,728	69,568	51,031	300,596	(48,208)

Net assets beginning of year	228,497	540,182	308,509	446,154	433,078	1,482,760	415,958

Net assets end of year	$177,310	$602,778	$338,237	$515,722	$484,109	$1,783,356	$367,750

Contract unit transactions
Units outstanding at beginning of year	18,651	31,484	25,974	18,969	15,620	58,371	17,102
Units issued	6,780	3,648	5,751	1,160	3,271	14,125	4,625
Units redeemed	(11,292)	(5,190)	(7,078)	(2,682)	(5,341)	(16,888)	(9,287)
Units outstanding at end of year	14,139	29,942	24,647	17,447	13,550	55,608	12,440

See Notes to the Financial Statements.

26

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/Goldman Sachs Total Yield Fund - Class I	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Global Real Estate Fund - Class I	JNL/Invesco International Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I
Operations
Net investment income (loss)	$5,113	$4,968	$10,023	$(3,291)	$14,022	$(3,718)
Net realized gain (loss) on investments	3,379	9,274	181,803	12,145	55,163	19,228
Net change in unrealized appreciation
(depreciation) on investments	47,404	78,238	260,572	150,000	132,066	182,876
Net change in net assets
from operations	55,896	92,480	452,398	158,854	201,251	198,386

Contract transactions
Purchase payments	6,803	679	72,816	41,784	37,523	22,694
Surrenders and terminations	(8,898)	(2,866)	(41,485)	(9,348)	(42,866)	(7,774)
Transfers between Investment Divisions	(51,485)	(35,078)	(58,665)	4,681	(39,174)	38,265
Contract owner charges	(4,460)	(8,528)	(58,145)	(27,798)	(36,398)	(24,252)
Net change in net assets
from contract transactions	(58,040)	(45,793)	(85,479)	9,319	(80,915)	28,933

Net change in net assets	(2,144)	46,687	366,919	168,173	120,336	227,319

Net assets beginning of year	273,836	364,445	1,473,893	707,243	754,845	803,104

Net assets end of year	$271,692	$411,132	$1,840,812	$875,416	$875,181	$1,030,423

Contract unit transactions
Units outstanding at beginning of year	13,105	39,963	53,984	36,168	27,991	21,566
Units issued	5,603	3,680	8,906	8,568	4,029	4,513
Units redeemed	(8,265)	(8,027)	(11,363)	(8,505)	(7,079)	(3,987)
Units outstanding at end of year	10,443	35,616	51,527	36,231	24,941	22,092

See Notes to the Financial Statements.

27

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/JPMorgan Growth & Income Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
Operations
Net investment income (loss)	$(2,546)	$(2,523)	$(1,932)	$28,228	$(320)	$(2,029)
Net realized gain (loss) on investments	15,303	11,067	(2,474)	6,812	(50)	20,325
Net change in unrealized appreciation
(depreciation) on investments	115,081	145,968	47,065	76,874	19,423	105,357
Net change in net assets
from operations	127,838	154,512	42,659	111,914	19,053	123,653

Contract transactions
Purchase payments	25,877	30,901	29,580	65,108	—	27,597
Surrenders and terminations	(11)	(44,537)	(19,190)	(42,334)	—	(41,763)
Transfers between Investment Divisions	(18,509)	145,016	(2,705)	(104,503)	(1,067)	(26,018)
Contract owner charges	(24,590)	(26,398)	(29,465)	(49,638)	(3,823)	(10,652)
Net change in net assets
from contract transactions	(17,233)	104,982	(21,780)	(131,367)	(4,890)	(50,836)

Net change in net assets	110,605	259,494	20,879	(19,453)	14,163	72,817

Net assets beginning of year	561,509	375,654	665,164	1,457,043	74,064	477,519

Net assets end of year	$672,114	$635,148	$686,043	$1,437,590	$88,227	$550,336

Contract unit transactions
Units outstanding at beginning of year	39,183	6,055	23,820	84,543	6,402	13,337
Units issued	14,319	3,262	5,417	14,584	2,155	2,631
Units redeemed	(15,976)	(2,009)	(6,458)	(22,838)	(2,864)	(4,029)
Units outstanding at end of year	37,526	7,308	22,779	76,289	5,693	11,939

See Notes to the Financial Statements.

28

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
Operations
Net investment income (loss)	$2,147	$(3,699)	$(2,044)	$(5,144)	$(4,852)	$39,593	$(3,027)
Net realized gain (loss) on investments	(1,041)	(29,955)	13,192	35,602	101,328	22,472	20,031
Net change in unrealized appreciation
(depreciation) on investments	16,839	110,836	127,722	205,417	278,057	234,027	145,327
Net change in net assets
from operations	17,945	77,182	138,870	235,875	374,533	296,092	162,331

Contract transactions
Purchase payments	7,554	56,743	18,365	46,703	57,121	77,189	19,940
Surrenders and terminations	(835)	(4,096)	(1,090)	(22,379)	(41,617)	(38,248)	(7,250)
Transfers between Investment Divisions	(8,862)	28,760	(20,554)	(76,193)	18,003	(43,042)	122,863
Contract owner charges	(7,379)	(46,233)	(12,999)	(36,093)	(23,312)	(52,321)	(20,894)
Net change in net assets
from contract transactions	(9,522)	35,174	(16,278)	(87,962)	10,195	(56,422)	114,659

Net change in net assets	8,423	112,356	122,592	147,913	384,728	239,670	276,990

Net assets beginning of year	109,775	914,130	452,194	1,158,406	788,932	1,439,573	404,168

Net assets end of year	$118,198	$1,026,486	$574,786	$1,306,319	$1,173,660	$1,679,243	$681,158

Contract unit transactions
Units outstanding at beginning of year	10,543	27,562	24,788	28,826	37,503	66,810	14,286
Units issued	3,645	5,091	2,835	5,293	13,045	9,763	5,962
Units redeemed	(4,573)	(3,974)	(3,821)	(7,703)	(13,230)	(12,207)	(2,844)
Units outstanding at end of year	9,615	28,679	23,802	26,416	37,318	64,366	17,404

See Notes to the Financial Statements.

29

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I	JNL/PIMCO Real Return Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I
Operations
Net investment income (loss)	$(4,654)	$82,788	$(5,765)	$(3,657)	$2,277	$(3,873)	$(4,899)
Net realized gain (loss) on investments	23,065	443,866	5,212	9,755	508	(11,079)	(1,571)
Net change in unrealized appreciation
(depreciation) on investments	354,293	1,072,616	296,780	200,718	414	59,973	133,650
Net change in net assets
from operations	372,704	1,599,270	296,227	206,816	3,199	45,021	127,180

Contract transactions
Purchase payments	57,683	247,081	70,633	36,702	4,507	50,055	36,938
Surrenders and terminations	(61,673)	(112,343)	(49,859)	(48,991)	—	(7,176)	(5,021)
Transfers between Investment Divisions	(106,123)	(295,334)	(73,900)	27,420	90,359	(26,981)	48,092
Contract owner charges	(53,194)	(183,218)	(52,514)	(23,016)	(2,997)	(47,369)	(37,243)
Net change in net assets
from contract transactions	(163,307)	(343,814)	(105,640)	(7,885)	91,869	(31,471)	42,766

Net change in net assets	209,397	1,255,456	190,587	198,931	95,068	13,550	169,946

Net assets beginning of year	1,525,398	5,327,055	1,392,367	665,656	15,297	566,831	886,239

Net assets end of year	$1,734,795	$6,582,511	$1,582,954	$864,587	$110,365	$580,381	$1,056,185

Contract unit transactions
Units outstanding at beginning of year	40,603	194,385	42,071	28,295	1,266	37,915	34,600
Units issued	5,140	23,033	8,184	7,052	9,712	32,296	10,516
Units redeemed	(8,825)	(34,934)	(10,841)	(7,200)	(2,576)	(34,619)	(9,711)
Units outstanding at end of year	36,918	182,484	39,414	28,147	8,402	35,592	35,405

See Notes to the Financial Statements.

30

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/PPM America Small Cap Value Fund - Class I	JNL/RAFI Fundamental Asia Developed Fund - Class I(a)	JNL/RAFI Fundamental Europe Fund - Class I(a)	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I(a)	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I(b)	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
Operations
Net investment income (loss)	$(201)	$3,303	$1,675	$5,086	$314,441	$(10,637)	$(10,250)
Net realized gain (loss) on investments	(374)	10,754	(630)	(70,025)	1,344,486	63,562	118,580
Net change in unrealized appreciation
(depreciation) on investments	31,273	(2,235)	3,121	105,897	419,890	780,037	562,924
Net change in net assets
from operations	30,698	11,822	4,166	40,958	2,078,817	832,962	671,254

Contract transactions
Purchase payments	—	7,413	5,465	18,616	548,475	101,790	107,397
Surrenders and terminations	—	—	—	—	(353,114)	(55,888)	(69,785)
Transfers between Investment Divisions	9,211	2,778	84	(13,267)	(848,105)	197,081	(40,857)
Contract owner charges	(1,576)	(7,430)	(4,024)	(14,754)	(546,127)	(80,068)	(82,145)
Net change in net assets
from contract transactions	7,635	2,761	1,525	(9,405)	(1,198,871)	162,915	(85,390)

Net change in net assets	38,333	14,583	5,691	31,553	879,946	995,877	585,864

Net assets beginning of year	132,091	73,356	27,340	329,967	11,083,336	2,654,123	2,177,950

Net assets end of year	$170,424	$87,939	$33,031	$361,520	$11,963,282	$3,650,000	$2,763,814

Contract unit transactions
Units outstanding at beginning of year	6,292	3,605	1,743	20,044	469,511	27,977	16,073
Units issued	523	1,192	1,193	12,169	47,703	5,834	3,141
Units redeemed	(186)	(1,063)	(1,056)	(13,122)	(94,815)	(4,687)	(4,053)
Units outstanding at end of year	6,629	3,734	1,880	19,091	422,399	29,124	15,161

(a)

JNL/RAFI Fundamental U.S. Small Cap Fund commenced operations on June 24, 2019. On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund acquired JNL/Mellon

Capital S&P SMid 60 Fund, a separate series of JNL Variable Fund LLC. JNL/Mellon Capital S&P SMid 60 Fund is considered the accounting survivor for financial reporting purposes,

and as a result, the Statements of Changes in Net Assets includes the activity for the period January 1, 2019 through June 23, 2019.

(b)

JNL/RAFI Multi-Factor U.S. Equity Fund commenced operations on June 24, 2019. On June 24, 2019, JNL/RAFI Multi-Factor U.S. Equity Fund acquired JNL/Mellon Capital JNL 5

Fund, a Separate series of JNL Variable Fund LLC. JNL/Mellon Capital JNL 5 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the

Statement of Changes in Net Assets includes the activity for the period January 1, 2019 through June 23, 2019.

See Notes to the Financial Statements.

31

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I	JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	JNL/Franklin Templeton Global Fund - Class I
Operations
Net investment income (loss)	$(1,729)	$(3,359)	$(5,712)	$26,486	$(5,156)	$(3,565)	$(1,727)
Net realized gain (loss) on investments	1,124	4,025	32,525	—	10,124	2,775	(4,245)
Net change in unrealized appreciation
(depreciation) on investments	17,243	266,665	273,858	—	323,663	124,399	63,519
Net change in net assets
from operations	16,638	267,331	300,671	26,486	328,631	123,609	57,547

Contract transactions
Purchase payments	27,158	34,668	84,716	320,910	34,347	38,024	36,959
Surrenders and terminations	(7,728)	(16,206)	(106,077)	(34,954)	(22,652)	(3,419)	(4,880)
Transfers between Investment Divisions	139,067	(33,816)	11,006	(677,587)	(41,807)	(71,149)	(84,158)
Contract owner charges	(13,822)	(37,517)	(98,986)	(199,584)	(37,158)	(19,852)	(25,690)
Net change in net assets
from contract transactions	144,675	(52,871)	(109,341)	(591,215)	(67,270)	(56,396)	(77,769)

Net change in net assets	161,313	214,460	191,330	(564,729)	261,361	67,213	(20,222)

Net assets beginning of year	409,019	1,032,672	1,474,525	2,097,075	1,226,196	615,805	420,202

Net assets end of year	$570,332	$1,247,132	$1,665,855	$1,532,346	$1,487,557	$683,018	$399,980

Contract unit transactions
Units outstanding at beginning of year	34,285	28,917	24,395	140,912	29,723	45,337	34,591
Units issued	18,414	3,773	2,948	89,592	4,886	10,002	11,008
Units redeemed	(7,600)	(5,054)	(4,809)	(134,512)	(6,591)	(14,062)	(17,602)
Units outstanding at end of year	45,099	27,636	22,534	95,992	28,018	41,277	27,997

See Notes to the Financial Statements.

32

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2019

	JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	JNL/Invesco China-India Fund - Class I	JNL/PPM America Mid Cap Value Fund - Class I	JNL/PPM America Value Equity Fund - Class I	JNL/S&P Mid 3 Fund - Class I
Operations
Net investment income (loss)	$(1,112)	$559	$(557)	$(504)	$46
Net realized gain (loss) on investments	496	21,947	(7,686)	1,260	132
Net change in unrealized appreciation
(depreciation) on investments	24,576	33,058	15,671	16,912	251
Net change in net assets
from operations	23,960	55,564	7,428	17,668	429

Contract transactions
Purchase payments	—	23,114	5,170	6,662	—
Surrenders and terminations	(1,896)	(660)	(281)	(1,772)	—
Transfers between Investment Divisions	728	14,360	3,841	1,899	148
Contract owner charges	(6,729)	(11,539)	(3,324)	(3,146)	(20)
Net change in net assets
from contract transactions	(7,897)	25,275	5,406	3,643	128

Net change in net assets	16,063	80,839	12,834	21,311	557

Net assets beginning of year	190,710	355,155	59,936	79,605	2,002

Net assets end of year	$206,773	$435,994	$72,770	$100,916	$2,559

Contract unit transactions
Units outstanding at beginning of year	14,193	31,918	3,292	2,038	175
Units issued	1,422	6,278	2,702	513	12
Units redeemed	(2,039)	(4,058)	(2,640)	(469)	(2)
Units outstanding at end of year	13,576	34,138	3,354	2,082	185

See Notes to the Financial Statements.

33

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL Multi-Manager Emerging Markets Equity Fund - Class I
12/31/2020	1,007	54	1.73	16.874271	8.23	0.90	19.254360	9.21		0.00
12/31/2019	443	27	2.05	15.590701	17.11	0.90	17.630370	18.17		0.00
12/31/2018	457	32	2.07	13.312350	(18.87)	0.90	14.919058	(18.13)		0.00
12/31/2017	551	32	1.39	16.409057	27.79	0.90	18.223861	28.94		0.00
12/31/2016	488	37	2.53	12.841039	18.43	0.90	14.133759	19.50	‡	0.00
JNL Multi-Manager Small Cap Growth Fund - Class I
12/31/2020	1,990	16	0.00	108.809137	45.55	0.90	135.216506	46.87		0.00
12/31/2019	1,530	18	0.00	74.757294	35.09	0.90	92.068139	36.32		0.00
12/31/2018	1,146	19	0.00	55.336980	(2.66)	0.90	67.540255	(1.77)		0.00
12/31/2017	1,197	20	0.00	56.847573	26.37	0.90	68.758923	27.51		0.00
12/31/2016	849	18	0.00	44.985462	5.00	0.90	53.925126	5.95	‡	0.00
JNL Multi-Manager Small Cap Value Fund - Class I
12/31/2020	447	15	0.00	26.864063	5.14	0.90	30.943532	6.09		0.00
12/31/2019	500	18	0.00	25.551318	24.45	0.90	29.167856	25.57		0.00
12/31/2018	484	22	0.63	20.532048	(15.23)	0.90	23.228116	(14.46)		0.00
12/31/2017	494	20	0.71	24.220063	10.26	0.90	27.153504	11.26		0.00
12/31/2016	518	23	0.75	21.965424	22.91	0.90	24.405821	24.07	‡	0.00
JNL/American Funds Balanced Fund - Class I
12/31/2020	1,335	50	0.00	23.326804	11.38	0.90	28.091682	12.38		0.00
12/31/2019	1,130	48	0.00	20.944005	20.00	0.90	24.996181	21.09		0.00
12/31/2018	515	27	0.66	17.453004	(5.42)	0.90	20.643125	(4.56)		0.00
12/31/2017	576	29	1.53	18.453311	15.99	0.90	21.629654	17.03		0.00
12/31/2016	482	28	0.20	15.909512	4.93	0.90	18.481446	5.87	‡	0.00
JNL/American Funds Blue Chip Income and Growth Fund - Class I
12/31/2020	310	12	0.00	26.297192	7.75	0.90	28.939119	8.72		0.00
12/31/2019	368	15	0.00	24.406629	20.27	0.90	26.618155	21.36		0.00
12/31/2018	320	16	0.00	20.292399	(9.54)	0.90	21.932663	(8.72)		0.00
12/31/2017	408	18	0.00	22.433243	15.84	0.90	24.028476	16.88		0.00
12/31/2016	334	17	0.00	19.365702	17.54	0.90	20.557475	18.60	‡	0.00
JNL/American Funds Capital World Bond Fund - Class I
12/31/2020	179	13	0.00	12.800667	8.89	0.90	14.068229	9.88		0.00
12/31/2019	171	14	0.00	11.755283	6.86	0.90	12.803496	7.82		0.00
12/31/2018	163	15	0.83	11.000976	(2.28)	0.90	11.874529	(1.39)		0.00
12/31/2017	199	18	0.51	11.257297	5.85	0.90	12.041925	6.81		0.00
12/31/2016	161	15	0.00	10.634999	1.70	0.90	11.274617	2.61	‡	0.00
JNL/American Funds Global Small Capitalization Fund - Class I
12/31/2020	224	9	0.00	24.869499	28.62	0.90	27.329834	29.78		0.00
12/31/2019	235	12	0.00	19.335925	30.26	0.90	21.058429	31.44		0.00
12/31/2018	116	8	0.20	14.843849	(11.28)	0.90	16.021427	(10.48)		0.00
12/31/2017	153	9	0.36	16.731487	24.65	0.90	17.896907	25.78		0.00
12/31/2016	103	8	0.00	13.422350	1.06	0.90	14.228809	1.97	‡	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

34

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Growth-Income Fund - Class I
12/31/2020	517	16	0.00	30.959862	12.44	0.90	34.078722	13.46	0.00
12/31/2019	638	23	0.00	27.534194	24.90	0.90	30.036400	26.03	0.00
12/31/2018	487	22	0.00	22.044543	(2.75)	0.90	23.832394	(1.87)	0.00
12/31/2017	540	24	0.00	22.668659	21.09	0.90	24.286358	22.19	0.00
12/31/2016	408	22	0.00	18.719867	10.26	0.90	19.876574	11.25 ‡	0.00
JNL/American Funds International Fund - Class I
12/31/2020	312	16	0.00	18.564314	12.91	0.90	20.414635	13.93	0.00
12/31/2019	313	19	0.00	16.441626	21.71	0.90	17.918408	22.81	0.00
12/31/2018	240	18	0.90	13.508614	(14.00)	0.90	14.590189	(13.22)	0.00
12/31/2017	520	32	0.83	15.708520	30.76	0.90	16.813592	31.93	0.00
12/31/2016	318	26	0.00	12.013596	2.41	0.90	12.743939	3.34 ‡	0.00
JNL/American Funds New World Fund - Class I
12/31/2020	429	22	0.00	19.162561	22.33	0.90	21.090983	23.44	0.00
12/31/2019	484	30	0.00	15.664057	27.85	0.90	17.085931	29.00	0.00
12/31/2018	313	25	0.68	12.252378	(14.87)	0.90	13.244834	(14.10)	0.00
12/31/2017	394	27	0.50	14.393106	28.07	0.90	15.418769	29.22	0.00
12/31/2016	197	17	0.00	11.238303	4.15	0.90	11.932342	5.09 ‡	0.00
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I
12/31/2020	184	8	0.00	21.705553	10.61	0.90	24.519238	11.61	0.00
12/31/2019	176	8	0.00	19.624189	25.25	0.90	21.969508	26.38	0.00
12/31/2018	147	9	0.69	15.667846	(13.89)	0.90	17.383130	(13.10)	0.00
12/31/2017	172	9	0.76	18.194386	22.14	0.90	20.004496	23.24	0.00
12/31/2016	148	10	0.54	14.896450	7.10	0.90	16.232084	8.07 ‡	0.00
JNL/AQR Managed Futures Strategy Fund - Class I
12/31/2020	93	10	0.00	8.996620	(2.57)	0.90	10.008215	(1.69)	0.00
12/31/2019	169	18	0.00	9.234113	(0.51)	0.90	10.180335	0.39	0.00
12/31/2018	159	17	0.00	9.281239	(9.85)	0.90	10.140651	(9.03)	0.00
12/31/2017	165	16	0.00	10.294835	(1.94)	0.90	11.146729	(1.25)	0.00
12/31/2016	156	15	4.46	10.498710	(9.20)	0.90	11.287988	(6.11)‡	0.00
JNL/BlackRock Global Allocation Fund - Class I
12/31/2020	268	14	0.00	17.939188	18.16	0.90	19.627434	19.23	0.00
12/31/2019	396	25	0.00	15.181777	17.02	0.90	16.461730	18.08	0.00
12/31/2018	363	27	0.96	12.973572	(8.17)	0.90	13.941336	(7.33)	0.00
12/31/2017	309	21	1.74	14.127692	13.11	0.90	15.044845	14.13	0.00
12/31/2016	310	24	0.58	12.490609	3.21	0.90	13.182556	4.14 ‡	0.00
JNL/BlackRock Global Natural Resources Fund - Class I
12/31/2020	662	70	0.00	8.830956	3.67	0.90	10.019598	4.61	0.00
12/31/2019	719	80	0.00	8.517988	14.05	0.90	9.577909	15.08	0.00
12/31/2018	571	73	2.23	7.468469	(17.86)	0.90	8.322558	(17.11)	0.00
12/31/2017	667	72	1.08	9.091832	(3.54)	0.90	10.040268	(2.66)	0.00
12/31/2016	813	85	0.95	9.425914	25.69	0.90	10.314159	26.88 ‡	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

35

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/BlackRock Large Cap Select Growth Fund - Class I
12/31/2020	3,435	24	0.00	122.640194	37.60	0.90	154.175611	38.85		0.00
12/31/2019	2,183	22	0.00	89.124973	31.54	0.90	111.038518	32.73		0.00
12/31/2018	1,679	23	0.00	67.753659	1.27	0.90	83.656142	2.19		0.00
12/31/2017	1,677	24	0.00	66.903521	32.72	0.90	81.862139	33.91		0.00
12/31/2016	1,336	26	0.00	50.410156	(0.26)	0.90	61.130094	0.56	‡	0.00
JNL/Causeway International Value Select Fund - Class I
12/31/2020	753	34	4.91	19.201774	5.28	0.90	23.556021	6.23		0.00
12/31/2019	742	36	3.28	18.238979	18.23	0.90	22.174409	19.30		0.00
12/31/2018	597	34	1.89	15.427070	(18.00)	0.90	18.587719	(17.26)		0.00
12/31/2017	753	37	1.05	18.814438	27.59	0.90	22.465411	28.76		0.00
12/31/2016	725	47	1.38	14.745455	(0.70)	0.90	17.446990	0.20	‡	0.00
JNL/DFA U.S. Core Equity Fund - Class I
12/31/2020	488	8	0.00	54.306661	15.26	0.90	67.572400	16.30		0.00
12/31/2019	440	8	0.00	47.116054	28.83	0.90	58.099893	29.99		0.00
12/31/2018	364	9	1.07	36.572992	(8.29)	0.90	44.694852	(7.46)		0.00
12/31/2017	415	9	0.98	39.879251	19.46	0.90	48.296285	20.54		0.00
12/31/2016	330	9	1.14	33.382179	13.29	0.90	40.066555	14.31	‡	0.00
JNL/DoubleLine Core Fixed Income Fund - Class I
12/31/2020	2,204	72	0.00	26.617906	4.39	0.90	32.611761	5.34		0.00
12/31/2019	2,330	82	2.74	25.497718	7.26	0.90	30.959434	8.23		0.00
12/31/2018	2,359	91	1.17	23.771518	(1.07)	0.90	28.604868	(0.17)		0.00
12/31/2017	2,523	99	0.52	24.027487	4.60	0.90	28.652428	5.54		0.00
12/31/2016	2,494	103	0.40	22.970714	2.04	0.90	27.147499	2.96	‡	0.00
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I
12/31/2020+	120	10	0.00	12.318602	16.70 ‡	0.90	12.686109	17.43	‡	0.00
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
12/31/2020	591	14	0.00	35.233572	7.69	0.90	44.340017	8.66		0.00
12/31/2019	512	14	2.06	32.718661	8.58	0.90	40.806156	9.56		0.00
12/31/2018	460	14	2.87	30.133794	(2.18)	0.90	37.245581	(1.29)		0.00
12/31/2017	457	14	2.17	30.805746	2.35	0.90	37.733046	3.33		0.00
12/31/2016	472	15	2.79	30.099375	1.41	0.90	36.516576	2.37	‡	0.00
JNL/First State Global Infrastructure Fund - Class I
12/31/2020	220	12	0.00	17.677783	(4.27)	0.90	19.187819	(3.39)		0.00
12/31/2019	244	13	0.00	18.466102	26.10	0.90	19.860470	27.26		0.00
12/31/2018	219	15	3.02	14.643553	(6.94)	0.90	15.605618	(6.09)		0.00
12/31/2017	347	22	2.15	15.735834	9.21	0.90	16.618265	10.20		0.00
12/31/2016	247	17	2.98	14.408750	11.72	0.90	15.080685	12.72	‡	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I - April 27, 2020.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

36

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Franklin Templeton Global Multisector Bond Fund - Class I
12/31/2020	109	9	10.62	11.254723	(7.28)	0.90	12.209588	(6.44)	0.00
12/31/2019	177	14	9.07	12.137802	0.39	0.90	13.049583	1.29	0.00
12/31/2018	228	19	0.00	12.091211	0.11	0.90	12.883027	1.02	0.00
12/31/2017	224	18	0.00	12.078101	3.02	0.90	12.753134	3.95	0.00
12/31/2016	212	18	0.26	11.723835	3.03	0.90	12.268988	3.95 ‡	0.00
JNL/Franklin Templeton Income Fund - Class I
12/31/2020	542	26	0.00	18.779622	0.24	0.90	21.412158	1.15	0.00
12/31/2019	603	30	0.00	18.733905	15.31	0.90	21.168710	16.35	0.00
12/31/2018	540	31	4.92	16.247196	(4.81)	0.90	18.194279	(3.95)	0.00
12/31/2017	624	35	4.15	17.068931	9.22	0.90	18.942179	10.20	0.00
12/31/2016	578	36	5.10	15.628013	13.21	0.90	17.188296	14.26 ‡	0.00
JNL/Franklin Templeton International Small Cap Fund - Class I
12/31/2020	271	20	2.07	12.494885	(3.94)	0.90	14.055269	(3.07)	0.00
12/31/2019	338	25	0.92	13.007073	17.79	0.90	14.500360	18.85	0.00
12/31/2018	309	26	2.53	11.042844	(20.28)	0.90	12.200322	(19.55)	0.00
12/31/2017	479	32	1.21	13.851384	31.31	0.90	15.165366	32.49	0.00
12/31/2016	287	24	1.83	10.548714	(1.84)	0.90	11.446154	(0.96)‡	0.00
JNL/Goldman Sachs 4 Fund - Class A
12/31/2020	444	14	0.00	27.026525	2.96	0.90	32.799472	4.51	0.00
12/31/2019	516	17	0.00	26.092739	23.92	0.90	31.382617	25.04	0.00
12/31/2018	446	19	0.00	21.056266	(7.12)	0.90	25.098134	(6.27)	0.00
12/31/2017	544	22	0.00	22.669373	14.34	0.90	26.777427	15.38	0.00
12/31/2016	516	25	0.00	19.825446	9.30	0.90	23.208840	10.29 ‡	0.00
JNL/Goldman Sachs Competitive Advantage Fund - Class I
12/31/2020	458	11	0.00	40.386589	18.23	0.90	45.430762	19.30	0.00
12/31/2019	484	14	1.58	34.160377	28.58	0.90	38.082606	29.74	0.00
12/31/2018	433	16	1.46	26.567816	(3.24)	0.90	29.352830	(2.36)	0.00
12/31/2017	471	16	1.54	27.457550	18.85	0.90	30.062489	19.92	0.00
12/31/2016	406	17	1.12	23.102246	4.94	0.90	25.067963	5.88 ‡	0.00
JNL/Goldman Sachs Dividend Income & Growth Fund - Class I
12/31/2020	1,357	44	0.00	28.407299	(4.15)	0.90	31.791518	(3.28)	0.00
12/31/2019	1,783	56	3.68	29.636759	26.89	0.90	32.870281	28.04	0.00
12/31/2018	1,483	58	3.31	23.355800	(5.89)	0.90	25.671951	(5.04)	0.00
12/31/2017	1,602	60	2.64	24.818821	11.22	0.90	27.034309	12.22	0.00
12/31/2016	1,739	70	2.49	22.315750	16.88	0.90	24.090600	17.93 ‡	0.00
JNL/Goldman Sachs Intrinsic Value Fund - Class I
12/31/2020	310	10	0.00	28.034798	0.08	0.90	31.536089	0.98	0.00
12/31/2019	368	12	2.48	28.013397	20.48	0.90	31.229888	21.57	0.00
12/31/2018	416	17	1.97	23.251326	(6.38)	0.90	25.688706	(5.53)	0.00
12/31/2017	508	19	2.71	24.835809	18.05	0.90	27.192120	19.12	0.00
12/31/2016	484	22	2.65	21.037637	4.53	0.90	22.827785	5.47 ‡	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

37

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/Goldman Sachs Total Yield Fund - Class I
12/31/2020	305	11	0.00	24.292745	1.78	0.90	27.213293	2.71		0.00
12/31/2019	272	10	2.31	23.866944	21.31	0.90	26.496463	22.40		0.00
12/31/2018	274	13	2.10	19.674954	(11.74)	0.90	21.646906	(10.93)		0.00
12/31/2017	301	13	2.17	22.291052	10.38	0.90	24.304375	11.37		0.00
12/31/2016	318	15	2.01	20.195338	11.78	0.90	21.822647	12.79	‡	0.00
JNL/Harris Oakmark Global Equity Fund - Class I
12/31/2020	298	22	3.02	12.389512	10.68	0.90	13.832514	11.68		0.00
12/31/2019	411	36	1.84	11.193660	26.78	0.90	12.385411	27.93		0.00
12/31/2018	364	40	0.81	8.829098	(21.68)	0.90	9.681561	(20.97)		0.00
12/31/2017+	495	42	0.00	11.273505	2.47 ‡	0.90	12.250618	2.71	‡	0.00
JNL/Invesco Global Growth Fund - Class I
12/31/2020	2,221	48	0.00	41.273681	27.36	0.90	49.284227	28.51		0.00
12/31/2019	1,841	52	0.93	32.407019	30.55	0.90	38.349962	31.73		0.00
12/31/2018	1,474	54	0.86	24.824114	(13.75)	0.90	29.113259	(12.97)		0.00
12/31/2017	1,819	59	0.91	28.781318	35.17	0.90	33.450112	36.39		0.00
12/31/2016	1,415	63	0.83	21.292303	(0.50)	0.90	24.525153	0.40	‡	0.00
JNL/Invesco Global Real Estate Fund - Class I
12/31/2020	695	32	0.00	19.506481	(12.69)	0.90	22.445307	(11.90)		0.00
12/31/2019	875	36	0.00	22.342122	21.85	0.90	25.477831	22.95		0.00
12/31/2018	707	36	4.08	18.336155	(7.01)	0.90	20.722287	(6.17)		0.00
12/31/2017	872	42	3.21	19.718483	9.47	0.90	22.083763	10.46		0.00
12/31/2016	894	48	2.13	18.012048	1.69	0.90	19.992355	2.61	‡	0.00
JNL/Invesco International Growth Fund - Class I
12/31/2020	752	19	2.18	33.925169	13.12	0.90	42.681721	14.15		0.00
12/31/2019	875	25	2.00	29.989560	27.37	0.90	37.392212	28.52		0.00
12/31/2018	755	28	2.35	23.545515	(15.61)	0.90	29.094474	(14.84)		0.00
12/31/2017	718	23	1.54	27.900184	22.45	0.90	34.164812	23.55		0.00
12/31/2016	624	25	1.83	22.785109	(1.95)	0.90	27.651638	(1.06	)‡	0.00
JNL/Invesco Small Cap Growth Fund - Class I
12/31/2020	1,281	17	0.00	65.746581	55.54	0.90	78.127305	56.94		0.00
12/31/2019	1,030	22	0.00	42.270518	23.70	0.90	49.780359	24.82		0.00
12/31/2018	803	22	0.00	34.170890	(9.69)	0.90	39.881116	(8.87)		0.00
12/31/2017	992	25	0.00	37.837049	24.13	0.90	43.762122	25.23		0.00
12/31/2016	797	25	0.00	30.480751	10.74	0.90	34.945352	11.74	‡	0.00
JNL/JPMorgan Global Allocation Fund - Class I
12/31/2020+	617	42	0.00	14.336038	27.31 ‡	0.90	14.763713	28.10	‡	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Harris Oakmark Global Equity Fund - Class I - September 25, 2017; JNL/JPMorgan Global Allocation Fund - Class I - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

38

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/JPMorgan Growth & Income Fund - Class I
12/31/2020	749	43	0.00	15.948797	(4.44)	0.90	18.083530	(3.57)		0.00
12/31/2019	672	38	0.00	16.689509	22.33	0.90	18.753840	23.43		0.00
12/31/2018	562	39	1.50	13.643521	(9.59)	0.90	15.193753	(8.76)		0.00
12/31/2017	641	41	3.13	15.089934	7.44	0.90	16.653181	8.41		0.00
12/31/2016	596	42	2.66	14.044397	14.74	0.90	15.360773	15.78	‡	0.00
JNL/JPMorgan MidCap Growth Fund - Class I
12/31/2020	957	7	0.00	116.608976	47.10	0.90	146.841541	48.43		0.00
12/31/2019	635	7	0.00	79.270921	39.08	0.90	98.928706	40.34		0.00
12/31/2018	376	6	0.00	56.994952	(5.59)	0.90	70.491396	(4.73)		0.00
12/31/2017	393	6	0.00	60.370335	28.58	0.90	73.992477	29.74		0.00
12/31/2016	224	4	0.00	46.951950	(0.19)	0.90	57.032387	0.71	‡	0.00
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
12/31/2020	999	31	0.00	27.522310	6.26	0.90	34.648379	7.22		0.00
12/31/2019	686	23	0.00	25.901556	5.85	0.90	32.315844	6.81		0.00
12/31/2018	665	24	3.10	24.469035	(0.14)	0.90	30.255059	0.77		0.00
12/31/2017	724	26	2.57	24.503553	1.78	0.90	30.024802	2.70		0.00
12/31/2016	777	30	2.06	24.075568	0.71	0.90	29.236692	1.53	‡	0.00
JNL/Loomis Sayles Global Growth Fund - Class I
12/31/2020+	534	34	0.35	15.374641	45.79 ‡	0.90	15.708139	46.70	‡	0.00
JNL/Mellon Bond Index Fund - Class I
12/31/2020	1,516	74	0.00	18.226795	6.30	0.90	21.554528	7.26		0.00
12/31/2019	1,438	76	2.38	17.146320	7.40	0.90	20.095113	8.37		0.00
12/31/2018	1,457	85	2.34	15.965402	(1.18)	0.90	18.543463	(0.28)		0.00
12/31/2017	1,419	83	2.05	16.155972	2.36	0.90	18.595758	3.28		0.00
12/31/2016	1,406	85	0.85	15.783822	1.19	0.90	18.004967	1.78	‡	0.00
JNL/Mellon Communication Services Sector Fund - Class I
12/31/2020	103	5	0.00	16.586704	24.60	0.90	20.101385	25.72		0.00
12/31/2019	88	6	0.00	13.312312	25.77	0.90	15.988647	26.91		0.00
12/31/2018	74	6	4.54	10.584854	(6.33)	0.90	12.598904	(5.47)		0.00
12/31/2017	81	7	3.64	11.299786	2.84	0.90	13.328639	3.77		0.00
12/31/2016	91	8	2.98	10.987777	22.58	0.90	12.844270	23.68	‡	0.00
JNL/Mellon Consumer Discretionary Sector Fund - Class I
12/31/2020	767	11	0.00	60.712623	46.24	0.90	73.685228	47.56		0.00
12/31/2019	550	12	0.00	41.516194	26.15	0.90	49.935582	27.29		0.00
12/31/2018	478	13	0.94	32.911305	(1.80)	0.90	39.230985	(0.91)		0.00
12/31/2017	433	12	1.28	33.515071	21.34	0.90	39.590809	22.44		0.00
12/31/2016	286	10	0.79	27.620067	5.39	0.90	32.335592	6.34	‡	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Loomis Sayles Global Growth Fund - Class I - April 27, 2020.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

39

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Emerging Markets Index Fund - Class I
12/31/2020	231	16	4.13	13.793881	16.50	0.90	14.958008	17.55	0.00
12/31/2019	118	10	2.33	11.840277	17.14	0.90	12.724444	18.20	0.00
12/31/2018	110	11	1.62	10.107779	(15.77)	0.90	10.765244	(15.00)	0.00
12/31/2017	312	25	1.23	11.999990	35.37	0.90	12.665423	36.59	0.00
12/31/2016	57	6	2.59	8.864751	9.26	0.90	9.272701	10.25 ‡	0.00
JNL/Mellon Energy Sector Fund - Class I
12/31/2020	835	35	0.00	21.286030	(34.08)	0.90	25.826546	(33.48)	0.00
12/31/2019	1,026	29	0.00	32.289976	8.05	0.90	38.826666	9.03	0.00
12/31/2018	914	28	3.00	29.883769	(20.85)	0.90	35.611408	(20.13)	0.00
12/31/2017	1,226	30	2.23	37.755722	(3.60)	0.90	44.586853	(2.73)	0.00
12/31/2016	1,406	33	2.13	39.164069	26.33	0.90	45.836650	27.47 ‡	0.00
JNL/Mellon Financial Sector Fund - Class I
12/31/2020	516	22	0.00	20.922442	(3.24)	0.90	25.380937	(2.37)	0.00
12/31/2019	575	24	0.00	21.623739	30.31	0.90	25.996684	31.49	0.00
12/31/2018	452	25	1.41	16.594111	(14.35)	0.90	19.771082	(13.57)	0.00
12/31/2017	535	25	1.02	19.374714	18.54	0.90	22.876090	19.60	0.00
12/31/2016	541	31	1.70	16.345110	23.20	0.90	19.126510	24.31 ‡	0.00
JNL/Mellon Healthcare Sector Fund - Class I
12/31/2020	1,450	25	0.00	52.202867	16.87	0.90	63.342558	17.92	0.00
12/31/2019	1,306	26	0.00	44.669356	20.74	0.90	53.715813	21.83	0.00
12/31/2018	1,158	29	1.12	36.995367	4.30	0.90	44.089081	5.25	0.00
12/31/2017	1,178	31	1.07	35.469268	21.86	0.90	41.889536	22.95	0.00
12/31/2016	865	28	1.90	29.107618	(4.53)	0.90	34.069141	(3.66)‡	0.00
JNL/Mellon Information Technology Sector Fund - Class I
12/31/2020	1,779	38	0.00	41.483388	44.31	0.90	50.304096	45.61	0.00
12/31/2019	1,174	37	0.00	28.745994	47.16	0.90	34.545999	48.49	0.00
12/31/2018	789	38	0.60	19.533263	(1.28)	0.90	23.264101	(0.38)	0.00
12/31/2017	778	37	0.76	19.786633	35.40	0.90	23.353574	36.62	0.00
12/31/2016	460	30	0.90	14.613036	12.42	0.90	17.093200	13.44 ‡	0.00
JNL/Mellon International Index Fund - Class I
12/31/2020	1,699	60	3.65	25.563447	7.05	0.90	30.265774	8.02	0.00
12/31/2019	1,679	64	2.91	23.879242	20.48	0.90	28.018464	21.57	0.00
12/31/2018	1,440	67	3.44	19.820451	(14.44)	0.90	23.047751	(13.66)	0.00
12/31/2017	1,741	71	2.96	23.165915	24.33	0.90	26.695243	25.45	0.00
12/31/2016	1,510	78	0.25	18.632733	0.04	0.90	21.279612	0.94 ‡	0.00
JNL/Mellon Nasdaq® 100 Index Fund - Class I
12/31/2020	1,192	21	0.00	53.292352	47.11	0.90	58.548192	48.44	0.00
12/31/2019	681	17	0.00	36.225312	37.77	0.90	39.441379	39.01	0.00
12/31/2018	404	14	0.65	26.294567	(1.17)	0.90	28.372440	(0.27)	0.00
12/31/2017	504	17	0.65	26.606341	31.24	0.90	28.449980	32.42	0.00
12/31/2016	265	12	1.77	20.272808	7.21	0.90	21.484122	5.71 ‡	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

40

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/Mellon S&P 400 MidCap Index Fund - Class I
12/31/2020	1,515	28	0.00	47.522579	12.33	0.90	56.356113	13.34		0.00
12/31/2019	1,735	37	0.00	42.307526	24.75	0.90	49.722162	25.88		0.00
12/31/2018	1,525	41	1.07	33.914527	(12.07)	0.90	39.501135	(11.27)		0.00
12/31/2017	1,856	45	1.07	38.568458	14.85	0.90	44.517017	15.88		0.00
12/31/2016	1,720	48	0.21	33.582362	19.27	0.90	38.415543	20.34	‡	0.00
JNL/Mellon S&P 500 Index Fund - Class I
12/31/2020	7,585	177	0.00	37.862723	17.05	0.90	44.888331	18.11		0.00
12/31/2019	6,583	182	1.68	32.347348	30.09	0.90	38.005950	31.26		0.00
12/31/2018	5,327	194	1.53	24.866297	(5.47)	0.90	28.954457	(4.61)		0.00
12/31/2017	5,691	199	1.43	26.304185	20.40	0.90	30.352814	21.49		0.00
12/31/2016	5,114	220	0.12	21.847403	10.56	0.90	24.984803	11.56	‡	0.00
JNL/Mellon Small Cap Index Fund - Class I
12/31/2020	1,772	39	0.00	40.638426	10.17	0.90	48.148397	11.16		0.00
12/31/2019	1,583	39	0.00	36.888639	21.48	0.90	43.314038	22.58		0.00
12/31/2018	1,392	42	1.07	30.366413	(9.48)	0.90	35.336281	(8.66)		0.00
12/31/2017	1,599	45	0.94	33.546859	12.07	0.90	38.685551	13.08		0.00
12/31/2016	1,680	54	0.55	29.933429	25.00	0.90	34.210182	26.13	‡	0.00
JNL/MFS Mid Cap Value Fund - Class I
12/31/2020	919	29	0.00	29.686905	3.20	0.90	34.181593	4.13		0.00
12/31/2019	865	28	0.00	28.767442	30.18	0.90	32.826207	31.36		0.00
12/31/2018	666	28	0.73	22.097523	(12.84)	0.90	24.989295	(12.05)		0.00
12/31/2017	586	22	1.56	25.351887	12.31	0.90	28.411976	13.33		0.00
12/31/2016	499	22	0.00	22.572189	12.72	0.90	25.070704	13.74	‡	0.00
JNL/Neuberger Berman Strategic Income Fund - Class I
12/31/2020	21	1	0.00	13.348341	6.34	0.90	14.373329	7.31		0.00
12/31/2019	110	8	5.93	12.551978	8.63	0.90	13.394633	9.59		0.00
12/31/2018	15	1	2.45	11.554424	(2.97)	0.90	12.222171	(2.12)		0.00
12/31/2017	10	1	2.91	11.908120	6.08	0.90	12.486849	7.03		0.00
12/31/2016	9	1	2.82	11.225568	5.05	0.90	11.666612	6.03	‡	0.00
JNL/PIMCO Real Return Fund - Class I
12/31/2020	641	35	0.00	17.326389	10.78	0.90	19.647166	11.78		0.00
12/31/2019	580	36	0.00	15.640379	7.74	0.90	17.576431	8.71		0.00
12/31/2018	567	38	0.91	14.517443	(2.83)	0.90	16.168318	(1.95)		0.00
12/31/2017	731	48	0.00	14.940774	2.36	0.90	16.489887	3.29		0.00
12/31/2016	744	50	6.11	14.595945	4.51	0.90	15.965307	5.45	‡	0.00
JNL/PPM America High Yield Bond Fund - Class I
12/31/2020	1,062	33	0.00	28.631682	4.51	0.90	34.811798	5.45		0.00
12/31/2019	1,056	35	0.00	27.397339	13.89	0.90	33.012576	14.92		0.00
12/31/2018	886	35	5.46	24.056086	(5.86)	0.90	28.726802	(5.00)		0.00
12/31/2017	1,029	38	5.11	25.553419	6.76	0.90	30.239959	7.73		0.00
12/31/2016	983	40	0.16	23.934771	16.30	0.90	28.071342	17.34	‡	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

41

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/PPM America Small Cap Value Fund - Class I
12/31/2020	36	1	0.00	22.592406	(3.92)	0.90	25.211755	(3.05)	0.00
12/31/2019	170	7	0.00	23.512945	21.38	0.90	26.003991	22.48	0.00
12/31/2018	132	6	0.39	19.370613	(20.66)	0.90	21.230982	(19.94)	0.00
12/31/2017	245	9	0.45	24.414909	16.35	0.90	26.518618	17.40	0.00
12/31/2016	141	6	0.08	20.983274	29.66	0.90	22.587558	30.77 ‡	0.00
JNL/RAFI Fundamental Asia Developed Fund - Class I
12/31/2020	62	3	0.00	23.460388	3.85	0.90	26.144442	4.79	0.00
12/31/2019+	88	4	4.51	22.589952	15.25 ‡	0.90	24.949130	16.29 ‡	0.00
JNL/RAFI Fundamental Europe Fund - Class I
12/31/2020	44	2	6.43	16.692019	(1.46)	0.90	18.659988	(0.57)	0.00
12/31/2019+	33	2	6.14	16.939812	13.84 ‡	0.90	18.767221	14.86 ‡	0.00
JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
12/31/2020	391	19	0.00	19.596593	8.04	0.90	23.114490	9.02	0.00
12/31/2019+	362	19	1.92	18.138594	13.01	0.90	21.201657	14.03	0.00
12/31/2018	330	20	2.20	16.050018	(23.42)	0.90	18.592743	(22.73)	0.00
12/31/2017	436	20	0.74	20.959756	(2.76)	0.90	24.062032	(1.52)	0.00
12/31/2016	756	35	1.01	21.553842	33.22	0.90	24.434389	39.89 ‡	0.00
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
12/31/2020	11,998	384	0.00	27.900129	9.29	0.90	32.283466	10.28	0.00
12/31/2019+	11,963	422	2.89	25.528148	18.68	0.90	29.274158	19.76	0.00
12/31/2018	11,083	470	2.52	21.509312	(10.27)	0.90	24.444599	(9.46)	0.00
12/31/2017	12,854	500	2.25	23.972138	16.19	0.90	26.998103	17.24	0.00
12/31/2016	12,056	558	2.73	20.631292	11.39	0.90	23.027924	12.40 ‡	0.00
JNL/T. Rowe Price Established Growth Fund - Class I
12/31/2020	4,933	29	0.00	148.048068	36.27	0.90	186.498051	37.50	0.00
12/31/2019	3,650	29	0.00	108.646658	30.37	0.90	135.637346	31.54	0.00
12/31/2018	2,654	28	0.24	83.340017	(2.02)	0.90	103.111632	(1.13)	0.00
12/31/2017	2,813	30	0.21	85.060284	32.70	0.90	104.292017	33.90	0.00
12/31/2016	2,133	31	0.00	64.100014	0.71	0.90	77.890410	1.62 ‡	0.00
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
12/31/2020	3,228	14	0.00	196.408854	22.82	0.90	247.259865	23.93	0.00
12/31/2019	2,764	15	0.00	159.912747	30.66	0.90	199.511050	31.84	0.00
12/31/2018	2,178	16	0.00	122.385365	(3.03)	0.90	151.322890	(2.15)	0.00
12/31/2017	2,528	18	0.00	126.207034	23.64	0.90	154.642437	24.75	0.00
12/31/2016	1,981	18	0.00	102.079639	5.35	0.90	123.961256	6.30 ‡	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/RAFI Fundamental Asia Developed Fund - Class I - June 24, 2019; JNL/RAFI Fundamental Europe Fund - Class I - June 24, 2019. On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund and JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/MC S&P SMid 60 Fund and JNL/MC JNL 5 Fund, respectively, each a separate series in JNL Variable Fund LLC. JNL/MC JNL 5 Fund and JNL/MC S&P SMid 60 Fund, respectively, are considered the accounting survivors for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

42

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/T. Rowe Price Short-Term Bond Fund - Class I
12/31/2020	690	52	0.00	12.088965	3.34	0.90	13.684716	4.27		0.00
12/31/2019	570	45	0.00	11.698517	3.42	0.90	13.124065	4.36		0.00
12/31/2018	409	34	1.76	11.311478	0.59	0.90	12.576159	1.51		0.00
12/31/2017	306	26	1.67	11.244766	0.35	0.90	12.389374	1.25		0.00
12/31/2016	283	25	1.41	11.205897	0.82	0.90	12.236235	1.73	‡	0.00
JNL/T. Rowe Price Value Fund - Class I
12/31/2020	1,480	29	0.00	43.857863	9.60	0.90	52.823413	10.59		0.00
12/31/2019	1,247	28	0.00	40.015637	25.39	0.90	47.763899	26.53		0.00
12/31/2018	1,033	29	1.54	31.911908	(10.12)	0.90	37.749733	(9.30)		0.00
12/31/2017	1,091	28	1.68	35.503181	17.93	0.90	41.619656	19.00		0.00
12/31/2016	988	31	1.99	30.104825	10.05	0.90	34.975340	11.04	‡	0.00
JNL/WMC Balanced Fund - Class I
12/31/2020	1,893	23	0.00	69.866631	7.68	0.90	88.013589	8.65		0.00
12/31/2019	1,666	23	0.00	64.882959	20.75	0.90	81.003111	21.84		0.00
12/31/2018	1,475	24	1.74	53.732635	(4.02)	0.90	66.481517	(3.15)		0.00
12/31/2017	1,621	26	1.48	55.986055	11.74	0.90	68.645556	12.75		0.00
12/31/2016	1,501	28	1.43	50.103308	10.04	0.90	60.880755	11.03	‡	0.00
JNL/WMC Government Money Market Fund - Class I
12/31/2020	1,322	83	0.41	13.736969	(0.59)	0.90	17.300036	0.31		0.00
12/31/2019	1,532	96	2.00	13.818185	1.08	0.90	17.246411	2.00		0.00
12/31/2018	2,097	141	1.63	13.670165	0.72	0.90	16.908800	1.64		0.00
12/31/2017	1,558	110	0.41	13.571772	(0.52)	0.90	16.635900	0.38		0.00
12/31/2016	1,350	96	0.00	13.642366	(0.89)	0.90	16.573135	0.01	‡	0.00
JNL/WMC Value Fund - Class I
12/31/2020	1,450	27	0.00	48.583551	0.92	0.90	57.189309	1.84		0.00
12/31/2019	1,488	28	0.00	48.138962	26.71	0.90	56.158254	27.86		0.00
12/31/2018	1,226	30	2.08	37.991305	(10.86)	0.90	43.923021	(10.05)		0.00
12/31/2017	1,428	32	1.85	42.620396	14.51	0.90	48.830997	15.54		0.00
12/31/2016	1,274	33	1.23	37.220851	12.65	0.90	42.263341	13.66	‡	0.00
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I
12/31/2020#	—	—	0.00	13.434894	(15.10)	0.90	14.776114	(14.86)		0.00
12/31/2019	683	41	0.00	15.824676	20.25	0.90	17.355397	21.34		0.00
12/31/2018	616	45	1.80	13.159713	(9.41)	0.90	14.303279	(8.58)		0.00
12/31/2017	676	46	1.13	14.526061	10.41	0.90	15.646195	11.40		0.00
12/31/2016	656	49	1.36	13.156676	2.93	0.90	14.044734	3.86	‡	0.00
JNL/Franklin Templeton Global Fund - Class I
12/31/2020#	—	—	0.00	10.707787	(19.39)	0.90	12.053254	(19.16)		0.00
12/31/2019	400	28	0.00	13.283455	13.87	0.90	14.910345	14.90		0.00
12/31/2018	420	35	2.22	11.665575	(15.34)	0.90	12.977000	(14.57)		0.00
12/31/2017	517	37	1.81	13.779854	16.87	0.90	15.190931	17.92		0.00
12/31/2016	471	40	2.35	11.790837	9.73	0.90	12.882059	10.72	‡	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
#

The period is from January 1, 2020 through April 24, 2020 the date the Fund was acquired. The respective acquisitions can be found in Note 1 in the Notes to Financial Statements. Unit values disclosed are as of April 21, 2020. For periods less than one year, ratios have not been annualized.

‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

43

See Notes to the Financial Statements.

44

Jackson National Separate Account IV
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I
12/31/2020#	—	—	0.00	12.486613	(14.53)	0.90	13.854238	(14.29)	0.00
12/31/2019	207	14	0.00	14.609958	12.42	0.90	16.164407	13.44	0.00
12/31/2018	191	14	0.67	12.995446	(8.93)	0.90	14.249299	(8.11)	0.00
12/31/2017	208	14	0.00	14.270299	14.19	0.90	15.506203	15.22	0.00
12/31/2016	184	14	0.00	12.497227	8.31	0.90	13.458227	9.29 ‡	0.00
JNL/Invesco China-India Fund - Class I
12/31/2020#	—	—	0.00	11.933787	(14.30)	0.90	10.256406	(14.05)	0.00
12/31/2019	436	34	0.59	13.924424	14.15	0.90	11.933453	15.18	0.00
12/31/2018	355	32	0.58	12.198038	(17.57)	0.90	10.360252	(16.82)	0.00
12/31/2017	497	36	0.41	14.798535	51.47	0.90	12.455729	52.83	0.00
12/31/2016	282	27	1.34	9.770194	(4.20)	0.90	8.149936	(3.34)‡	0.00
JNL/PPM America Mid Cap Value Fund - Class I
12/31/2020#	—	—	0.00	13.858603	(34.47)	0.90	15.463909	(34.29)	0.00
12/31/2019	73	3	0.00	21.148882	18.56	0.90	23.532112	19.63	0.00
12/31/2018	60	3	1.16	17.838586	(20.56)	0.90	19.670979	(19.84)	0.00
12/31/2017	74	3	0.56	22.456062	11.66	0.90	24.539754	12.66	0.00
12/31/2016	128	6	0.70	20.111552	26.54	0.90	21.781359	27.68 ‡	0.00
JNL/PPM America Value Equity Fund - Class I
12/31/2020#	—	—	0.00	31.599735	(28.62)	0.90	39.614556	(28.42)	0.00
12/31/2019	101	2	0.00	44.269143	21.10	0.90	55.342040	22.20	0.00
12/31/2018	80	2	1.86	36.557351	(14.62)	0.90	45.288930	(13.87)	0.00
12/31/2017	104	2	1.52	42.819015	14.17	0.90	52.579081	15.20	0.00
12/31/2016	92	2	2.03	37.504855	20.78	0.90	45.642122	21.87 ‡	0.00
JNL/S&P Mid 3 Fund - Class I
12/31/2020#	—	—	0.00	8.482168	(36.11)	0.90	8.952014	(35.93)	0.00
12/31/2019	3	0	2.19	13.276777	19.97	0.90	13.972654	21.05	0.00
12/31/2018	2	0	2.04	11.067107	(15.73)	0.90	11.542816	(14.96)	0.00
12/31/2017	2	0	2.08	13.132467	11.25	0.90	13.573572	12.26	0.00
12/31/2016	2	0	1.86	11.804228	17.11	0.90	12.091699	18.17 ‡	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contact owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of December 31, 2020.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for current Investment Divisions with no activity during the year is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the underlying Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
#

The period is from January 1, 2020 through April 24, 2020 the date the Fund was acquired. The respective acquisitions can be found in Note 1 in the Notes to Financial Statements. Unit values disclosed are as of April 21, 2020. For periods less than one year, ratios have not been annualized.

‡

Total return is calculated from the effective date or the date available for investment presented in (+) footnote through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

45

Jackson National Separate Account IV

Notes to Financial Statements

December 31, 2020

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account IV (the “Separate Account”) on June 14, 1997. The Separate Account commenced operations on March 8, 2004, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained seventy-five (75) Investment Divisions during 2020, but currently contains sixty-eight (68) Investment Divisions as of December 31, 2020. These Investment Divisions each invested in shares of the following mutual funds (collectively, the “Funds”) during the year ended December 31, 2020:

JNL® Series Trust
JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class I
JNL Multi-Manager Small Cap Growth Fund - Class I	JNL/JPMorgan Growth & Income Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class I
JNL/American Funds Balanced Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
JNL/American Funds Blue Chip Income and Growth Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class I
JNL/American Funds Capital World Bond Fund - Class I	JNL/Mellon Bond Index Fund - Class I
JNL/American Funds Global Small Capitalization Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I
JNL/American Funds Growth-Income Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
JNL/American Funds International Fund - Class I	JNL/Mellon Emerging Markets Index Fund - Class I
JNL/American Funds New World Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
JNL/AQR Managed Futures Strategy Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I
JNL/BlackRock Global Allocation Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I
JNL/BlackRock Global Natural Resources Fund - Class I	JNL/Mellon International Index Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
JNL/Causeway International Value Select Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I
JNL/First State Global Infrastructure Fund - Class I	JNL/PIMCO Real Return Fund - Class I
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I
JNL/Franklin Templeton Global Fund - Class I	JNL/PPM America Mid Cap Value Fund - Class I
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	JNL/PPM America Small Cap Value Fund - Class I
JNL/Franklin Templeton Income Fund - Class I	JNL/PPM America Value Equity Fund - Class I
JNL/Franklin Templeton International Small Cap Fund - Class I	JNL/RAFI Fundamental Asia Developed Fund - Class I
JNL/Goldman Sachs 4 Fund - Class A(1)	JNL/RAFI Fundamental Europe Fund - Class I
JNL/Goldman Sachs Competitive Advantage Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
JNL/Goldman Sachs Dividend Income & Growth Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	JNL/S&P Mid 3 Fund - Class I
JNL/Goldman Sachs Intrinsic Value Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I
JNL/Goldman Sachs Total Yield Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/Harris Oakmark Global Equity Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/Invesco China-India Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
JNL/Invesco Global Growth Fund - Class I	JNL/WMC Balanced Fund - Class I
JNL/Invesco Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I
JNL/Invesco International Growth Fund - Class I	JNL/WMC Value Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class I

(1) The Fund is a Fund of Funds advised by Jackson National Asset Management, LLC, (“JNAM”), an affiliate of Jackson and has no sub-adviser.

JNAM, a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each Fund.

46

Jackson National Separate Account IV

Notes to Financial Statements

December 31, 2020

The following Funds were sub-advised by an affiliate of Jackson during the year: JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund and JNL/PPM America Value Equity Fund.

During the year ended December 31, 2020, the following Funds changed names effective April 27, 2020:

Prior Fund Name	Current Fund Name	Reason For Change
JNL/American Funds Global Bond Fund	JNL/American Funds Capital World Bond Fund	Name Convention Update
JNL/Franklin Templeton Mutual Shares Fund	JNL/JPMorgan Growth & Income Fund	Sub-Adviser Replacement
JNL/Lazard Emerging Markets Fund	JNL Multi-Manager Emerging Markets Equity Fund	Sub-Adviser Replacement
JNL/Oppenheimer Global Growth Fund	JNL/Invesco Global Growth Fund	Name Convention Update
JNL/S&P 4 Fund	JNL/Goldman Sachs 4 Fund	Name Convention Update
JNL/S&P Competitive Advantage Fund	JNL/Goldman Sachs Competitive Advantage Fund	Name Convention Update
JNL/S&P Dividend Income & Growth Fund	JNL/Goldman Sachs Dividend Income & Growth Fund	Name Convention Update
JNL/S&P Intrinsic Value Fund	JNL/Goldman Sachs Intrinsic Value Fund	Name Convention Update
JNL/S&P Total Yield Fund	JNL/Goldman Sachs Total Yield Fund	Name Convention Update

During the year ended December 31, 2020, the following Fund acquisition were completed for the corresponding Class I Fund. The Fund that was acquired during the year is no longer available as of December 31, 2020.

Acquired Fund	Acquiring Fund	Date of Acquisition
JNL/FPA + DoubleLine Flexible Allocation Fund	JNL/JPMorgan Global Allocation Fund	April 27, 2020
JNL/Franklin Templeton Global Fund	JNL/Loomis Sayles Global Growth Fund	April 27, 2020
JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	April 27, 2020
JNL/Invesco China-India Fund	JNL Multi-Manager Emerging Markets Equity Fund	April 27, 2020
JNL/Mellon Communication Services Sector Fund(1)	JNL/Mellon Communication Services Sector Fund(1)	April 27, 2020
JNL/Mellon Consumer Discretionary Sector Fund(1)	JNL/Mellon Consumer Discretionary Sector Fund(1)	April 27, 2020
JNL/Mellon Energy Sector Fund(1)	JNL/Mellon Energy Sector Fund(1)	April 27, 2020
JNL/Mellon Financial Sector Fund(1)	JNL/Mellon Financial Sector Fund(1)	April 27, 2020
JNL/Mellon Healthcare Sector Fund(1)	JNL/Mellon Healthcare Sector Fund(1)	April 27, 2020
JNL/Mellon Information Technology Sector Fund(1)	JNL/Mellon Information Technology Sector Fund(1)	April 27, 2020
JNL/Mellon Nasdaq® 100 Index Fund(1)	JNL/Mellon Nasdaq® 100 Index Fund(1)	April 27, 2020
JNL/PPM America Mid Cap Value Fund	JNL/MFS Mid Cap Value Fund	April 27, 2020
JNL/PPM America Value Equity Fund	JNL/JPMorgan Growth & Income Fund	April 27, 2020
JNL/S&P Mid 3 Fund	JNL/Mellon S&P 400 MidCap Index Fund	April 27, 2020

(1) The purpose of the acquisition was to facilitate an acquisition of a Fund with the same name and investment objective in JNL Variable Funds into a Fund in JNL Series Trust. Although the Fund in JNL Variable Funds was legally dissolved, it is considered the acquiring Fund for financial reporting purposes.

The Net assets are affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of JNAM.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

47

Jackson National Separate Account IV

Notes to Financial Statements

December 31, 2020

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which estimates fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2020, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units in the number of contract units outstanding.

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.15% to 0.90% for years 1 - 10, 0.0% to 0.25% for years 11 - 20, and 0.0% for years greater than 21 for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account. This is charged through the daily unit value calculation.

Transaction Charges. Contract premium payments are reflected net of the following charges paid:

Sales Charge. A basic sales charge is deducted from each premium payment received. This sales charge is not to exceed 6% of each premium in all years.

Premium Tax Charge. A premium tax charge in the amount of 2.5% is deducted from each premium payment.

Federal Tax Charge. A federal tax charge of 1.5% is deducted from each premium payment.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the contract. These charges are paid by redeeming units of the Separate Account held by the individual contract owner.

Cost of Insurance Charge. The cost of insurance varies with the amount of insurance, the insured’s age, sex, risk class, and duration of the contract.

Monthly Contract Charge. A monthly contract fee is assessed at $7.50 - $15 per month of contract years 1 - 10 and $7.50 - $8 per month thereafter.

Administrative Charge. An administrative charge of $0.05 - $0.30 per thousand of the specified death benefit (contract face value) will be assessed in the first 10 - 15 contract years, and $0.01 per thousand thereafter.

Optional Rider Charges. Types of optional riders include the following: Scheduled Term Insurance, Waiver of Monthly Deductions, Wavier of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider. For a full explanation of product optional riders please refer to the products prospectus.

48

Jackson National Separate Account IV

Notes to Financial Statements

December 31, 2020

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units outstanding:

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Re-Underwriting Charge. If a transaction under a contract requires underwriting approval after the commencement date, a charge of $25 is deducted.

Illustration Charge. One personalized illustration is free of charge each contract year. A fee of $25 (to be paid separately) will be assessed for any additional illustration requests during the contract year.

Surrender Charges. During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract. The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract. The rate is determined based on a number of factors, including the insured’s age, sex, underwriting risk classification, and the contract year of surrender. The surrender charges are assessed by Jackson and withheld from the proceeds of withdrawals.

NOTE 4. Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Accounts through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

49

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account IV:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the Jackson National Separate Account IV (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix, changes in net assets for the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.

Chicago, Illinois
March 29, 2021

Appendix
Statements of assets and liabilities as of December 31, 2020, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two‑year period then ended.

JNL Multi-Manager Emerging Markets Equity Fund - Class I(1)
JNL Multi-Manager Small Cap Growth Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class I
JNL/American Funds Balanced Fund - Class I
JNL/American Funds Blue Chip Income and Growth Fund - Class I
JNL/American Funds Capital World Bond Fund - Class I(1)
JNL/American Funds Global Small Capitalization Fund - Class I
JNL/American Funds Growth-Income Fund - Class I
JNL/American Funds International Fund - Class I
JNL/American Funds New World Fund - Class I
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I
JNL/AQR Managed Futures Strategy Fund - Class I
JNL/BlackRock Global Allocation Fund - Class I
JNL/BlackRock Global Natural Resources Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class I
JNL/Causeway International Value Select Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
JNL/First State Global Infrastructure Fund - Class I
JNL/Franklin Templeton Global Multisector Bond Fund - Class I
JNL/Franklin Templeton Income Fund - Class I
JNL/Franklin Templeton International Small Cap Fund - Class I
JNL/Goldman Sachs 4 Fund - Class A(1)
JNL/Goldman Sachs Competitive Advantage Fund - Class I(1)
JNL/Goldman Sachs Dividend Income & Growth Fund - Class I(1)
JNL/Goldman Sachs Intrinsic Value Fund - Class I(1)
JNL/Goldman Sachs Total Yield Fund - Class I(1)
JNL/Harris Oakmark Global Equity Fund - Class I
JNL/Invesco Global Growth Fund - Class I(1)
JNL/Invesco Global Real Estate Fund - Class I
JNL/Invesco International Growth Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class I
JNL/JPMorgan Growth & Income Fund - Class I(1)
JNL/JPMorgan MidCap Growth Fund - Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
JNL/Mellon Bond Index Fund - Class I
JNL/Mellon Communication Services Sector Fund - Class I
JNL/Mellon Consumer Discretionary Sector Fund - Class I
JNL/Mellon Emerging Markets Index Fund - Class I
JNL/Mellon Energy Sector Fund - Class I
JNL/Mellon Financial Sector Fund - Class I
JNL/Mellon Healthcare Sector Fund - Class I
JNL/Mellon Information Technology Sector Fund - Class I
JNL/Mellon International Index Fund - Class I
JNL/Mellon Nasdaq® 100 Index Fund - Class I

JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/Mellon S&P 500 Index Fund - Class I
JNL/Mellon Small Cap Index Fund - Class I
JNL/MFS Mid Cap Value Fund - Class I
JNL/Neuberger Berman Strategic Income Fund - Class I
JNL/PIMCO Real Return Fund - Class I
JNL/PPM America High Yield Bond Fund - Class I
JNL/PPM America Small Cap Value Fund - Class I
JNL/T. Rowe Price Established Growth Fund - Class I
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/T. Rowe Price Value Fund - Class I
JNL/WMC Balanced Fund - Class I
JNL/WMC Government Money Market Fund - Class I
JNL/WMC Value Fund - Class I

Statements of assets and liabilities as of December 31, 2020, and the related statements of operations and changes in net assets for the period from April 27, 2020 (inception) to December 31, 2020.

JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I
JNL/JPMorgan Global Allocation Fund - Class I
JNL/Loomis Sayles Global Growth Fund - Class I

Statements of assets and liabilities as of December 31, 2020, the related statements of operations for the year ended December 31, 2020 and changes in net assets for the year ended December 31, 2020 and for the period from June 24, 2019 (inception) to December 31, 2019.

JNL/RAFI Fundamental Asia Developed Fund - Class I
JNL/RAFI Fundamental Europe Fund - Class I
JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I

Statements of operations for the period from January 1, 2020 to April 24, 2020 (closure) and changes in net assets for the period from January 1, 2020 to April 24, 2020 (closure) and the year ended December 31, 2019.

JNL/FPA + DoubleLine® Flexible Allocation - Class I
JNL/Franklin Templeton Global - Class I
JNL/Goldman Sachs Emerging Markets Debt - Class I
JNL/Invesco China-India - Class I
JNL/PPM America Mid Cap Value - Class I
JNL/PPM America Value Equity - Class I
JNL/S&P Mid 3 - Class I

(1) See Note 1 to the financial statements for the former name of the Investment Division.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
Jackson National Life Insurance Company and Subsidiaries:

Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries (the Company) as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses as of January 1, 2020 due to the adoption of
ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP is a Delaware limited liability partnership and a. member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for future policy benefits for certain variable annuity guarantees

Variable annuity contracts issued by the Company offer guaranteed minimum death benefits (GMDBs) and guaranteed minimum withdrawal benefits (GMWBs). The liability for the non-life contingent component of GMWBs is considered an embedded derivative and reported at fair value. The liability for GMDBs is measured in accordance with the measurement guidance for death and other insurance benefits. As of December 31, 2020, the liability for the non-life contingent component of GMWBs was estimated to be $5.6 billion and the liability for GMDBs was estimated to be $1.4 billion. These liabilities are reported within reserves for future policy benefits and claims payable in the Company’s consolidated balance sheets. As described in Notes 2, 5, and 9 to the consolidated financial statements, the Company estimates the liabilities for the GMDBs and non-life contingent component of the GMWBs using subjective judgments related to capital market assumptions, as well as actuarially determined assumptions related to expectations of future policyholder behavior. The Company regularly evaluates and updates these assumptions, causing adjustment to the estimated liability, if actual experience or other evidence suggests that earlier assumptions should be revised.

We identified the evaluation of certain assumptions used to estimate the value of these liabilities as a critical audit matter. Due the significant measurement uncertainty, this evaluation involved subjective auditor judgment and required specialized skills and knowledge related to the assumptions for mortality, benefit utilization, lapse, and discount rates (for non-life contingent GMWB liabilities) and mortality, lapse, fund performance, and discount rates (for GMDB liabilities).

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals with specialized skills and industry knowledge, we evaluated the design and tested the operating effectiveness of certain internal controls over the Company’s development and selection of assumptions used in the estimation of these liabilities. We involved actuarial professionals with specialized skills and industry knowledge, who assisted in:

•evaluating the appropriateness, and consistency with prior periods, of the Company’s methodology for selecting capital market and policyholder behavior assumptions

•comparing the selected assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of selected assumptions where deviations from Company experience or market trends were identified

•testing the application of the Company’s estimation methodology and confirming the use of selected assumptions by recalculating the estimated reserve for a selection of policies and comparing the results to the Company’s estimates.

Amortization of deferred acquisition costs

For the year ended December 31, 2020, the Company reported amortization of deferred acquisition costs (DAC) of $0.5 billion. A substantial portion of this amortization and the unamortized DAC balance as of December 31, 2020, relates to variable annuity contracts, including contracts with guaranteed benefit riders, which is amortized into income in proportion to estimated gross profits of the relevant contracts. As discussed in Note 2 to the consolidated financial statements, assumptions impacting estimated future gross profits used in the calculation of the amortization of deferred acquisition costs include but are not limited to policyholder behavior assumptions, mortality rates, investment returns and projected hedging costs. The Company regularly evaluates and updates these assumptions, causing adjustments to the estimated gross profits, if actual experience or other evidence suggests that earlier assumptions should be revised.

We identified the evaluation of certain assumptions used to estimate gross profits used in the amortization of DAC as a critical audit matter. Specifically, a high degree of subjective auditor judgment, as well as specialized skills and industry knowledge, were required in evaluating the appropriateness of certain assumptions, including mortality, lapse, benefit utilization rates, investment returns, and projected hedging costs.

The following are the primary procedures we performed to address this critical audit matter. With the assistance of professionals with specialized skills and industry knowledge, we evaluated the design and implementation and tested the operating effectiveness of certain internal controls over the Company’s process for the development and selection of the assumptions used to estimate future gross profits. We involved professionals with specialized skills and industry knowledge, who assisted in:

•evaluating the appropriateness, and consistency with prior periods, of the Company’s methodology for selecting these assumptions

•comparing each of the selected assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of selected assumptions where deviations from Company experience or market trends were identified

•testing the application of the Company’s estimation methodology and confirming the use of selected assumptions by recalculating the estimates of future gross profits for a selection of policies and comparing the results to the Company’s estimates.

We have served as the Company’s auditor since 1999.

Dallas, Texas
April 12, 2021

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In millions, except per share information)

	December 31,
Assets	2020	2019
Investments:
Debt securities, available for sale (amortized cost: 2020, $31,125.4; 2019, $53,354.2, including allowance for credit losses of $13.6 and nil at December 31, 2020 and 2019, respectively)	$34,489.7	$56,823.0
Equity securities, at fair value	1,590.4	1,531.8
Commercial mortgage loans, net of allowance for credit losses of $131.9 and $8.9 at December 31, 2020 and 2019, respectively	7,742.0	9,903.6
Policy loans	1,052.0	1,119.9
Freestanding Derivative instruments	2,219.6	1,486.4
Other invested assets	375.4	382.2
Total investments	47,469.1	71,246.9
Cash and cash equivalents	1,458.7	1,820.4
Accrued investment income	363.4	588.6
Deferred acquisition costs	13,342.5	11,665.2
Reinsurance recoverable, net of allowance for credit losses of $12.6 and nil at December 31, 2020 and 2019, respectively	35,263.3	8,410.2
Funds withheld reinsurance assets, including $3,622.1 and $3,736.9 at fair value under fair value option at December 31, 2020 and 2019, respectively	3,626.5	3,760.3
Deferred income taxes, net	1,004.4	676.8
Receivables from affiliates	228.8	247.8
Other assets	1,201.8	1,269.5
Separate account assets	219,062.9	195,070.5
Total assets	$323,021.4	$294,756.2

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$21,362.9	$19,128.4
Other contract holder funds	64,293.4	64,048.4
Funds held under reinsurance treaties, at fair value under the fair value option	3,626.5	3,760.3
Debt	533.4	574.7
Securities lending payable	12.3	48.3
Derivative instruments	43.1	24.3
Other liabilities	4,486.6	2,999.1
Separate account liabilities	219,062.9	195,070.5
Total liabilities	313,421.1	285,654

Equity
Common stock, $1.15 par value; authorized 50,000 shares;
issued and outstanding 12,000 shares	13.8	13.8
Additional paid-in capital	4,588.3	4,088.3
Shares held in trust	(4.3)	(4.3)
Equity compensation reserve	7.7	0.5
Accumulated other comprehensive income (loss), net of tax expense
of $435.1 in 2020 and $331.0 in 2019	2,773.5	2,475.5
Retained earnings	2,221.3	2,528.4
Total stockholder's equity	9,600.3	9,102.2
Total liabilities and equity	$323,021.4	$294,756.2
See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In millions)

	Years Ended December 31,
	2020	2019	2018
Revenues
Fee income	$6,504.4	$6,325	$6,183
Premium	129.7	537.1	5,122.8
Net investment income	1,989.1	2,688.6	2,475.1
Net losses on derivatives and investments	(4,002.9)	(6,386.7)	(498.8)
Other income	64.5	69.5	60.6
Total revenues	4,684.8	3,233.5	13,342.7
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,234.6	1,430	6,942.1
Interest credited on other contract holder funds, net of deferrals	1,202.3	1,632.5	1,547.6
Interest expense	43.8	83.6	86.2
Operating costs and other expenses, net of deferrals	807.7	1,907	1,340.2
Cost of reinsurance	2,520.1	—	—
Amortization of deferred acquisition and sales inducement costs	(390.1)	(981.4)	1,151.2
Total benefits and expenses	5,418.4	4,071.7	11,067.3
Pretax (loss) income	(733.6)	(838.2)	2,275.4
Income tax (benefit) expense	(482)	(373.4)	248.4
Net (loss) income	$(251.6)	$(464.8)	$2,027.0

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In millions)

	Years Ended December 31,
	2020	2019	2018

Net (loss) income	$(251.6)	$(464.8)	$2,027.0

Other comprehensive income, net of tax:
Net unrealized gains (losses) on securities not impaired (net of tax expense (benefit) of: 2020 $412.6; 2019 $689.5; 2018 $(352.6))	1,458.8	2,593.9	(1,326.3)

Change in unrealized gains on securities for which an allowance for credit losses has been recorded (net of tax expense of: 2020 $1.2)	4.4	—	—

Net unrealized losses on other impaired securities (net of tax benefit of: 2019 $0.1; 2018 $0.1)	—	(0.5)	(0.3)

Reclassification adjustment for (losses) gains included in net income (net of tax (benefit) expense of: 2020 $(309.7); 2019 $17.2; 2018 $(23.7))	(1,165.2)	64.8	(89.2)

Total other comprehensive income (loss)	298.0	2,658.2	(1,415.8)
Comprehensive income	$46.4	$2,193.4	$611.2

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In millions)

					Accumulated
		Additional		Equity	Other		Total
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder's
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity
Balances as of December 31, 2017	$13.8	$3,816.1	$(18.9)	$10.2	$1,093	$2,083.2	$6,997.4

Net income	—	—	—	—	—	2,027.0	2,027.0
Change in unrealized investment gains
and losses, net of tax	—	—	—	—	(1,415.8)	—	(1,415.8)
Capital Contribution	—	152.2	—	—	—	—	152.2
Dividends to stockholder	—	—	—	—	—	(451.9)	(451.9)
Cumulative effects of changes in accounting principles, net of tax	—	—	—	—	140.1	(140.1)	—
Shares acquired at cost	—	—	(5.4)	—	—	—	(5.4)
Shares distributed at cost	—	—	12.9	—	—	—	12.9
Reserve for equity compensation plans	—	—	—	(0.2)	—	—	(0.2)
Fair value of shares issued under equity compensation plans	—	—	—	(6.4)	—	—	(6.4)
Balances as of December 31, 2018	13.8	3,968.3	(11.4)	3.6	(182.7)	3,518.2	7,309.8

Net loss	—	—	—	—	—	(464.8)	(464.8)
Change in unrealized investment gains
and losses, net of tax	—	—	—	—	2,658.2	—	2,658.2
Capital Contribution	—	120.0	—	—	—	—	120.0
Dividends to stockholder	—	—	—	—	—	(525.0)	(525.0)
Shares acquired at cost	—	—	(2.8)	—	—	—	(2.8)
Shares distributed at cost	—	—	9.9	—	—	—	9.9
Reserve for equity compensation plans	—	—	—	1.2	—	—	1.2
Fair value of shares issued under equity
compensation plans	—	—	—	(4.3)	—	—	(4.3)
Balances as of December 31, 2019	13.8	4,088.3	(4.3)	0.5	2,475.5	2,528.4	9,102.2

Net loss	—	—	—	—	—	(251.6)	(251.6)
Change in unrealized investment gains
and losses, net of tax	—	—	—	—	298.0	—	298.0
Change in accounting principle, net of tax	—	—	—	—	—	(55.5)	(55.5)
Capital Contribution	—	500.0	—	—	—	—	500.0
Shares acquired at cost	—	—	(17.6)	—	—	—	(17.6)
Shares distributed at cost	—	—	17.6	—	—	—	17.6
Reserve for equity compensation plans	—	—	—	7.6	—	—	7.6
Fair value of shares issued under equity
compensation plans	—	—	—	(0.4)	—	—	(0.4)
Balances as of December 31, 2020	$13.8	$4,588.3	$(4.3)	$7.7	$2,773.5	$2,221.3	$9,600.3
See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(In millions)

	Years Ended December 31,
	2020	2019	2018
Cash flows from operating activities:
Net (loss) income	$(251.6)	$(464.8)	$2,027.0
Adjustments to reconcile net income to net cash provided by
operating activities:
Net realized (gains) losses on investments	(474.7)	(192.9)	18.6
Net losses on derivatives	7,368.6	6,579.6	480.1
Interest credited on other contract holder funds, gross	1,204.6	1,639.6	1,556.1
Mortality, expense and surrender charges	(593.2)	(641.0)	(663.1)
Amortization of discount and premium on investments	48.2	20.3	7.3
Deferred income tax (benefit) expense	(416.9)	(672.9)	134.5
Share-based compensation	44.4	54.8	26.3
Cash (paid to) received from reinsurance transaction	(31.7)	36.6	321.9
Change in:
Accrued investment income	47.4	38.8	36.0
Deferred sales inducements and acquisition costs	(1,359.4)	(1,788.6)	392.1
Income tax accruals	(60.8)	(79.7)	72.2
Other assets and liabilities, net	(222.9)	(161.4)	274.7
Net cash provided by operating activities	5,302.0	4,368.4	4,683.7

Cash flows from investing activities:
Sales, maturities and repayments of:
Debt securities	14,683.4	10,050.9	5,521.0
Equity securities	82.0	470.1	135.5
Commercial mortgage loans	1,127.1	1,242.8	1,028.6
Purchases of:
Debt securities	(16,041.6)	(10,514.9)	(7,873.6)
Equity securities	(75.0)	(129.9)	(559.3)
Commercial mortgage loans	(827.1)	(1,750.1)	(1,070.4)
Other investing activities	(5,345.6)	(7,684.0)	2,334.1
Net cash used in investing activities	(6,396.8)	(8,315.1)	(484.1)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	19,631.7	22,633.9	21,009.2
Withdrawals	(23,152.9)	(23,106.4)	(21,972.9)
Net transfers from (to) separate accounts	2,560.6	2,646.2	(225.0)
Net (payments on) proceeds from repurchase agreements	1,100.0	—	—
Net proceeds from (payments on) Federal Home Loan Bank notes	79.9	300.1	(600.1)
Net proceeds from (payments on) debt	13.8	16.1	22.4
Shares held in trust at cost, net	—	7.1	7.4
Capital contribution from Parent	500.0	86.6	100.0
Payment of cash dividends to Parent	—	(525.0)	(450.0)
Net cash provided by (used in) financing activities	733.1	2,058.6	(2,109.0)

Net (decrease) increase in cash and cash equivalents	(361.7)	(1,888.1)	2,090.6

Cash and cash equivalents, beginning of year	1,820.4	3,708.5	1,617.9
Cash and cash equivalents, end of year	$1,458.7	$1,820.4	$3,708.5

Supplemental Cash Flow Information
Income tax paid (received)	$(3.8)	$379.3	$35.4
Interest paid	$26.4	$30.8	$33.0
See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1.    Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly owned by the US parent, Jackson Financial Inc. (“Jackson Financial”), a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked, and deferred fixed and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
•    Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;
•    Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC;
•    PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides certain services to Jackson and certain affiliates;
•    Other insignificant wholly owned subsidiaries; and
•    Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson is deemed the primary beneficiary.

Other
As a result of the spread of the COVID-19 coronavirus, economic uncertainties have arisen which may have an impact on the Company’s capital position. As the economic uncertainties are on-going, the potential impact continues to vary and is unknown at this time. The Company has implemented business continuity plans that were already in place to ensure the availability of services for our customers, work at home capabilities for our staff, where appropriate, and other ongoing risk management activities related to the current ongoing market stress.

On January 28, 2021, Prudential announced that they plan to pursue the separation of its US business operations in the second quarter of 2021 through a demerger. The demerger, which is subject to shareholder and regulatory approval, would result in a significantly earlier separation of the US business operations than originally announced in 2020.

On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. (“Athene”) effective June 1, 2020 to reinsure on 100% quota share basis a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission, which was subject to a post-closing adjustment. Jackson allocated investments with a book value of approximately $25.6 billion in support of reserves associated with the transaction to a segregated custody account, which investments are subject to an investment management agreement between Jackson and Apollo Insurance Solutions Group LP (“Apollo”), an Athene affiliate. The Company retains title to the custody account and assets therein, however Apollo manages all of the assets held in the related funds withheld account and the total returns of the assets ultimately inure to the benefit of Athene under the terms of the coinsurance agreement. To further support its obligations under the reinsurance agreements, Athene procured $1.2 billion in letters of credit for Jackson’s benefit and established a trust account for Jackson’s benefit, which had a book value of approximately $69.5 million. In September 2020, the post-closing settlement resulted in ceded premium of $6.3 million and a decrease of $28.5 million in ceding commission.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation. Certain amounts in the 2019 notes to the consolidated financial statements have been reclassified to conform to the 2020 presentation, as further described below.

In 2020, the Company revised its income statement presentation of derivatives to include all cash settlements and changes in fair value within one line item. In prior years, the periodic cash settlements with respect to interest rate swap derivatives of $72.6 million and $126.2 million in 2019 and 2018, respectively, were included in net investment income. As a result of this change, the Company has amended the income statement line item description to “Net losses on derivatives and

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

investments” and has reflected this change accordingly within the Company’s Investments (Note 3), Derivative Instruments (Note 4), and Fair Value Measurements (Note 5) disclosures. In addition, this change has also been reflected in Segment Information (Note 13), as the cash settlement portion of the derivative income was previously reflected in net investment income and, therefore, was included in pretax adjusted operating earnings. The Company believes this presentation to be correct and have added a line to include these settlements in operating revenues. This change was a presentational change only, it did not impact total revenue or operating revenues. The Company concluded this change to be an immaterial correction of an error.

In 2020, the Company updated its disclosure within Investments (Note 3) to disclose the carrying value and maximum exposure to loss for unconsolidated VIEs. The Company determined that the maximum exposure to loss of $1,979.4 million and $1,765.8 million as of December 31, 2019 and 2018, respectively, was not explicitly stated in the Company’s prior financial statements. Additionally, amortized cost was not explicitly stated to be the maximum exposure to loss related to mutual funds in the Company’s prior financial statements. Based on the qualitative disclosures that were provided previously in the Company’s notes to consolidated financial statements, the prior omission of the quantitative information was not deemed to be material.

The Company concluded the correction of the disclosure errors noted above are immaterial. In addition, the Company concluded these errors did not have any impact on its consolidated balance sheets or consolidated statement of cashflows.

In 2020, the Company revised its balance sheet presentation with respect to assets held as collateral for reinsurance and has determined to separately report these assets within a single line item. As a result, the Company has reclassified the $3.6 billion and $3.7 billion of funds withheld assets at December 31, 2020 and 2019, respectively, into one line item called “Funds withheld reinsurance assets,” within its consolidated balance sheets. In addition, the Company has reflected this change accordingly within its Investments (Note 3) and Fair Value Measurements (Note 5) disclosures, as applicable. This change was an asset presentational change only and did not have any impact on total assets.

Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is necessary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting estimated future gross profits, including but not limited to, policyholder behavior, mortality rates, projected hedging costs, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to expectations of credit losses on certain financial assets and off balance sheet exposures; 7) assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company; 8) value of guaranteed benefits; and 9) value of business acquired, its recoverability and amortization. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the consolidated financial statements in the periods the estimates are changed.

2.    Summary of Significant Accounting Policies

Changes in Accounting Principles – Adopted in Current Year
In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments,” which provides a new current expected credit loss (“CECL”) model to account for credit losses on certain financial assets and off-balance sheet exposures. The model requires an entity to estimate lifetime credit losses related to such financial assets and

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The guidance also modified the current other-than-temporary impairment guidance for available for sale debt securities to require the use of an allowance rather than a direct write down of the investment and replaces existing guidance for purchased credit deteriorated loans and debt securities. The guidance also requires enhanced disclosures. Effective January 1, 2020, the Company adopted ASU 2016-13 and all related amendments with a cumulative effect pre-tax adjustment of $70.2 million to reduce retained earnings, primarily related to the Company’s commercial mortgage loans and reinsurance recoverable.

In August 2018, the FASB issued ASU No. 2018-15, “Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement that is a Service Contract,” which align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. Effective January 1, 2020, the Company prospectively adopted ASU 2018-15 and all related amendments to implementation costs incurred during the year. The adoption of ASU 2018-15 did not have a significant effect on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Changes to the Disclosure Requirements for Fair Value Measurements,” which modifies the disclosure requirements on fair value measurements. Effective January 1, 2020, the Company adopted ASU No. 2018-13, resulting in revised disclosures within the Company’s consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The new guidance provides optional expedients for applying GAAP to contracts and other transactions affected by reference rate reform, and is effective for contract modifications made between March 12, 2020 and December 31, 2022. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. This standard may be elected and applied prospectively as reference rate reform unfolds, but no contracts were modified prior to year end. The adoption of the new guidance did not have an impact on the consolidated financial statements. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and other transactions through December 31, 2022.

Changes in Accounting Principles – Issued but Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-12, “Targeted Improvements to the Accounting for Long Duration Contracts,” which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. The amendments in this Update contain four significant changes: 1) For the calculation of the liability for future policy benefits of nonparticipating traditional and limited-payment insurance and reinsurance contracts, cash flow assumptions and discount rates will be required to be updated at least annually; 2) Market risk benefits, a new term for certain contracts or features that provide for potential benefits in addition to the account balance which exposes the insurer to other than nominal market risk, will be measured at fair value; 3) deferred acquisition costs (“DAC”) will be amortized on a constant-level basis, independent of profitability; and 4) enhanced disclosures, including quantitative information in rollforwards for balance sheet accounts, as well as information about significant inputs, judgments, assumptions and methods used in measurement will be required. ASU No. 2018-12 is effective for fiscal years beginning after December 15, 2022, with required retrospective application to January 1, 2021. Early adoption is permitted. The Company has begun its implementation efforts and is currently assessing the impact of the new guidance. Given the nature and extent of the required changes, the adoption of this standard is expected to have a significant impact on the Company’s consolidated financial statements and disclosures. In addition to the initial balance sheet impact upon adoption, the Company also expects a change in the pattern of future profit emergence.

Comprehensive Income
Comprehensive income includes all changes in stockholders’ equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale debt securities.

Investments
Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

might not recover substantially all of its recorded investment due to unanticipated prepayment events. For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $40.0 million and $220.1 million as of December 31, 2020 and 2019, respectively.

Debt securities are generally classified as available for sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net losses on derivatives and investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net losses on derivatives and investments. This is further described in Note 3.

Certain debt securities included from consolidation of certain variable interest entities are classified as available for sale and are carried at fair value under the fair value option with changes in fair value included in net investment income. Other debt securities included from the consolidation of certain variable interest entities are classified as trading securities and are carried at fair value with the changes in fair value included in net investment income.

Equity securities include common stocks, preferred stocks, mutual funds, and limited partnerships. Carrying values for limited partnership investments are generally determined by using the proportion of the Company’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value. All equity securities are carried at fair value with changes in value included in net investment income.

Commercial mortgage loans are carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, or ACL. Acquisition discounts and premiums on mortgage loans are amortized into investment income through maturity dates using the effective interest method. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Interest income and amortization of premiums and discounts are reported in net investment income along with prepayment fees and mortgage loan fees, which are recorded as incurred.

The Company reviews mortgage loans on a quarterly basis to estimate the ACL with changes in the ACL recorded in net losses on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The process for determining the ACL is further described in Note 3.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Accrued interest receivables are presented separate from the amortized cost of debt securities and mortgage loans. An ACL is not estimated on an accrued interest receivable, rather receivable balances that are deemed uncollectable are written off with a corresponding reduction to net investment income.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. At both December 31, 2020 and 2019, the Company had $1.1 billion of policy loans, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in Federal Home Loan Bank capital stock and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. Real estate is carried at the lower of depreciated cost or fair value.

The Company’s involvement with variable interest entities (“VIEs”) is primarily to invest in assets that gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance the activities of the entity without additional subordinated financial support, or where investors lack certain characteristics of a controlling financial interest. The Company performs ongoing qualitative assessments of variable interests in VIEs to determine whether it has a controlling financial interest and would, therefore, be considered the primary beneficiary of the VIE. If the Company determines it is the primary beneficiary of a VIE, it consolidates the assets and liabilities of the VIE in its consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The changes in unrealized gains and losses on certain investments that are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges, prior to adoption of ASU 2016-13, are excluded from net income and included as a component of other comprehensive income and total equity, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements. The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Freestanding Derivative Instruments
The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred. The Company does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. As a result, freestanding derivatives are carried at fair value with settlements and changes in fair value recorded in net losses on derivatives and investments, as further detailed in Note 4.

With respect to the Company’s interest rate swaps and cross-currency swaps, which are further described in Note 4, the Company records the income related to periodic interest payment settlements within net losses on derivatives and investments. Although the Company does not account for these as cash flow hedges, the income from these settlements is considered operating income due to the cash settlement nature and is reported, as such, within the Company’s segment related disclosure within pretax adjusted operating earnings.

The Company manages the potential credit exposure for over-the-counter derivative contracts through evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2020, 2019, or 2018.

Embedded Derivatives
Certain liabilities, including trust instruments supported by funding agreements, fixed index annuities and guarantees offered in connection with variable or fixed index annuities issued by the Company, may contain embedded derivatives. Derivatives embedded in certain host insurance contracts that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from changes in value of embedded derivatives are reported in net income, as further detailed in Note 4.

See “Variable Annuity Guarantees” and “Fixed Index Annuities” for additional information on the accounting policies for embedded derivatives bifurcated from insurance host contracts.

Variable Annuity Guarantees
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum withdrawal benefits for life (“GMWB for Life”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. Variable annuity embedded derivatives are carried at fair value on the Company’s balance sheet as a component of reserves for future policy benefits and claims payable. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

The non-life contingent component of GMWB and GMWB for Life contracts consists of those guaranteed withdrawal amounts paid to the contract holder in excess of the account value of the contract, up to the amount of the living benefit base. Withdrawal amounts paid to the contract holder in excess of the living benefit base are considered life contingent, and are accounted for as insurance benefits. GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net losses on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations regarding policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

The fair value of a liability reflects the effect of nonperformance risk. Nonperformance risk includes, but may not be limited to, a reporting entity’s own credit risk. The Company incorporates nonperformance risk into the fair value calculation through the use of discount rates based on a blend of observed market yields on debt for life insurers with similar credit ratings to the Company and matrix pricing data for expected yields on Jackson Financial debt (either actual debt issuance or indicative quotes) adjusted to operating company levels.

As markets change, mature and evolve and actual policyholder behavior emerges, management regularly evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could be significantly different than this fair value.

Fixed Index Annuities
The equity-linked option associated with fixed index annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s consolidated balance sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements causes increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host reserve is a component of other contract holder funds on the Company’s consolidated balance sheets. In addition, longevity riders may be issued on fixed index annuities. The benefits for these riders are reserved for as insurance benefits similarly to the life-contingent variable annuity guaranteed benefits described above, and are a component of reserves for future policy benefits and claims payable on the Company’s consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.

Fair Value Measurement
Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1    Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 5 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

Deferred Acquisition Costs
Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net losses on derivatives and investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net losses on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.

As certain available for sale debt securities are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available for sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2020 and 2019, deferred acquisition costs decreased by $168.2 million and $573.8 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.15% for 2020 and 7.4% for 2019, after external investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2020 and 2019, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor. At December 31, 2020 and 2019, projected returns after the next five years were set at 7.15% and 7.4%, respectively.

In 2020, amortization of deferred acquisition costs included a write-off of $625.8 million related to the blocks of fixed and fixed-index annuity business, as a result of the Athene transaction. Subsequently, amortization of deferred acquisition costs increased $9.5 million as a result of changes in spread due to the transfer of Athene related investments to a funds withheld custody account.

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization. No such write-offs were required for 2020, 2019, and 2018.

Deferred Sales Inducements
Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business arecapitalized as deferred sales inducement costs. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as deferred sales inducements and included in other assets. Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including net losses on derivatives and investments. Due to volatility of certain factors that affect gross profits, including net losses on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest. Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.

As certain available for sale debt securities are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available for sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2020 and 2019, deferred sales inducements decreased by $1.0 million and $88.6 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

In 2020, amortization of deferred sales inducements included a write-off of $138.2 million related to the blocks of fixed and fixed-index annuity business, as a result of the Athene transaction.

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization. No such write-offs were required for 2020, 2019, and 2018.

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates. Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Reinsurance and Funds Held Under Reinsurance Treaties
The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business. Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers. Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

Athene Reinsurance
As previously mentioned above, the Company entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed-index annuity product liabilities. In connection with this reinsurance transaction, the Company transferred assets to a segregated custody account. The Company assessed the criteria under ASC 860 “Transfers and Servicing” with respect to the derecognition of assets and concluded the transfer met the criteria. As a result, the Company recognized a realized gain of $2.9 billion on these assets at the time of transfer. The Company also recorded a cost of reinsurance of $2.5 billion. Cost of reinsurance included the net impact of the ceded premium of $30.1 billion and ceded reserves of $27.6 billion.

The following table summarizes the impact of the Athene transaction on the consolidated statements of income for the year ended December 31, 2020 (in millions):

2020
Contractual ceding commission	$1,202.6
Cost of reinsurance	(2,520.2)
DAC write-off	(764.0)
Realized gain	2,891.0
Total pretax gain on Athene	$809.4

Swiss-Re Reinsurance
The Company has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business.

As a result, the Company holds certain assets, as collateral for the reinsurance recoverable. Investment income and net losses on derivatives and investments earned on assets held as collateral are paid by the Company to the reinsurer, pursuant to the terms of the agreements. Investment income and net losses on derivatives and investments are reported net of investment income and net losses on derivatives and investments on funds held under reinsurance treaties, with no net impact on the Company’s consolidated income statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The Company elected the fair value option for assets which are held as collateral for reinsurance, as further described below. Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option. The value of the funds held liability is equal to the fair value of the assets held as collateral.

The income credited to SRZ on the funds held for the retro treaties is based on the income earned on those assets, which results in an embedded derivative (total return swap). However, the Company elected the fair value option for the funds held liability, which is carried at fair value with changes in fair value reported in net investment income. Accordingly, the embedded derivative is not bifurcated or separately valued.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319.0 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through a surplus note (the “Squire Surplus Note”) issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344.0 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.00%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $211.4 million and $247.8 million at December 31, 2020 and 2019, respectively.

Jackson provides a revolving credit facility to Jackson Holdings, LLC, an upstream holding company. There was no outstanding balance at December 31, 2020 or 2019.

Value of Business Acquired
The Company has an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets. In connection with the acquisition of insurance policies and investment contracts in the acquisition of a business, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies and investment contracts. This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The Company established a VOBA intangible asset for previously acquired traditional life insurance products and deferred annuity contracts. This intangible asset is amortized over the life of the business, which approximates 20 years. The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Jackson files a consolidated federal income tax return with Brooke Life, JNY, and, Squire Re II. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly owned subsidiaries that are not included in the Jackson consolidated tax return, all other subsidiaries are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is the amount calculated on a separate company basis.

Brooke Life, Jackson, JNY, and Squire Re II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized. Jackson is required to test the value of deferred tax assets for realizability. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

not be realized. In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position. Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, lapse and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions for recoverability are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 9.

Group payout annuities consist of a closed block of defined benefit annuity plans. The liability for future benefits for these limited payment contracts is calculated using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the inforce block. Any resulting change in the reserve is recorded as a change in policy reserve through the consolidated income statements.

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business. For fixed deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value, plus, as applicable, the unamortized balance of the previously mentioned fair value adjustment. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the minimum payments for life rider.

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements.

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency gains and losses using exchange rates as of the reporting date. Foreign currency gains and losses are included in net losses on derivatives and investments.

Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock, plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s institutional products business is comprised of the guaranteed investment contracts, funding agreements and FHLBI funding agreement advances described above.

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company's financial position.

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. At December 31, 2020 and 2019, the assets and liabilities associated with variable life and annuity contracts were $219.1 billion and $195.1 billion, respectively. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company. Refer to Notes 9 and 14 for additional information regarding the Company’s contractual guarantees. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the above mentioned assets and liabilities is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account – II, which had balances of $364.5 million and $316.3 million at December 31, 2020 and 2019, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance. Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding. Refer to Note 10 for further information regarding the Company’s debt.

Share-Based Compensation
As more fully described in Note 16, the Company has certain share award plans that are either equity settled or liability settled. The Company recognizes compensation expense based on a grant-date award fair value, ratably over the requisite service period of each individual grant, which generally equals the vesting period. Additional compensation expense is recognized based on the change in fair value of the award at the end of each reporting period.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policy holder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through April 12, 2021, which is the date the consolidated financial statements were available to be issued.

On February 10, 2021, senior leadership changes were announced appointing Laura Prieskorn as Chief Executive Officer and Marcia Wadsten as Chief Financial Officer of the Company.

3.    Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and commercial mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities
The following table sets forth the composition of the fair value of debt securities at December 31, 2020, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. At December 31, 2020, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $459.8 million. For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Debt Securities
Carrying Value
Investment Rating	December 31, 2020
AAA	23.0%
AA	6.3%
A	36.5%
BBB	32.2%
Investment grade	98.0%
BB	1.5%
B and below	0.5%
Below investment grade	2.0%
Total fixed maturities	100.0%

At December 31, 2020, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 88% were investment grade, 1% were below investment grade and 11% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 18% of the aggregate gross unrealized losses on available for sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2020, the industries accounting for the largest percentage of unrealized losses included financial services (57% of corporate gross unrealized losses) and energy (15%). At December 31, 2020, the largest unrealized loss related to a single corporate obligor was $14.0 million.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

In accordance with guidance adopted January 1, 2020 regarding expected credit loss, securities that incurred a credit loss after December 31, 2019 and were still held at December 31, 2020, are presented net of ACL. In accordance with previous guidance, the non-credit other-than-temporary impairment (“OTTI”) loss is presented for securities, where applicable. At December 31, 2020 and 2019, the amortized cost, gross unrealized gains and losses, fair value and OTTI of debt securities or ACL were as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2020	Cost (1)	Credit Loss	Gains	Losses	Value
Debt Securities
U.S. government securities	$4,914.3	$—	$161.8	$114.9	$4,961.2
Other government securities	941.1	—	172.8	—	1,113.9
Public utilities	4,421.5	—	819.1	0.8	5,239.8
Corporate securities	17,736.9	—	2,200.0	26.5	19,910.4
Residential mortgage-backed	230.8	—	14.9	—	245.7
Commercial mortgage-backed	1,457.2	—	123.3	1.8	1,578.7
Other asset-backed securities	1,423.6	13.6	33.9	3.9	1,440.0
Total debt securities	$31,125.4	$13.6	$3,525.8	$147.9	$34,489.7

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2019	Cost (1)	Gains	Losses	Value	OTTI (2)
Debt Securities
U.S. government securities	$5,648.9	$427.5	$0.7	$6,075.7	$—
Other government securities	1,513.6	140.2	0.1	1,653.7	—
Public utilities	6,150.4	602.2	2.3	6,750.3	—
Corporate securities	34,222.5	2,141.3	16.8	36,347.0	—
Residential mortgage-backed	989.3	60.4	1.5	1,048.2	(24.1)
Commercial mortgage-backed	2,948.4	101.5	3.5	3,046.4	0.2
Other asset-backed securities	1,881.1	30.0	9.4	1,901.7	(10.8)
Total debt securities	$53,354.2	$3,503.1	$34.3	$56,823.0	$(34.7)

(1)	Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2)	Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income for which credit impairments have been recorded.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair value of debt securities at December 31, 2020, by contractual maturity, are shown below (in millions). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized(1)	for	Unrealized	Unrealized
	Cost	Credit Loss	Gains	Losses	Fair Value
Due in 1 year or less	$909.0	$—	$12.8	$—	$921.8
Due after 1 year through 5 years	5,532.3	—	437.8	11.5	5,958.6
Due after 5 years through 10 years	10,708.0	—	1,245.7	15.5	11,938.2
Due after 10 years through 20 years	5,823.0	—	918.3	38.1	6,703.2
Due after 20 years	5,041.5	—	739.1	77.1	5,703.5
Residential mortgage-backed	230.8	—	14.9	—	245.7
Commercial mortgage-backed	1,457.2	—	123.3	1.8	1,578.7
Other asset-backed securities	1,423.6	13.6	33.9	3.9	1,440.0
Total	$31,125.4	$13.6	$3,525.8	$147.9	$34,489.7

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

Securities with a carrying value of $123.1 million and $117.5 million at December 31, 2020 and 2019, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

Residential mortgage-backed securities (“RMBS”) include certain RMBS, which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2020	Cost(1)	Credit Loss	Gains	Losses	Value
Prime	$50.2	$—	$2.0	$—	$52.2
Alt-A	8.9	—	2.0	—	10.9
Subprime	21.2	—	7.9	—	29.1
Total non-agency RMBS	$80.3	$—	$11.9	$—	$92.2

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2019	Cost(1)	Gains	Losses	Value
Prime	$320.8	$13.1	$0.1	$333.8
Alt-A	89.3	25.0	—	114.3
Subprime	80.1	13.0	0.1	93.0
Total non-agency RMBS	$490.2	$51.1	$0.2	$541.1
(1) Amortized cost, apart from carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes the number of securities, fair value and the gross unrealized losses of debt securities for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in millions):

	December 31, 2020			December 31, 2019

	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$114.9	$3,944.7	7	$0.4	$35.3	1
Other government securities	—	5.0	3	—	4.0	1
Public utilities	0.7	51.6	7	2.0	177.2	22
Corporate securities	26.1	533.6	56	13.3	1,303.6	93
Residential mortgage-backed	—	3.8	5	0.8	251.3	27
Commercial mortgage-backed	1.5	76.6	8	3.4	361.9	35
Other asset-backed securities	0.4	332.7	33	8.2	684.2	72
Total temporarily impaired
securities	$143.6	$4,948.0	119	$28.1	$2,817.5	251

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$—	$—	—	$0.3	$104.6	2
Other government securities	—	—	—	—	—	—
Public utilities	—	—	—	0.4	8.7	1
Corporate securities	0.5	2.9	3	3.5	108.1	22
Residential mortgage-backed	—	1.8	4	0.7	62.9	43
Commercial mortgage-backed	0.3	9.7	1	0.1	10.5	2
Other asset-backed securities	3.5	47.2	5	1.2	63.2	13
Total temporarily impaired
securities	$4.3	$61.6	13	$6.2	$358.0	83

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$114.9	$3,944.7	7	$0.7	$139.9	3
Other government securities	—	5.0	3	—	4.0	1
Public utilities	0.7	51.6	7	2.4	185.9	23
Corporate securities	26.6	536.5	59	16.8	1,411.7	115
Residential mortgage-backed	—	5.6	9	1.5	314.2	70
Commercial mortgage-backed	1.8	86.3	9	3.5	372.4	37
Other asset-backed securities	3.9	379.9	38	9.4	747.4	85
Total temporarily impaired
securities	$147.9	$5,009.6	132	$34.3	$3,175.5	334

Debt securities in an unrealized loss position as of December 31, 2020 did not require an impairment recognized in earnings as the Company did not intend to sell these debt securities; it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis; and the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As of December 31, 2020, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issuers in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available For Sale Debt Securities for Credit Loss
For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criteria is met, the amortized cost is written down to fair value through net losses on derivatives and investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors and includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity. Specifically for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net losses on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of present value of cash flows that are expected to be collected. Any changes to the allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net losses on derivatives and investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income.

The rollforward of ACL for available for sale securities by sector is as follows (in millions):

December 31, 2020	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance, beginning of period	$—	$—	$—	$—	$—	$—	$—	$—
Additions for which credit loss was not previously recorded	—	—	—	—	0.3	—	17.2	17.5
Changes for securities with previously recorded credit loss	—	—	—	—	(0.3)	—	(3.6)	(3.9)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	—	—
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance, end of period (2)	$—	$—	$—	$—	$—	$—	$13.6	$13.6

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity AFS securities.
(2) Accrued interest receivable on debt securities totaled $253.8 million as of December 31, 2020 and was excluded from the estimate of credit losses.

The following table summarizes net losses on derivatives and investments (in millions):

	Years Ended December 31,
	2020	2019	2018
Available for sale securities
Realized gains on sale	$772.0	$302.0	$52.2
Realized losses on sale	(194.7)	(107.0)	(59.8)
Credit loss expense	(13.6)	0.0	0.0
Gross impairments	(27.2)	(2.3)	(11.9)
Credit loss expense on mortgage loans	(61.1)	0.0	0.0
Other	(0.7)	0.2	0.8
Net realized gains on non-derivative investments	474.7	192.9	(18.7)
Net losses on derivative instruments	(7,368.6)	(6,579.6)	(480.1)
Net realized gain on Athene transaction	2,891.0	—	—
Total net losses on derivatives and investments	$(4,002.9)	$(6,386.7)	$(498.8)

The net losses on derivative instruments included in the above table are further detailed in Note 4.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2020, 2019, and 2018 was $7,321.6 million, $2,305.4 million and $3,903.1 million, respectively, which was approximately 97%, 96%, and 99% of book value, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following summarizes the activity for credit losses recognized in net income on securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income for the year ended December 31, 2019 (in millions):

2019
Cumulative credit loss beginning balance	$200.9
Additions:
New credit losses	1.1
Incremental credit losses	1.3
Reductions:
Securities sold, paid down or disposed of	(20.8)
Securities where there is intent to sell	(1.1)
Cumulative credit loss ending balance	$181.4

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell debt securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Equity Securities
At December 31, 2020 and 2019, investments in limited partnerships had carrying values of $1,458.0 million and $1,384.1 million, respectively.

In 2017, the Company funded PPM Loan Holding Management Company, LLC, an affiliated investment entity facilitating the issuance of collateralized loan obligations. In 2020, PPM Loan Holding Management Company, LLC sold the interest in one of the four CLO issuances. At December 31, 2020 and 2019, the Company’s investment in PPM Loan Holding Management Company, LLC had a carrying value of $58.8 million and $83.6 million, respectively, and was included in equity securities.

Unconsolidated VIEs
The Company invests in certain limited partnerships (“LPs”) and limited liability companies (“LLCs”) that they have concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses, or the right to receive benefits that could potentially be significant to the entities. The carrying amounts of the Company’s investments in the LPs and LLCs are recognized in equity securities on the consolidated balance sheets and were $1,458.0 million and $1,384.1 million as of December 31, 2020 and 2019, respectively. Unfunded commitments for these investments are detailed in Note 14. The Company’s exposure to loss is limited to the capital invested and unfunded commitments related to the LPs and LLCs, which was $1,975.9 million and $1,979.4 million as of December 31, 2020 and 2019, respectively. The capital invested in an LP or LLC equals the original capital contributed, increased for additional capital contributed after the initial investment, and reduced for any returns of capital from the LP or LLC. LPs and LLCs are carried at fair value as described in Note 2.

The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs. Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

securities on the consolidated balance sheets and were $130.2 million and $135.8 million at December 31, 2020 and 2019, respectively. The Company’s maximum exposure to loss on these mutual funds is limited to the amortized cost for these investments.

The Company makes investments in structured debt securities issued by VIEs for which they are not the manager. These structured securities include RMBS, CMBS, and ABS. The Company has not provided financial or other support with respect to these VIEs other than the original investment. The Company has determined that it is not the primary beneficiary of these VIEs due to the relative size of the investment in comparison to the principal amount of the structured debt securities issued by the VIEs and the level of credit subordination that reduces the Company’s obligation to absorb losses or right to receive benefits that could potentially be significant to the entities. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost for these investments. The Company recognizes the variable interest in these VIEs at fair value on the consolidated balance sheets.

Commercial Mortgage Loans
Commercial mortgage loans of $7.7 billion and $9.9 billion at December 31, 2020 and 2019, respectively, are reported net of an allowance for credit losses of $131.9 million and $8.9 million at each date, respectively. At December 31, 2020, commercial mortgage loans were collateralized by properties located in 37 states, and the District of Columbia. Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans.

Commercial Mortgage Loan Concessions
In response to the adverse economic impact of the COVID-19 Pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act of 2021, and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) issued by bank regulatory agencies, not to account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. Additionally, in accordance with the FASB’s published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions which were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $16.2 million at December 31, 2020. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions that would have been disclosed and accounted for as troubled debt restructurings.

Evaluation for Credit Losses on Commercial Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL with changes in the ACL recorded in net losses on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level. The model forecasts net operating income and property values for the economic scenario. The debt service coverage ratios (“DSCR”) and loan to values (“LTV”) are calculated over the forecastable period by comparing the projected net operating income and property valuations to the loan payment and principal amounts of each loan. The model utilizes historical mortgage loan performance based on DSCRs and LTV to derive probability of default and expected losses based on the economic scenario that is similar to the Company’s expectations of economic factors such as unemployment, GDP growth, and interest rates. The Company determined the forecastable period to be reasonable and supportable for a period of two years beyond the end of the reporting period. Over the following one-year period, the model reverts to the historical performance of the portfolio for the remainder of the contractual term of the loans. In cases the Company does not have an appropriate length of historical performance, the relevant historical rate from an index or the lifetime expected credit loss calculated from the model may be used.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Mortgage loans on real estate are presented net of the allowance for credit losses on the consolidated balance sheets.

The following table provides a summary of the allowance for credit losses in the Company’s commercial mortgage loan portfolio at December 31, 2020 and 2019, (in millions):

2020	Apartment	Hotel	Office	Retail	Warehouse	Total
Balance at beginning of year	$3.7	$0.8	$1.1	$2.0	$1.3	$8.9
Cumulative effect of change in
accounting principle	23.6	5.0	7.8	10.3	15.3	62.0
Charge offs, net of recoveries	—	—	—	—	—	—
Additions from purchase of PCD
mortgage loans	—	—	—	—	—	—
Provision (release)	19.4	22.9	6.9	8.9	2.9	61.0
Balance at end of year (1)	$46.7	$28.7	$15.8	$21.2	$19.5	$131.9

2019	Apartment	Hotel	Office	Retail	Warehouse	Total
Balance at beginning of year	$1.9	$0.7	$0.9	$1.5	$0.4	$5.4
Charge offs, net of recoveries	—	—	—	—	—	—
Additions from purchase of PCD
mortgage loans	—	—	—	—	—	—
Provision (release)	1.8	0.1	0.2	0.5	0.9	3.5
Balance at end of year (1)	$3.7	$0.8	$1.1	$2.0	$1.3	$8.9

(1) Accrued interest receivable totaled $23.9 million and $31.4 million as of December 31, 2020 and 2019, respectively, and was excluded from the estimate of credit losses.

As of December 31, 2020 and 2019, the Company’s commercial mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

At December 31, 2020 and 2019, there was no recorded investment, no unpaid principal balance, no related loan allowance, no average recorded investment, and no investment income recognized on impaired loans.

The following tables provide information about the credit quality and vintage year of commercial mortgage loans (in millions):

	2020	2019	2018	2017	2016	Prior	Revolving Loans	Total	% of Total
Loan to value ratios:
Less than 70%	$501.8	$1,007.7	$1,511.8	$1,290.1	$1,023.4	$1,524.8	$4.0	$6,863.6	89%
70% - 80%	66.2	348.1	127.9	80.0	68.3	35.0	—	725.5	9%
80% - 100%	—	91.7	4.9	46.8	—	9.5	—	152.9	2%
Total	$568.0	$1,447.5	$1,644.6	$1,416.9	$1,091.7	$1,569.3	$4.0	$7,742.0	100%

Debt service coverage ratios:
Greater than 1.20x	$529.0	$1,353.9	$1,511.2	$1,405.8	$1,085.7	$1,448.4	$4.0	$7,338.0	95%
1.00x - 1.20x	39.0	78.4	75.5	11.1	—	88.8		292.8	4%
Less than 1.00x	—	15.2	57.9	—	6.0	32.1		111.2	1%
Total	$568.0	$1,447.5	$1,644.6	$1,416.9	$1,091.7	$1,569.3	$4.0	$7,742.0	100%

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	December 31, 2020
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$2,655.7	$—	$—	$—	$2,655.7
Hotel	753.3	—	—	—	753.3
Office	961.5	—	—	—	961.5
Retail	1,728.6	—	—	—	1,728.6
Warehouse	1,642.9	—	—	—	1,642.9
Total	$7,742.0	$—	$—	$—	$7,742.0

	December 31, 2019
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,776.3	$—	$—	$—	$3,776.3
Hotel	818.1	—	—	—	818.1
Office	1,256.1	—	—	—	1,256.1
Retail	1,777.0	—	—	—	1,777.0
Warehouse	2,276.1	—	—	—	2,276.1
Total	$9,903.6	$—	$—	$—	$9,903.6

(1) At December 31, 2020 and 2019, includes mezzanine loans of $3.7 million and $3.8 million in the categories of Apartment category and $64.9 million and $66.0 million in the Office catergory, repectively.

During 2020 and 2019, there were no commercial mortgage loans involved in troubled debt restructuring. During 2020 and 2019, there were no stressed loans for which the Company is dependent, or expects to be dependent, on the underlying property to satisfy repayment.

Other Invested Assets
Other invested assets primarily include investments in Federal Home Loan Bank capital stock and real estate. At both December 31, 2020 and 2019, Federal Home Loan Bank capital stock had carrying value of $125.4 million. At December 31, 2020 and 2019, real estate totaling $ 250.0 million and $256.8 million, respectively, included foreclosed properties with a book value of $0.7 million in both December 31, 2020 and 2019.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2020 and 2019, the estimated fair value of loaned securities was $11.9 million and $46.4 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2020 and 2019, cash collateral received in the amount of $12.3 million and $48.3 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. During 2020 and 2019, short-term borrowings under such agreements averaged $454.9 million and $77.0 million, respectively, with weighted average interest rates of 0.16% and 2.29% during 2020 and 2019, respectively. At December 31, 2020 and 2019, the outstanding repurchase agreement balance was $1,100.0 million and

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

nil, respectively, collateralized with US Treasury notes and maturing within 30 days, and was included within other liabilities in the consolidated balance sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $0.8 million, $1.8 million, and $6.8 million in 2020, 2019, and 2018, respectively. The highest level of short-term borrowings at any month end was $1,485.6 million in 2020 and $410.6 million in 2019.

Investment Income
The sources of net investment income were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Debt securities	$1,579.0	$2,131.8	$1,930.7
Equity securities	101.2	206.8	181.0
Commercial mortgage loans	364.9	392.3	340.6
Policy loans	78.6	89.2	86.0
Other investment income	14.3	41.5	29.2
Total investment income	2,138.0	2,861.6	2,567.5
Less: investment expenses
Derivative trading commission	(5.2)	(3.7)	(2.9)
Depreciation on real estate	(10.8)	(10.9)	(10.8)
Other investment expenses (1)	(132.9)	(158.4)	(78.7)
Total investment expenses	(148.9)	(173.0)	(92.4)
Net investment income	$1,989.1	$2,688.6	$2,475.1

(1) Includes interest expense and market appreciation on deferred compensation; investment software expense, custodial fees, and other bank fees; institutional product issuance related expenses; and other expenses.

Unrealized gains included in investment income that were recognized on equity securities held were $105.6 million, $189.3 million, and $169.9 million, respectively, at December 31, 2020, 2019, and 2018.

4.    Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk. Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals. Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding derivatives are carried at fair value with changes recorded in net losses on derivatives and investments.

Cross-currency total return swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements. Cross-currency total return swaps serve to hedge foreign currency exchange risk embedded in the funding agreements and are carried at fair value. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Amounts paid or received are netted with amounts paid or received on the hedged foreign currency denominated trust agreements supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in net losses on derivatives and investments.

Cross-currency swaps are over-the-counter agreements to exchange interest and principal payments denominated in different currencies. These contracts are entered into for the purpose of hedging the foreign currency exposure on certain debt securities held in the investment portfolio. Cross-currency swaps are carried at fair value.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions. Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts. Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options, interest rate-contingent options, currency-contingent options, and put spreads), which are used to hedge the Company’s equity risk, including obligations associated with its fixed index annuities and guarantees in variable annuity products, are carried at fair value.

Total return swaps, for which the Company receives returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount. Interest rate swaps are carried at fair value.

Treasury futures contracts are used to hedge movements in interest rates and are carried at fair value.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding and embedded derivative instruments is as follows (in millions):

	December 31, 2020
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Freestanding derivatives
Cross-currency swaps	$108.7	$3.0	$395.5	$(32.5)	$(29.5)
Cross-currency total return swaps	1,119.4	90.0	120.5	(1.5)	88.5
Equity index call options	26,300.0	1,127.3	—	—	1,127.3
Equity index futures (2)	—	—	27,651.0	—	—
Equity index put options	27,000.0	178.0	—	—	178.0
Interest rate swaps	4,250.0	721.8	500.0	(0.9)	720.9
Interest rate swaps - cleared (2)	—	—	1,500.0	(8.2)	(8.2)
Put-swaptions	1,000.0	99.5	—	—	99.5
Treasury futures (2)	8,510.6	—	—	—	—
Total freestanding derivatives	68,288.7	2,219.6	30,167.0	(43.1)	2,176.5

Embedded derivatives
VA embedded derivatives (3)	N/A	—	N/A	5,592.1	5,592.1
FIA embedded derivatives (4)	N/A	—	N/A	1,483.9	1,483.9
Total embedded derivatives	N/A	—	N/A	7,076.0	7,076.0
Total	$68,288.7	$2,219.6	$30,167.0	$7,032.9	$9,252.5

	December 31, 2019
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Freestanding derivatives
Cross-currency swaps	$154.1	$4.8	$125.6	$(1.4)	$3.4
Cross-currency total return swaps	541.7	7.6	389.0	(20.6)	(13.0)
Equity index call options	31,000.0	561.4	—	—	561.4
Equity index futures (2)	—	—	19,065.3	—	—
Equity index put options	44,500.0	323.3	—	—	323.3
Interest rate swaps	8,750.0	501.7	1,000.0	(2.3)	499.4
Put-swaptions	3,000.0	87.6	—	—	87.6
Treasury futures (2)	2,572.4	—	—	—	—
Total freestanding derivatives	90,518.2	1,486.4	20,579.9	(24.3)	1,462.1

Embedded derivatives
VA embedded derivatives (3)	N/A	—	N/A	2,790.4	2,790.4
FIA embedded derivatives (4)	N/A	—	N/A	1,381.5	1,381.5
Total embedded derivatives	N/A	—	N/A	4,171.9	4,171.9
Total	$90,518.2	$1,486.4	$20,579.9	$4,147.6	$5,634.0
(1) The notional amount for swaps and put-swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within reserves for future policy benefits and claims payable on the consolidated balance sheets. The nonperformance risk adjustment is included in the 2020 balance above.
(4) Included within other contract holder funds on the consolidated balance sheets. The nonperformance risk adjustment is included in the 2020 balance above.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table reflects the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in millions):

	Year Ended December 31
	2020	2019	2018
Cross-currency swaps	$(27.7)	$2.7	$—
Equity index call options	1,468.2	103.6	(700.1)
Equity index futures	(8,285.9)	(6,390.8)	2,080.4
Equity index put options	(217.9)	(1,278.7)	(510.6)
Fixed index annuity embedded derivatives	30.2	(309.9)	42.2
Interest rate swaps	577.4	427.0	(145.7)
Interest rate swaps - cleared	1.0	—	—
Put-swaptions	199.2	64.8	13.7
Treasury futures	1,651.0	540.2	30.1
Variable annuity embedded derivatives	(2,764.1)	261.5	(1,290.1)
Total net derivative gains/(losses)	$(7,368.6)	$(6,579.6)	$(480.1)

All of Jackson’s trade agreements for freestanding, over-the-counter derivatives contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2020 and 2019, the fair value of Jackson’s net non-cleared, over-the-counter derivative assets by counterparty were $2,184.7 million and $1,462.1 million, respectively, and held collateral was $2,124.2 million and $1,752.1 million respectively, related to these agreements. At both December 31, 2020 and 2019, the fair value of Jackson’s net non-cleared, over-the-counter derivative liabilities by counterparty was nil, and provided collateral was nil, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2020 or 2019, in aggregate, Jackson would have had to disburse nil and $290.0 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities
The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in millions):

	December 31, 2020
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative assets	$2,219.6	$—	$2,219.6	$34.9	$1,097.9	$890.0	$196.8

Financial Liabilities:
Freestanding derivative liabilities	$43.1	$—	$43.1	$34.9	$—	$—	$8.2
Securities loaned	12.3	—	12.3	—	12.3	—	—
Repurchase agreements	1,100.0	—	1,100.0	—	—	1,100.0	—
Total financial liabilities	$1,155.4	$—	$1,155.4	$34.9	$12.3	$1,100.0	$8.2

	December 31, 2019
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative assets	$1,486.4	$—	$1,486.4	$24.3	$820.7	$617.8	$23.6

Financial Liabilities:
Freestanding derivative liabilities	$24.3	$—	$24.3	$24.3	$—	$—	$—
Securities loaned	48.3	—	48.3	—	48.3	—	—
Total financial liabilities	$72.6	$—	$72.6	$24.3	$48.3	$—	$—

(1)	Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2)	Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than amounts presented in the tables. The above tables exclude net embedded derivative liabilities of $7,076.0 million and $4,172.0 million for 2020 and 2019, respectively, as these derivatives are not subject to master netting arrangements. In addition, repurchase agreements are presented within other liabilities in the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

5.    Fair Value Measurements
The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in millions). The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in millions).

		December 31, 2020		December 31, 2019
		Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
	Debt securities	$34,489.7	$34,489.7	$56,823.0	$56,823.0
	Equity securities	1,590.4	1,590.4	1,531.8	1,531.8
	Commercial mortgage loans	7,742.0	8,251.8	9,903.6	10,232.1
	Policy loans	1,052.0	1,052.0	1,119.9	1,119.9
	Freestanding derivative instruments	2,219.6	2,219.6	1,486.4	1,486.4
	FHLBI capital stock	125.4	125.4	125.4	125.4
	Cash and cash equivalents	1,458.7	1,458.7	1,820.4	1,820.4
	GMIB reinsurance recoverable	340.4	340.4	302.8	302.8
	Funds withheld reinsurance assets (1)	3,625.9	3,625.9	3,760.3	3,760.3
	Receivables from affiliates	228.8	228.8	247.8	247.8
	Separate account assets	219,062.9	219,062.9	195,070.5	195,070.5

Liabilities
	Annuity reserves (2)	$45,393.8	$53,760.0	$40,818.1	$47,985.6
	Reserves for guaranteed investment contracts (3)	1,275.5	1,332.1	1,529.6	1,569.4
	Trust instruments supported by funding agreements (3)	8,383.9	8,701.8	8,852.6	9,086.8
	Federal Home Loan Bank funding agreements (3)	1,478.4	1,421.3	1,904.9	1,925.0
	Funds held under reinsurance treaties	3,625.9	3,625.9	3,760.3	3,760.3
	Debt	533.4	623.7	574.7	660.1
	Securities lending payable	12.3	12.3	48.3	48.3
	Freestanding derivative instruments	43.1	43.1	24.3	24.3
	Repurchase agreements	1,100.0	1,100.0	—	—
	Federal Home Loan Bank advances	380.0	380.0	300.1	300.1
	Separate account liabilities	219,062.9	219,062.9	195,070.5	195,070.5

(1)	Carried at fair value under the fair value option, for which there is a corresponding liability within funds held under reinsurance treaties.
(2)	Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments.
(3)	Included is a component of other contract holder funds on the consolidated balance sheets.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.

Debt and Equity Securities
The fair values for debt and equity securities (excluding limited partnerships, further described below) are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2020 and 2019, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Limited Partnerships
Fair value for limited partnership interests, which are included in equity securities, is generally determined using the proportion of Jackson’s investment in each fund (“NAV equivalent”) as a practical expedient for fair value. No adjustments to these amounts were deemed necessary at December 31, 2020 or 2019. As a result of using the net asset value per share practical expedient, limited partnership interests are not classified in the fair value hierarchy.

The Company’s limited partnership interests are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership’s financial statements are unavailable and an NAV equivalent is not available or practical, an internally developed model is used to determine fair value for that fund. These investments are classified as Level 3 in the fair value hierarchy.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Commercial Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

FHLBI Capital Stock
FHLBI capital stock, which is included in other invested assets, can only be sold to FHLBI at a constant price of $100 per share. Due to the lack of valuation uncertainty, the investment has been classified as Level 1.

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in net losses on derivatives and investments other net investment losses. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Funds Held Assets and Liabilities Under Reinsurance Treaties
The Company elected the fair value option for certain assets, which are held as collateral for reinsurance. Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option. The value of the funds held liability is equal to the fair value of the assets held as collateral. The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statements.

Receivables from Affiliates
The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

Separate Account Assets and Liabilities
Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and are categorized as Level 2 assets. The values of separate account liabilities are set equal to the values of separate account assets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Other Contract Holder Funds
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including fixed index annuities, are determined using projected future cash flows discounted at current market interest rates.

The fair value of the fixed index annuities embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Fair values of the FHLBI funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Debt
Fair values for the Company’s surplus notes and other long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models. Such prices are derived from market observable inputs and are classified as Level 2. The Squire Surplus Note is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable
The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Repurchase Agreements
Carrying value of the Company’s repurchase agreements, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Federal Home Loan Bank Advances
Carrying value of the Company’s Federal Home Loan Bank advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Variable Annuity Guarantees
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of GMWB and GMWB for Life, GMAB, and the reinsurance recoverable on the Company’s GMIB, are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net losses on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Jackson’s GMIB book is reinsured through an unrelated party, and due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in net losses on derivatives and investments. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a blend of observed market yields on debt for life insurers with similar credit ratings to the Company and matrix pricing data for expected yields on Jackson Financial debt (either actual debt issuance or indicative quotes) adjusted to operating company levels. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in millions):

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$4,961.2	$4,961.2	$—	$—
Other government securities	1,113.9	—	1,113.9	—
Public utilities	5,239.8	—	5,239.8	—
Corporate securities	19,910.4	—	19,910.4	—
Residential mortgage-backed	245.7	—	245.7	—
Commercial mortgage-backed	1,578.7	—	1,578.7	—
Other asset-backed securities	1,440.0	—	1,440.0	—
Equity securities	133.1	107.2	23.1	2.8
Funds withheld reinsurance instruments	3,625.9	162.2	9.5	3,454.2
Freestanding derivative instruments	2,219.6	0.0	2,219.6	—
Cash and cash equivalents	1,458.7	1,458.7	—	—
GMIB reinsurance recoverable	340.4	—	—	340.4
Separate account assets	219,062.9	—	219,062.9	—
Total	$261,330.3	$6,689.3	$250,843.6	$3,797.4

Liabilities
Embedded derivative liabilities (1)	$7,076.0	$—	$1,483.9	$5,592.1
Funds held under reinsurance treaties	3,625.9	—	—	3,625.9
Freestanding derivative instruments	43.1	—	43.1	—
Total	$10,745.0	$—	$1,527.0	$9,218.0

(1) Includes the embedded derivative liabilities of $5,592.1 million related to GMWB reserves included in reserves for future policy benefits and claims payable and $1,483.9 million of fixed index annuities included in other contract holder funds on the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	December 31, 2019
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$6,075.7	$6,075.7	$—	$—
Other government securities	1,653.6	—	1,653.6	—
Public utilities	6,750.3	—	6,750.3	—
Corporate securities	36,347.1	—	36,347.1	—
Residential mortgage-backed	1,048.2	—	1,048.2	—
Commercial mortgage-backed	3,046.4	—	3,046.4	—
Other asset-backed securities	1,901.7	—	1,901.7	—
Equity securities	148.9	101.2	34.8	12.9
Funds withheld reinsurance assets	3,760.3	83.5	91.0	3,585.8
Freestanding derivative instruments	1,486.4		1,486.4	—
Cash and cash equivalents	1,820.4	1,820.4	—	—
GMIB reinsurance recoverable	302.8	—	—	302.8
Separate account assets	195,070.5	—	195,070.5	—
Total	$259,412.3	$8,080.8	$247,430.0	$3,901.5

Liabilities
Embedded derivative liabilities (1)	$4,171.9	$—	$1,381.5	$2,790.4
Funds held under reinsurance treaties	3,760.3	—	—	3,760.3
Freestanding derivative instruments	24.3	—	24.3	—
Total	$7,956.5	$—	$1,405.8	$6,550.7

(1) Includes the embedded derivative liabilities of $2,790.4 million related to GMWB reserves included in reserves for future policy benefits and claims payable and $1,381.5 million of fixed index annuities included in other contract holder funds on the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in millions).

	December 31, 2020
Assets	Total	Internal	External
Debt securities
Equity securities	$2.8	$2.0	$0.8
Funds withheld reinsurance assets	3,454.2	3,454.2	—
GMIB reinsurance recoverable	340.4	340.4	—
Total	$3,797.4	$3,796.6	$0.8

Liabilities
Embedded derivative liabilities (1)	$5,592.1	$5,592.1	$—
Funds held under reinsurance treaties	3,625.9	3,625.9	—
Total	$9,218.0	$9,218.0	$—

	December 31, 2019
Assets	Total	Internal	External
Equity securities	$12.9	$2.4	$10.5
Funds withheld reinsurance assets	3,585.8	3,585.8	—
GMIB reinsurance recoverable	302.8	302.8	—
Total	$3,901.5	$3,891.0	$10.5

Liabilities
Embedded derivative liabilities (1)	$2,790.4	$2,790.4	$—
Funds held under reinsurance treaties	3,760.3	3,760.3	—
Total	$6,550.7	$6,550.7	$—
(1) Includes the embedded derivatives related to GMWB reserves.

External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in millions):

	December 31, 2020
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
GMIB reinsurance recoverable	$340.4	Discounted cash flow	Mortality(1)	0.01% - 23.52%	Decrease
			Lapse(2)	3.30% - 9.20%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk(5)	0.33% - 1.57%	Decrease
			Long-term Equity
			Volatility(6)	18.50% - 22.47%	Increase
Funds withheld reinsurance assets	$3,454.2	Outstanding balance	N/A	N/A	N/A

Total	$3,794.6

Liabilities
Embedded derivative liabilities	$5,592.1	Discounted cash flow	Mortality(1)	0.04% - 21.53%	Decrease
			Lapse(2)	0.20% - 30.30%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	56.00% - 95.00%	Increase
			Nonperformance risk(5)	0.33% - 1.57%	Decrease
			Long-term Equity
			Volatility(6)	18.5% - 22.47%	Increase
Funds held under reinsurance treaties	3,625.9	Carrying value of asset	N/A	N/A	N/A

Total	$9,218.0

(1) Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.

(2) Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when contracts are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.

(3) The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and moneyness.

(4) The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.

(5) Nonperformance risk spread varies by duration.
(6) Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	December 31, 2019
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
GMIB reinsurance recoverable	$302.8	Discounted cash flow	Mortality(1)	0.01% - 19.69%	Decrease
			Lapse(2)	3.30% - 9.30%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk(5)	0.00% - 1.18%	Decrease
			Long-term Equity
			Volatility(6)	18.50% - 21.42%	Increase
Funds withheld reinsurance assets	$3,585.8	Outstanding balance	N/A	N/A	N/A

Total	$3,888.6

Liabilities
Embedded derivative liabilities	$2,790.4	Discounted cash flow	Mortality(1)	0.04% - 18.64%	Decrease
			Lapse(2)	0.10% - 29.30%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	56.00% - 94.00%	Increase
			Nonperformance risk(5)	0.00% - 1.18%	Decrease
			Long-term Equity
			Volatility(6)	18.50% - 21.42%	Increase
Funds held under reinsurance treaties	3,760.3	Carrying value of asset	N/A	N/A	N/A

Total	$6,550.7

(1) Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.

(2) Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when contracts are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.

(3) The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and moneyness.

(4) The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.

(5) Nonperformance risk spread varies by duration.
(6) Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

As of December 31, 2020 and 2019, securities of $2.0 million and $2.4 million, respectively, are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities. These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

The tables below provide rollforwards for 2020 and 2019 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in millions)	2020	Income	Income	Settlements	Level 3	2020
Assets
Debt securities
Other asset-backed securities	$—	$0.5	$(1.1)	$(0.5)	$1.1	$—
Equity securities	12.9	(9.9)	—	(0.1)	(0.1)	2.8
GMIB reinsurance recoverable	302.8	37.6	—	—	—	340.4
Funds withheld reinsurance assets	3,585.8	(1.7)	—	(129.9)	—	3,454.2

Liabilities
Embedded derivative liabilities	$(2,790.4)	$(2,801.7)	$—	$—	$—	$(5,592.1)
Funds held under reinsurance treaties	(3,760.3)	(1.5)	0.4	135.5	—	(3,625.9)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in millions)	2019	Income	Income	Settlements	Level 3	2019
Assets
Equity securities	$10.6	$0.9	$—	$(0.4)	$1.8	$12.9
Freestanding derivative instruments	8.5	(8.5)	—	—	—	—
GMIB reinsurance recoverable	300.6	2.2	—	—	—	302.8
Funds withheld reinsurance assets	3,543.7	0.5	—	41.6	—	3,585.8

Liabilities
Embedded derivative liabilities	$(3,049.7)	$259.3	$—	$—	$—	$(2,790.4)
Funds held under reinsurance treaties	(3,745.1)	(3.5)	(3.8)	(7.9)	—	(3,760.3)

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The components of the amounts included in purchases, sales, issuances, and settlements for years ended December 31, 2020 and 2019 shown above are as follows (in millions):

December 31, 2020	Purchases	Sales	Issuances	Settlements	Total
Assets
Debt securities
Other Asset-backed securities	$—	$(0.5)	$—	$—	$(0.5)
Equity Securities	—	(0.1)	—	—	(0.1)
Funds withheld reinsurance assets	—	—	270.6	(400.5)	(129.9)
Total	$—	$(0.6)	$270.6	$(400.5)	$(130.5)

Liabilities
Funds held under reinsurance treaties	$—	$—	$(474.5)	$610.0	$135.5

December 31, 2019	Purchases	Sales	Issuances	Settlements	Total
Assets
Equity securities	$—	$(0.4)	$—	$—	$(0.4)
Funds withheld reinsurance assets	—	—	274.7	(233.1)	41.6
Total	$—	$(0.4)	$274.7	$(233.1)	$41.2

Liabilities
Funds held under reinsurance treaties	$—	$—	$(313.8)	$305.9	$(7.9)

In 2020, there were no transfers from Level 3 to NAV. In 2019, $1.8 million was transferred from NAV to Level 3 as a result of using significant unobservable inputs since a NAV was not available. In 2020, transfers from Level 3 to Level 2 of the fair value hierarchy were $0.1 million and transfers from Level 2 to Level 3 were $1.1 million. There were no transfers to or from Level 3 during 2019.

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2020 and 2019 was as follows (in millions):

	2020		2019
Assets	Included in Net Income	Included in AOCI	Included in Net Income
Debt securities
Other asset-back securities	$—	$(0.5)	$—
Equity securities	(9.9)	—	0.4
GMIB reinsurance recoverable	37.6	—	2.2

Liabilities
Embedded derivative liabilities	$(2,801.7)	$—	$259.3
Funds held under reinsurance treaties	0.4	—	(3.8)

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Fair Value of Financial Instruments Carried at Other Than Fair Value
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in millions).

		December 31, 2020		December 31, 2019
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Commercial mortgage loans	Level 3	$7,742.0	$8,251.8	$9,903.6	$10,232.1
Policy loans	Level 3	1,052.0	1,052.0	1,119.9	1,119.9
FHLBI capital stock	Level 1	125.4	125.4	125.4	125.4
Receivables from affiliates	Level 3	228.8	228.8	247.8	247.8

Liabilities
Annuity reserves (1)	Level 3	$38,317.8	$46,684.1	$36,646.2	$43,813.6
Reserves for guaranteed investment contracts (2)	Level 3	1,275.5	1,332.1	1,529.6	1,569.5
Trust instruments supported by funding agreements (2)	Level 3	8,383.9	8,701.8	8,852.6	9,086.8
Federal Home Loan Bank funding agreements (2)	Level 3	1,478.4	1,421.3	1,904.9	1,925.0
Debt - Squire Surplus Note	Level 3	211.4	211.4	247.8	247.8
Debt - all other	Level 2	322.0	412.3	327.0	412.3
Securities lending payable	Level 2	12.3	12.3	48.3	48.3
Repurchase agreements	Level 2	1,100.0	1,100.0	—	—
Federal Home Loan Bank advances	Level 2	380.0	380.0	300.1	300.1
Separate account liabilities (3)	Level 2	219,062.9	219,062.9	195,070.5	195,070.5

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments.
(2) Included as a component of other contract holders funds on the consolidated balance sheets.
(3) The values of separate account liabilities are set equal to the values of separate account assets.

Fair Value Option
The Company elected the fair value option for certain assets, which are held as collateral for reinsurance as previously discussed above. Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

6.    Deferred Acquisition Costs and Deferred Sales Inducements

The balances of and changes in deferred acquisition costs, as of and for the years ended December 31, were as follows (in millions):

	2020	2019	2018
Balance, beginning of year	$11,665.2	$10,412.3	$10,509.8
Deferrals of acquisition costs	738.0	796.9	747.1
Amortization related to:
Operations	(415.9)	(235.3)	(971.8)
Derivatives	1,582.3	1,247.5	(148.1)
Net realized losses (gains)	(6.9)	(9.0)	0.5
Write-off related to the Athene transaction	(625.8)	—	—
Total amortization	533.7	1,003.2	(1,119.4)
Unrealized investment losses (gains)	405.6	(547.2)	274.8
Balance, end of year	$13,342.5	$11,665.2	$10,412.3

The balances of and changes in deferred sales inducements, which are reported in other assets, as of and for the years ended December 31, were as follows (in millions):

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	2020	2019	2018
Balance, beginning of year	$579.1	$670.5	$644.0
Deferrals of sales inducements	3.6	10.2	12.1
Amortization related to:
Operations	(6.0)	(20.9)	(31.8)
Derivatives	0.5	0.2	(0.1)
Net realized losses (gains)	0.1	(1.1)	0.1
Write-off related to the Athene transaction	(138.2)	—	—
Total amortization	(143.6)	(21.8)	(31.8)
Unrealized investment losses (gains)	87.5	(79.8)	46.2
Balance, end of year	$526.6	$579.1	$670.5

7.    Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, modified coinsurance, yearly renewable term, or, with Brooke Life, a monthly renewable term basis. The Company regularly monitors the financial strength rating of its reinsurers.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Effective October 1, 2018, the Company entered into a reinsurance agreement with John Hancock to assume its U.S. Group Payout Annuity business. The transaction is structured as indemnity reinsurance by Jackson of John Hancock’s approximately 186,000 Group Payout Annuity certificates representing $5.0 billion of assumed premiums, ceding commission income of $555.0 million and $5.5 billion of reserves.

On March 15, 2019, the Company closed on a 90% reinsurance agreement with John Hancock Life Insurance Company of New York (“JHNY”), effective January 1, 2019, to assume its Group Payout Annuity business. The initial transaction was structured as indemnity reinsurance by Jackson of JHNY’s approximately 18,000 Group Payout Annuity certificates representing $0.5 billion of reserves.

On May 29, 2019, the Michigan Department of Insurance and Financial Services revoked the status of Scottish RE (U.S.), Inc. as an accredited reinsurer in Michigan. The Company wrote off $6.1 million of paid claims recoverable in 2019 as it was deemed probable that the Company would not recover the balance. At December 31, 2020 and 2019, an allowance of $16.7 million and $42.5 million was established for the ceded reserve.

As indicated in Note 2, on June 18, 2020, the Company entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission, which was subject to a post-closing adjustment. The Company allocated investments with a book value of approximately $25.6 billion in support of reserves associated with the transaction to a segregated custody account, which investments are subject to an investment management agreement between Jackson and Apollo. To further support its obligations under the reinsurance agreements, Athene procured $1.2 billion in letters of credit for Jackson’s benefit and established a trust account for Jackson’s benefit funded with assets with a book value of approximately $69.5 million. In September 2020, the post-closing settlement resulted in ceded premium of $6.3 million and a decrease of $28.5 million in ceding commission.

Pursuant to the Athene coinsurance agreement, the Company holds certain assets as collateral. At December 31, 2020, assets held as collateral in the segregated custody account were $28.3 billion.

Jackson’s GMIBs are reinsured with an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in net losses on derivatives and investments. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The Company has three retro treaties with SRZ. Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business. These blocks of business include disability income and accident and health business, a mix of life and annuity insurance business, and corporate owned life insurance business.

Pursuant to the retro treaties, the Company holds certain assets as collateral, which are reported as funds withheld reinsurance assets with a corresponding liability reported as funds held under reinsurance treaties on the consolidated balance sheets. At December 31, 2020 and 2019, the funds held asset and liability were $3.6 billion and $3.8 billion, which consisted of policy loans including accrued interest of $3.5 billion and $3.6 billion, debt securities of $167.9 million and $151.1 million, cash and cash equivalents of $3.8 million and $23.4 million, and accrued investment income of $0.6 million and nil, respectively.

In 2020, the Company adopted ASU No. 2016-13, and established an ACL of $9.5 million on its reinsurance recoverables, which are reported net of ACL on the consolidated balance sheets. The ACL considers the credit quality of the reinsurer and is generally determined based on probability of default and loss given default assumptions, after considering any applicable collateral arrangements. Additions to or releases of the allowance were reported in death, other policyholder benefits, and changes in reserves, net of deferrals in the consolidated income statements. The ACL on reinsurance recoverables was $12.6 million at December 31, 2020.

The effect of reinsurance on premium was as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Direct premium:
Life	$272.7	$517.7	$459.0
Accident and health	35.9	40.1	43.9
Plus reinsurance assumed:
Life	42.1	44.3	41.6
Group payout annuity	—	406.1	4,983.2
Accident and health	4.9	5.9	6.9
Less reinsurance ceded:
Life	(172.4)	(417.5)	(346.7)
Annuity guaranteed benefits	(12.7)	(13.5)	(14.3)
Accident and health	(40.8)	(46.0)	(50.8)
Total premium	$129.7	$537.1	$5,122.8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The effect of reinsurance on benefits was as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Direct benefits:
Life	$1,193.8	$1,145.8	$1,180.6
Accident and health	135.3	125.2	139.5
Annuity guaranteed benefits	151.5	132.4	103.2
Plus reinsurance assumed:
Life	226.1	244.9	239.6
Group payout annuity	500.5	523.5	125.0
Accident and health	22.9	25.1	24.2
Less reinsurance ceded:
Life	(505.4)	(512.1)	(531.0)
Accident and health	(158.2)	(150.4)	(163.7)
Deferral of contract enhancements	(1.2)	(3.1)	(3.6)
Group payout annuity reserves assumed	(321.2)	59.1	5,482.5
Change in reserves, net of reinsurance	(9.5)	(160.4)	345.8
Total benefits	$1,234.6	$1,430.0	$6,942.1

Components of the Company’s reinsurance recoverable were as follows (in millions):

	December 31,
	2020	2019
Reserves:
Life	$5,980.8	$6,420.1
Accident and health	568.7	588.8
Guaranteed minimum income benefits	340.3	302.8
Other annuity benefits(1)	27,496.4	186.8
Claims liability and other	877.1	911.7
Total	$35,263.3	$8,410.2
(1) Other annuity benefits primarily attributable to fixed and fixed index annuities reinsured with Athene.
Included in the reinsurance recoverable were reserves ceded to Brooke Life of $34.2 million and $34.7 million at December 31, 2020 and 2019, respectively. At December 31, 2020, the largest amount ceded to any reinsurer totaled $27.4 billion, which was related to Athene and is fully collateralized.

The following table sets forth the Company’s net life insurance in-force (in billions):

	December 31,
	2020	2019
Direct life insurance in-force	$118.3	$142.2
Amounts assumed from other companies	17.0	18.2
Amounts ceded to other companies	(81.8)	(99.5)
Net life insurance in-force	$53.5	$60.9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

8.    Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in millions):

	December 31,
	2020	2019
Traditional life	$4,539.5	$5,008.9
Guaranteed benefits(1)	8,399.3	5,378.1
Claims payable	1,088.8	1,007.9
Accident and health	1,257.2	1,290.1
Group payout annuities	5,220.3	5,541.5
Other	857.8	901.9
Total	$21,362.9	$19,128.4
(1) Includes the embedded derivative liabilities related to the GMWB reserve.

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, lapse and expenses, plus provisions for adverse deviation. These assumptions are not unlocked unless the reserve is determined to be deficient.

The Company’s liability for future policy benefits also includes liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 9.

The following table sets forth the Company’s liabilities for other contract holder funds balances (in millions):

	December 31,
	2020	2019
Interest-sensitive life	$11,835.5	$12,268.9
Variable annuity fixed option	10,609.6	8,230.6
Fixed annuity	16,501.3	17,203.2
Fixed index annuity(1)	14,209.2	14,058.6
GICs, funding agreements and FHLB advances	11,137.8	12,287.1
Total	$64,293.4	$64,048.4
(1) At December 31, 2020 and 2019, includes the embedded derivative liabilities related to fixed index annuity of $1,483.9 million and $1,381.5 million, respectively.

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business, which is further discussed below. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities, variable annuity fixed option, and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to previously acquired business. At December 31, 2020, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.68% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5%, with a 1.99% average guaranteed rate.

The Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

At December 31, 2020 and 2019, approximately 95% and 88%, respectively, of the Company’s fixed annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31, 2020

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$90.7	$164.5	$6,501.6	$6,756.8
>1.0% - 2.0%	58.6	2.7	235.7	297.0
>2.0% - 3.0%	915.4	189.9	3,356.6	4,461.9
>3.0% - 4.0%	622.5	—	—	622.5
>4.0% - 5.0%	280.3	—	—	280.3
>5.0% - 5.5%	73.2	—	—	73.2
Subtotal	2,040.7	357.1	10,093.9	12,491.7
Ceded reinsurance	12,923.7	13,852.1	—	26,775.8
Total	$14,964.4	$14,209.2	$10,093.9	$39,267.5

	December 31, 2019

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$2,798.8	$4,151.2	$—	$6,950.0
>1.0% - 2.0%	1,710.9	6,068.9	5,206.2	12,986.0
>2.0% - 3.0%	7,047.4	3,838.5	2,560.3	13,446.2
>3.0% - 4.0%	1,561.4	—	—	1,561.4
>4.0% - 5.0%	2,236.4	—	—	2,236.4
>5.0% - 5.5%	278.2	—	—	278.2
Total	$15,633.1	$14,058.6	$7,766.5	$37,458.2

At December 31, 2020 and 2019, approximately 80% and 81% of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates, excluding the business that is subject to the previously mentioned retro treaties (in millions):

	December 31,
Minimum	2020	2019
Guaranteed Interest Rate	Account Value - Interest Sensitive Life
>2.0% - 3.0%	$269.6	$270.6
>3.0% - 4.0%	2,819.5	3,017.6
>4.0% - 5.0%	2,488.2	2,596.5
>5.0% - 6.0%	2,044.6	2,031.2
Subtotal	7,621.9	7,915.9
Retro treaties	4,213.6	4,353.0
Total	$11,835.5	$12,268.9

The Company had established a European Medium Term Note program, with up to $5.8 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The remaining series under this program matured in August 2019.

The Company has established a $23.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2020 and 2019 totaled $8.4 billion and $8.9 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in net losses on derivatives and investments.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI. At both December 31, 2020 and 2019, the Company held $125.4 million of FHLBI capital stock, supporting $1.9 billion and $2.3 billion in funding agreements, short-term and long-term borrowing capacity in 2020 and 2019, respectively.

9.    Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statements with the exception of changes in embedded derivatives, which are included in net losses on derivatives and investments. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

At December 31, 2020 and 2019, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
					Period
				Weighted	until
December 31, 2020	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$170,510.2	$2,339.5	67.3 years
GMWB - Premium only	0%	2,858.1	11.7
GMWB	0-5%*	247.5	10.8
GMAB - Premium only	0%	39.4	—
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		13,511.9	86.1	68.3 years
GMWB - Highest anniversary only		3,459.2	41.1
GMWB		646.0	55.4
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	8,890.8	614.8	70.5 years
GMIB	0-6%	1,675.3	555.5		0.5 years
GMWB	0-8%*	159,856.9	5,655.7

					Average
					Period
				Weighted	until
December 31, 2019	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$150,575.7	$2,477.3	66.9 years
GMWB - Premium only	0%	2,752.7	15.7
GMWB	0-5%*	257.3	13.8
GMAB - Premium only	0%	36.5	—
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		12,546.8	68.5	67.7 years
GMWB - Highest anniversary only		3,232.4	50.9
GMWB		697.6	55.2
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	8,158.8	686.6	70.0 years
GMIB	0-6%	1,688.1	615.8		0.5 years
GMWB	0-8%*	140,528.5	7,159.6

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period. The combination GMWB category also includes benefits with a defined increase in the withdrawal percentage under pre-defined non-market conditions.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits. The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2020	2019
Equity	$132,213.0	$121,520.3
Bond	20,202.9	19,340.4
Balanced	39,626.1	30,308.3
Money market	1,861.6	956.2
Total	$193,903.6	$172,125.2

GMDB liabilities reflected in the general account were as follows (in millions):

	2020	2019
Balance at January 1	$1,282.9	$1,371.6
Incurred guaranteed benefits	270.2	24.7
Paid guaranteed benefits	(134.9)	(113.4)
Balance at December 31	$1,418.2	$1,282.9

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the consolidated income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2020 and 2019 (except where otherwise noted):
1)    Use of a series of stochastic investment performance scenarios, based on historical average market volatility.
2)    Mean investment performance assumption of 7.15% (2020) and 7.4% (2019) after investment management fees, but before external investment advisory fees and mortality and expense charges.
3)    Mortality equal to 38% to 100% of the IAM 2012 base table improved using Scale G through 2019 (2019: 24% to 100% of the Annuity 2000 table).
4)    Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.3% to 27.9% (before application of dynamic adjustments).
5)    Discount rates: 7.15% on 2020 and later issues.7.4% on 2013 through 2019 issues, 8.4% on 2012 and prior issues.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in net income (as net losses on derivatives and investments). The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 5. The fair valued GMWB had a reserve liability of $5,592.1 million and $2,790.5 million at December 31, 2020 and 2019, respectively, and was reported in reserves for future policy benefits and claims payable.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Jackson has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2020 and 2019, these GMWB reserves totaled $181.3 million and $161.3 million, respectively, and were reported in reserves for future policy benefits and claims payable.
GMAB benefits were offered on some variable annuity plans. However, the Company no longer offers these benefits. The GMAB had an asset value that was immaterial to the consolidated financial statements at both December 31, 2020 and 2019, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2020 and 2019, GMIB reserves before reinsurance totaled $86.9 million and $86.6 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for universal life plans with secondary guarantees, interest-sensitive life plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2020			December 31, 2019
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
UL insurance benefit *	$939.6	$19,483.0	63.5 years	$904.1	$20,620.5	62.8 years
Account balance adjustments	133.6	n/a	n/a	127.8	n/a	n/a

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits and thus, may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2020 and 2019:

1)    Use of a series of deterministic premium persistency scenarios.
2)    Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)    Discount rates equal to credited interest rates, approximately 3.0% to 5.5% in both 2020 and 2019.

The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. A liability is established to cover future annuitization benefits in excess of surrender values, and was immaterial to the consolidated financial statements at both December 31, 2020 and 2019. The Company also offers an optional lifetime income rider with certain of its fixed index annuities. The liability established for this rider before reinsurance was $18.1 million and $3.3 million at December 31, 2020 and 2019.

10.    Debt

The aggregate carrying value of borrowings was as follows (in millions):

	December 31,
	2020	2019
Surplus notes	$461.1	$497.4
FHLBI bank loans	72.3	77.3
Total	$533.4	$574.7

At December 31, 2020, the above borrowings were all due after five years.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Surplus notes
Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law.

On March 15, 1997, Jackson issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20.5 million in 2020, and $20.4 million in both 2019 and 2018, respectively.

In conjunction with a reserve financing transaction, Squire Re II issued the Squire Surplus Note to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.35%, payable quarterly. During 2020, 2019, and 2018 interest expense on the Squire Surplus Note was $9.8 million, $11.0 million, and $12.7 million, respectively.

Federal Home Loan Bank Loans
The Company received loans of $50.0 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight line basis over the loan term. The weighted average interest rate on these loans was 0.48% in 2020 and 2.20% in 2019. The outstanding balance on these loans was $72.3 million and $77.3 million at December 31, 2020 and 2019, respectively. During 2020, 2019, and 2018, interest expense for these loans totaled $0.5 million, $1.8 million, and $1.6 million, respectively. At December 31, 2020, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $96.3 million.

11.    Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of $380.0 million and $300.1 million were outstanding at December 31, 2020 and 2019, respectively, and were recorded in other liabilities. The Company paid interest of $0.3 million, $2.1 million, and $2.6 million on such advances in 2020, 2019, and 2018, respectively.

12.    Income Taxes

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company recognize a tax benefit of $16.3 million as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation.

The components of the provision for federal income taxes were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Current tax (benefit) expense	$(65.1)	$299.5	$113.9
Deferred tax (benefit) expense	(416.9)	(672.9)	134.5
Income tax (benefit) expense	$(482.0)	$(373.4)	$248.4

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The federal income tax provisions differ from the amounts determined by multiplying pre-tax income attributable to Jackson by the statutory federal income tax rate of 21% were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Income taxes at statutory rate	$(154.1)	$(176.0)	$477.8
State income taxes	(46.2)	—	—
Dividends received deduction	(157.8)	(170.9)	(114.6)
U.S. federal tax reform impact(1)	(16.3)	—	(11.1)
Provision for uncertain tax benefit	—	—	4.8
Other tax credits	(60.7)	(39.8)	(33.4)
Prior year deferred tax benefit	(52.9)	—	—
Contribution of capitalized affiliate	—	—	(77.9)
Other	6.0	13.3	2.8
Income tax (benefit) expense	$(482.0)	$(373.4)	$248.4

Effective tax rate	65.7%	44.5%	10.9%
(1) For the year ended December 31, 2020, the benefit is the result of the CARES act. For the year ended December 31, 2018, the benefit is the result of the change in tax rates under the Tax Cuts and Jobs Act.

For 2019 and 2018, the rate reconciling items for other tax credits and other items included a reclassification to conform with the current year presentation.

Federal income taxes (received) paid were $(3.8) million, $379.3 million, and $35.4 million in 2020, 2019, and 2018, respectively.

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in millions):

	December 31,
	2020	2019
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$3,257.7	$2,987.4
Derivative investments	1,120.6	863.2
Employee benefits	136.9	129.2
Net operating loss carryforward	28.9	48.1
Other	53.4	63.9
Total gross deferred tax asset	4,597.5	4,091.8

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(2,810.6)	(2,484.1)
Other investment items	(29.5)	(295.0)
Net unrealized gains on available for sale securities	(693.5)	(589.4)
Other	(59.5)	(46.5)
Total gross deferred tax liability	(3,593.1)	(3,415.0)

Net deferred tax asset	$1,004.4	$676.8

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors,

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

Concluding that a valuation allowance is not required is difficult when there has been significant negative evidence, such as cumulative losses in recent years. The Company utilized a three year rolling calculation of actual income before taxes adjusted for permanent items to measure the cumulative losses in recent years. The total historical cumulative loss includes significant increases in the dividend received deduction (“DRD”) benefit for 2018 and 2019 due to the majority of funds in separate accounts converting regulated investment companies (“RICs”) to partnerships. The conversion resulted in two years of DRD from RIC distributions being deducted in each of 2018 and 2019. Significant increases in the DRD from fund conversions are not expected to continue as there are a limited number of RIC funds that could still be converted. The Company considered this as well as a one-time hedge loss related to managing to risk limits prior to the adoption of VM-21 in 2019, in assessing the sources of taxable income available to realize the benefit of deferred tax assets.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2020, the Company concluded that it is more likely than not, that the $1,004.4 million of net deferred tax assets will be realized through future projected taxable income.

In 2016, the Company reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.

At December 31, 2020, the Company had a federal tax ordinary loss carryforward of $137.0 million attributable to a previous acquisition, which begins to expire in 2026. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation is approximately $21.0 million. At December 31, 2020 and 2019, the Company had Foreign Tax Credit and Alternative Minimum Tax Credit (subject to Section 382 limitations) of $6.2 million and $44.4 million, respectively.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. At December 31, 2020 and 2019, the Company held reserves related to the exclusion of short-term capital gains from the separate account dividends received deduction (“DRD”) calculation and a change in the calculation of its tax basis reserves. The DRD was agreed to through the IRS Fast Track Settlement process in 2020 and the unrecognized benefit has been recorded to FIT payable included in other liabilities on the consolidated balance sheets. The following table summarizes the changes in the Company’s unrecognized tax benefits (in millions):

	December 31,
	2020	2019

Unrecognized tax benefit, beginning of year	$33.0	$33.0
Additions for tax positions identified	—	—
Decrease for DRD short-term gain position	(30.7)	—
Unrecognized tax benefit, end of year	$2.3	$33.0

The table above has been restated from prior year to remove accrued interest.

The Company recognizes interest and penalties accrued, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2020 or 2019. In 2018, the Company recognized interest and penalty expense of $2.1 million. For 2020 and 2019 the Company had accrued interest of $4.9 million. The Company did not record any amounts for penalties related to unrecognized tax benefits during 2020, 2019, or 2018.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Based on information available as of December 31, 2020, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

The Company is generally no longer subject to U.S. federal, state, and local income tax examinations by tax authorities for years prior to 2012. The Brooke Life federal consolidated tax return is currently under examination by the Internal Revenue Service for the 2017 tax year. The Company does not anticipate any material changes from this audit.

13.    Segment Information

The Company has three reportable segments consisting of Retail Annuities, Institutional Products, Closed Life and Annuity Block, plus its Corporate and Other segment. These segments reflect the manner by which the Company’s chief operating decision maker views and manages the business. The following is a brief description of the Company’s reportable segments.

Retail Annuities
The Company’s Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of products, consisting primarily of variable annuities, fixed index annuities, and fixed annuities. These products are distributed through various wirehouses, insurance brokers and independent broker-dealers, as well as through banks and financial institutions, primarily to high net worth investors and the mass and affluent markets.

The Company’s variable annuities, represent an attractive option for retirees and soon-to-be retirees, providing access to equity market appreciation and add-on benefits, including guaranteed lifetime income. A fixed index annuity is designed for investors who desire principal protection with the opportunity to participate in capped upside investment returns linked to a reference market index. The Company also provides access to guaranteed lifetime income as an add-on benefit. A fixed annuity is a guaranteed product designed to build wealth without market exposure, through a crediting rate that is likely to be superior to interest rates offered from banks or money market funds.

The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on the performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed portion of its variable annuity account values and fixed index annuities, are largely dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders.

Institutional Products
The Company’s Institutional Products consists of traditional guaranteed investment contracts (“GICs”), funding agreements (including agreements issued in conjunction with the Company’s participation in the US Federal Home Loan Bank of Indianapolis program) and Medium Term Note funding agreements. The Company’s GIC products are marketed to defined contribution pension and profit sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLBI in connection with its program.

The financial results of the Company’s institutional products business are primarily dependent on the Company’s ability to earn target spreads on general account assets.

Closed Life and Annuity Blocks
Although the Company historically offered traditional life insurance products, it discontinued new sales of life insurance products in 2012. The Company’s Closed Life and Annuity Blocks segment includes life insurance products offered through that point, including various protection products, such as whole life, universal life, variable universal life and term life insurance products that provide financial safety for individuals and their families. This segment distributed these products primarily through independent insurance agents; independent broker-dealers; regional broker-dealers; wirehouses; registered investment advisers; and banks, credit unions and other financial institutions, primarily to the mass market. This segment also includes acquired closed blocks consisting primarily of life insurance.

The Company’s Closed Life and Annuity Blocks segment also includes group pay-out annuities, consisting of a closed block of defined benefit annuity plans assumed from John Hancock USA and John Hancock Life Insurance Company of

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

New York through a reinsurance agreement. A single premium payment from an employer (contract holder) funds the pension benefits for its employees (participants). The contracts are tailored to meet the requirements of the specific pension plan being covered.

The profitability of the Company’s Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriately price its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net losses on derivatives and investments, and the ability to earn an assumed rate of return on the assets supporting that business.

Corporate and Other
The Company’s Corporate and Other segment primarily consists of the operations of its unallocated corporate income and expenses.

The Corporate and Other segment also includes certain eliminations and consolidation adjustments.

Segment Performance Measurement
Segment operating revenues and pretax adjusted operating earnings are non-GAAP financial measures that management believes are critical to the evaluation of the financial performance of the Company’s segments. The Company uses the same accounting policies and procedures to measure segment pretax adjusted operating earnings as used in its reporting of consolidated net income. Its primary measure is pretax adjusted operating earnings, which is defined as net income recorded in accordance with GAAP, excluding certain items that may be highly variable from period to period due to accounting treatment under GAAP, or that are non-recurring in nature, as well as certain other revenues and expenses which are not considered to drive underlying profitability. Operating revenues and pretax adjusted operating earnings should not be used as a substitute for net income as calculated in accordance with GAAP.

Pretax adjusted operating earnings equals net income adjusted to eliminate the impact of the following items:

•    Fees attributable to guarantee benefits: fees paid in conjunction with guaranteed benefit features offered for certain of the Company’s variable annuities and fixed index annuities are set at a level intended to mitigate the cost of hedging and funding the liabilities associated with such guaranteed benefit features. The full amount of the fees attributable to guarantee benefit features have been excluded from pretax adjusted operating earnings as the related net movements in freestanding derivatives and net reserve and embedded derivative movements, as described below, have been excluded from pretax adjusted operating earnings. This presentation of earnings is intended to directly align revenue and related expenses associated with the guaranteed benefit features;
•    Net movement in freestanding derivatives, except earned income (periodic settlements and changes in settlement accruals) on derivatives that are hedges of investments, but do not qualify for hedge accounting treatment: changes in the fair value of freestanding derivatives used to manage the risk associated with life and annuity reserves, including those arising from the guaranteed benefit features offered for certain variable annuities and fixed index annuities. Net movements in freestanding derivatives have been excluded from pretax adjusted operating earnings because the market value of these derivatives may vary significantly from period to period as a result of near-term market conditions and therefore are not directly comparable or reflective of the underlying profitability of the business;
•    Net reserve and embedded derivative movements: changes in the valuation of certain life and annuity reserves, a portion of which are accounted for as embedded derivative instruments and which are primarily comprised of variable and fixed index annuity reserves, including those guaranteed benefit features offered for certain of the Company’s variable annuities. Net reserve and embedded derivative movements have been excluded from pretax adjusted operating earnings because the carrying values of these derivatives may vary significantly from period to period as the result of near-term market conditions and policyholder behavior-related inputs and therefore are not directly comparable or reflective of the underlying profitability of the business. Movements in reserves attributable to the current period claims and benefit payments in excess of a customer’s account value on these policies are also excluded from pretax adjusted operating earnings as these benefit payments are affected by near-term market conditions and policyholder behavior-related inputs and therefore may vary significantly from period to period;
•    Net losses on derivatives and investments: realized investment gains and losses associated with periodic sales or disposals of securities, excluding those held within the Company’s trading portfolio, as well as valuation allowances, and impairments of securities, after adjustment for the non-credit component of the impairment charges;
•    DAC and DSI impact: amortization of deferred acquisition costs and deferred sales inducements associated with the items excluded from pretax adjusted operating earnings;

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

•    Assumption changes: the impact on the valuation of net derivative and reserve movements, including amortization on DAC, arising from changes in underlying actuarial assumptions;
•    Gain on Athene – the impact of the Athene reinsurance transaction;
•    Income taxes.

As detailed above, the fees attributed to guaranteed benefits, the associated movements in optional guaranteed benefit liabilities, and related claims and benefit payments are excluded from pretax adjusted operating earnings, as the Company believes this approach appropriately removes the impact to both revenue and expenses associated with the guaranteed benefit features that are offered for certain variable annuities and fixed index annuities.

Set forth in the tables below is certain information with respect to the Company’s segments, as described above (in millions).

For the Year Ended December 31, 2020	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated

Operating Revenues
Fee income	$3,470.1	$512.5	$—	$—	$—	$3,982.6
Premium	—	142.4	—	—	—	142.4
Net investment income	922.3	758.1	354.8	(143.4)	97.3	1,989.1
Income on operating derivatives	48.0	58.3	—	21.2	—	127.5
Other income	29.9	25.7	1.6	7.3	—	64.5
Total Operating Revenues	4,470.3	1,497.0	356.4	(114.9)	97.3	6,306.1

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	54.4	866.5	—	—	—	920.9
Interest credited on other contract holder funds, net of deferrals	524.1	428.2	250.0	—	—	1,202.3
Interest expense	27.3	—	16.5	—	—	43.8
Operating costs and other expenses, net of deferrals	1,811.5	169.2	4.8	24.7	—	2,010.2
Deferred acquisition and sales inducements amortization	61.2	16.9	—	—	19.8	97.9
Total Operating Benefits and Expenses	2,478.5	1,480.8	271.3	24.7	19.8	4,275.1

Pretax Adjusted Operating Earnings	$1,991.8	$16.2	$85.1	$(139.6)	$77.5	$2,031.0

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

For the Year Ended December 31, 2019	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated

Operating Revenues
Fee income	$3,406.4	$528.3	$—	$—	$—	$3,934.7
Premium	—	550.6	—	—	—	550.6
Net investment income	1,491.5	801.2	449.7	(58.8)	5.2	2,688.8
Income on operating derivatives	38.6	26.5	—	7.5	—	72.6
Other income	0.5	59.1	—	9.9	—	69.5
Total Operating Revenues	4,937.0	1,965.7	449.7	(41.4)	5.2	7,316.2

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	26.7	1,390.1	—	—	—	1,416.8
Interest credited on other contract holder funds, net of deferrals	897.6	444.3	290.6	—	—	1,632.5
Interest expense	34.8	—	48.8	—	—	83.6
Operating costs and other expenses, net of deferrals	1,757.3	107.0	4.7	38.2	—	1,907.2
Deferred acquisition and sales inducements amortization	(62.5)	19.4	—	—	1.4	(41.7)
Total Operating Benefits and Expenses	2,653.9	1,960.8	344.1	38.2	1.4	4,998.4

Pretax Adjusted Operating Earnings	$2,283.1	$4.9	$105.6	$(79.6)	$3.8	$2,317.8

For the Year Ended December 31, 2018	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated
Operating Revenues
Fee income	$3,384.1	$545.4	$—	$—	$—	$3,929.5
Premium	—	5,137.1	—	—	—	5,137.1
Net investment income	1,489.2	657.8	381.3	(74.8)	21.6	2,475.1
Income on operating derivatives	67.4	49.0	—	9.8	—	126.2
Other income	0.3	55.4	—	5.0	—	60.7
Total Operating Revenues	4,941.0	6,444.7	381.3	(60.0)	21.6	11,728.6

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	(9.3)	6,301.8	—	—	—	6,292.5
Interest credited on other contract holder funds, net of deferrals	854.6	462.6	230.4	—	—	1,547.6
Interest expense	42.3	—	43.9	—	—	86.2
Operating costs and other expenses, net of deferrals	1,689.4	(407.9)	5.0	53.6	—	1,340.1
Deferred acquisition and sales inducements amortization	619.9	22.4	—	—	7.3	649.6
Total Operating Benefits and Expenses	3,196.9	6,378.9	279.3	53.6	7.3	9,916.0

Pretax Adjusted Operating Earnings	$1,744.1	$65.8	$102.0	$(113.6)	$14.3	$1,812.6
Included in the intersegment eliminations in the above tables, is the elimination of investment income between Retail Annuities and the Corporate and Other segments.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes the reconciling items from operating revenues to total revenues attributable to the Company (in millions):

	Years Ended December 31,
	2020	2019	2018
Total operating revenues	$6,306.1	$7,316.2	$11,728.6
Fees attributed to variable annuity benefit reserves	2,509.0	2,376.8	2,239.2
Net losses on derivatives and investments	(7,021.3)	(6,459.5)	(625.1)
Realized gains related to Athene	2,891.0	—	—
Total revenues	$4,684.8	$3,233.5	$13,342.7

The following table summarizes the reconciling items from operating benefits and expenses to total benefits and expenses attributable to the Company (in millions):

	Years Ended December 31,
	2020	2019	2018
Total operating benefits and expenses	$4,275.1	$4,998.4	$9,916.0
Benefits attributed to variable annuity benefit reserves	150.1	131.7	102.5
Amortization of DAC and DSI related to non-operating revenues and expenses	(1,252.0)	(939.9)	501.6
SOP 03-1 reserve movements	163.6	(118.5)	547.2
Athene reinsurance transaction	2,081.6	—	—
Total benefits and expenses	$5,418.4	$4,071.7	$11,067.3

The following table summarizes the reconciling items, net of deferred acquisition costs and deferred sales inducements, from pretax adjusted operating earnings to net income attributable to the Company (in millions):

	Years Ended December 31,
	2020	2019	2018
Pretax adjusted operating earnings	$2,031.0	$2,317.8	$1,812.6
Non-operating adjustments:
Fees attributable to guarantee benefit reserves	2,509.0	2,376.8	2,239.2
Net movement in freestanding derivatives	(4,762.2)	(6,603.9)	641.5
Net reserve and embedded derivative movements	(3,183.5)	60.3	(1,588.3)
Net realized investment gains/(losses)	474.7	192.9	(18.7)
DAC and DSI impact	1,260.5	898.4	(612.4)
Assumption changes	127.5	(80.5)	(198.5)
Gain on Athene	809.4	—	—
Pretax (loss) income attributable to Jackson	(733.6)	(838.2)	2,275.4
Income tax (benefit) expense	(482.0)	(373.4)	248.4
Net (loss) income attributable to Jackson	$(251.6)	$(464.8)	$2,027.0

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes total assets by segment (in millions):

	December 31,
	2020	2019
Retail Annuities	$275,662.5	$249,849.8
Closed Life and Annuity Blocks	34,120.6	30,645.4
Institutional Products	13,687.6	14,735.3
Corporate and Other	(449.3)	(474.3)
Total Assets	$323,021.4	$294,756.2

14.    Commitments, Contingencies, and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse effect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2020 and 2019, Jackson recorded accruals totaling $13.1 million and $30.7 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received, the Company’s reserve for future state guaranty fund assessments was $2.3 million and $2.6 million at the end of 2020 and 2019, respectively. At December 31, 2020 and 2019, related premium tax offsets were $0.5 million and $0.8 million, respectively. While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

At December 31, 2020, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $830.2 million. At December 31, 2020, unfunded commitments related to commercial mortgage loans and other debt securities totaled $185.4 million.

The Company has two separate service agreements with third party administrators to provide policyholder administrative services. These agreements, subject to certain termination provisions, have ten and twelve-year terms and expire in 2021 and 2030.

15.    Leases

The Company leases office space and equipment under several operating leases that expire at various dates through 2051. The Company determines if a contract is a lease at inception or modification. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option. Right-of-use (“ROU”) assets represent the right to use an underlying asset for the lease term and corresponding lease liabilities represent the obligation to make lease payments arising from the lease. ROU assets and liabilities are determined using the Company’s incremental borrowings rate based upon information available at lease commencement. Certain lease incentives such as free rent periods are recorded as a reduction of the ROU asset. Lease costs for operating leases are recognized on a straight-line basis over the life of the lease.

The Company has lease agreements with both lease and non-lease components. The Company elected the practical expedient to combine lease and non-lease components for certain real estate leases.

Variable lease expenses may include changes in index-linked lease payments and certain variable operating expenses associated with real estate leases. These payments are recognized in operating expenses in the period incurred.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The Company recorded operating lease net ROU assets of $18.6 million and $25.6 million and associated lease liabilities of $29.5 million and $38.6 million as of December 31, 2020 and 2019, respectively, classified within other assets and other liabilities, respectively. Net lease expense was $21.5 million, $32.2 million, and $40.0 million in 2020, 2019, and 2018, respectively, including expenses associated with software leases.

In 2018, the Company announced the closing of its Denver office as part of a strategic reorganization of the distribution platform. The Company determined that the lease obligation for this building exceeded the economic benefit for the remainder of the contract, resulting in an expense accrual of $8.6 million in 2018. Upon adoption of ASU 2016-02 in 2019, this expense accrual was recorded as an impairment of the associated ROU asset.

The following table summarizes the components of operating lease costs and other information related to operating leases recorded within operating costs and other expenses, net of deferrals, (in millions):

	Year Ended December 31,
	2020	2019
Lease Cost:
Operating leases (1)	$10.6	$12.9
Variable lease costs	2.0	2.2
Sublease income	(4.6)	(3.2)
Net Lease Cost	$8.0	$11.9

Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$10.2	$12.2
ROU assets obtained in exchange for new lease liabilities	$0.3	$0.1
Weighted average lease term	6 years	6 years
Weighted average discount rate	3.6%	3.6%

(1) Operating lease costs exclude software leases, as intangible assets are excluded from the scope of Accounting Standard Codification 842, Leases.

At December 31, 2020, the maturities of operating lease liabilities were as follows (in millions):

2021	$7.4
2022	6.2
2023	6.0
2024	4.7
2025	3.1
Thereafter	5.6
Total	$33.0

Less: interest	3.5
Present value of lease liabilities	$29.5

16.    Share-Based Compensation

Certain employees participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that are tradable on the New York Stock Exchange and are described below.

At certain times, the Company may grant one-off type retention awards to certain key senior executives within Jackson. These awards are subject to the prior approval of the Jackson Remuneration Committee and are nil cost awards with a contingent right to receive Prudential ADRs. The awards are contingent upon continued employment of the recipient through the award vesting date. There are no performance measurements with these awards.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The Company classifies the above plan as an equity settled plan and, therefore, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the consolidated statements of equity. At December 31, 2020 and 2019, the Company had $7.7 million and $0.5 million, respectively, reserved for future payments under this plan.

The Company either acquires shares/ADRs or reimburses Prudential for the costs of any shares/ADRs that were distributed to participants in the above plans, or may be distributed in the future. The shares/ADRs acquired for all the share-award plans are held at cost in a trust account for future distributions. The Company reflects the costs of shares/ADRs held within the consolidated balance sheet as shares held in trust. At both December 31, 2020 and 2019, the Company had $4.3 million of shares/ADRs held at cost in the trust, respectively.

The PLTIP is a Prudential incentive plan in which the Company may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs, subject to the prior approval of the Jackson Remuneration Committee. These share awards vest based on the achievement of planned International Financial Reporting Standards (“IFRS”) pretax operating income for the U.S. business, have vesting periods of three years and are at nil cost to the employee. Share awards vest between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period. Award holders do not have any right to dividends or voting rights attached to the ADRs granted during the performance period. Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period are added to vested awards.

The Company classifies the above plan as a liability settled plan and, therefore, reflects the accrued compensation expense and the value of the shares distributed within other liabilities. At December 31, 2020 and 2019, the Company had $88.9 million and $85.8 million, respectively, accrued for future payments under this plan.

The Company recognizes share-based compensation expense associated with the above plans based on the grant-date award fair value ratably over the requisite service period of each individual grant, which generally equals the vesting period. Additional compensation expense is recognized based on the change in fair value of the award at the end of each reporting period. The Company estimates forfeitures when calculating share-based compensation expense.

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Prudential LTIP	$36.8	$53.6	$26.6
Retention Share Plan	7.6	1.2	(0.3)
Total compensation expense related to incentive plans	$44.4	$54.8	$26.3

Income tax benefit	$9.3	$11.5	$5.5

The total unrecognized compensation expense related to all share-based plans at December 31, 2020 was $101.7 million with a weighted average remaining period of 1.60 years.

During both 2020 and 2019, certain one-off type retention awards were issued.

The weighted average share/ADR fair values of share-based awards granted by the PLTIP during 2020, 2019, and 2018 were $25.90, $39.75, and $49.44, respectively.

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date. The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models. These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Outstanding non-vested Prudential ADRs granted were as follows:

	Prudential LTIP
	ADR's	Weighted Average Grant Date Fair Value
At December 31, 2018	3,801,703	$42.68

Granted	1,995,888	39.75
Exercised	1,217,914	37.27
Lapsed/Forfeited	546,477	44.18
At December 31, 2019	4,033,200	$42.66

Granted	2,212,956	25.9
Exercised	1,307,392	42.12
Lapsed/Forfeited	210,291	40.65
At December 31, 2020	4,728,473	$35.32

At December 31, 2020 and 2019, there were 785,205 and 33,435, respectively, non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $26.39 and $35.89.

17.    Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). At December 31, 2020, the Company had no adjusted earned surplus available for dividends. Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31. The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2021, is estimated to be $456.3 million, subject to the availability of adjusted earned surplus as of the dividend date.

Dividends from the Company to its parent were nil, $525.0 million, and $451.9 million in 2020, 2019, and 2018, respectively. Jackson’s 2018 dividends include $1.9 million related to Jackson’s forgiveness of Brooke Life’s intercompany tax liability.

At both December 31, 2020 and 2019 Jackson’s statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.8 billion, which included an adjustment of $83.3 million, as further described below. Statutory net (loss) income of the Company, as reported in its Annual Statement, was $(1,933.5) million, $(1,057.6) million, and $1,896.3 million in 2020, 2019, and 2018, respectively.

At December 31, 2019, Jackson early adopted the provisions of the National Association of Insurance Commissioners Valuation Manual Minimum Standards No. VM-21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”). During 2020, Jackson determined that a simplifying modelling assumption was not consistent with its intent in the adoption of VM-21. The adjustment resulting from this correction and related modelling changes would have reduced after-tax unassigned funds (surplus) by $83.3 million as of December 31, 2019. The Company determined this adjustment to be a correction of an error that was not material to the current year or the 2019 annual financial statements and, therefore, included the adjustment related to the prior year, in the current year change in surplus.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Effective December 31, 2020, the Company received approval from the Department of Insurance and Financial Services regarding the use of a permitted practice which allows early adoption of an exemption for ordinary life insurance certificates issued during 2020 that would be subject to VM-20 of the NAIC Valuation Manual. The exemption for companies meeting the conditions of APF 2020-09 will be part of the 2022 Valuation Manual. The permitted practice does not result in differences in net income or capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan, as reserves are established utilizing the same methodology as prior years. However, the additional PBR requirements are eliminated.

Jackson had been granted a permitted practice that allowed Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required. Jackson was required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code. The permitted practice was annually renewed and was in place until September 30, 2019, at which time, with the approval of the Department of Insurance and Financial Services, it was terminated.
Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. Pursuant to Michigan Insurance Law, the Company reported $81.9 million and $131.0 million of statutory basis VOBA at December 31, 2020 and 2019, respectively, which is fully admissible.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2020, the Company’s TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2020 and 2019, there were no significant exceptions with any ratios.

18.    Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor. PPMA is ultimately a wholly owned subsidiary of Prudential. The Company paid $65.4 million, $76.8 million, and $68.9 million to PPMA for investment advisory services during 2020, 2019, and 2018, respectively.

NPH, Jackson’s former affiliated broker-dealer network, distributed products issued by Jackson and received commissions and fees from Jackson. Commissions and fees paid by Jackson to NPH during 2018 totaled $5.6 million. In December 2018, the broker dealers were consolidated into NPH, which was then contributed to Jackson via Brooke Life, and converted to NPH LLC.

Jackson has entered into shared services administrative agreements with both NPH and PPMA. Under the shared services administrative agreements, Jackson charged $8.7 million, $7.8 million, and $8.3 million of certain management and corporate services costs to these affiliates in 2020, 2019, and 2018, respectively.

Jackson provides a $100.0 million revolving credit facility to Jackson Financial Inc., an upstream holding company. The loan is unsecured, matures in December 2021, accrues interest at LIBOR plus 2%, and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2020 and 2019. The highest outstanding loan balance during both 2020 and 2019 was nil. During 2020, 2019, and 2018, interest and commitment fees totaled $0.1 million, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures in September 2023, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2020 and 2019. The highest outstanding loan balance during both 2020 and 2019 was nil.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Interest and commitment fees totaled $54 thousand, $40 thousand, and $111 thousand during 2020, 2019 and 2018, respectively.

Jackson provides a $20.0 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2024, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2020 and 2019, was nil. The highest outstanding loan balance during both 2020 and 2019 was nil. During 2020, 2019, and 2018, interest and commitment fees totaled $0.1 million, respectively.

Jackson, through its PGDS subsidiary, provides information security and technology services to certain Prudential affiliates. Jackson recognized $4.7 million, $3.4 million, and $2.8 million of revenue associated with these services during 2020, 2019, and 2018, respectively. This revenue is included in other income in the accompanying consolidated income statements. This revenue is substantially equal to the costs incurred by PGDS to provide the services, which are reported in operating costs and other expenses, net of deferrals, in the consolidated income statements.

As a result of the previously mentioned investment management agreement between Jackson and Apollo, an affiliate of Athene, the Company pays Apollo management fees, which are calculated and paid monthly in arrears. The Company incurred $59.8 million associated with these services during 2020.

19.    Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates. Effective January 1, 2020, employees are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit sharing contribution an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company's annual profit sharing contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $29.5 million, $27.8 million, and $31.3 million in 2020, 2019, and 2018, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees of Jackson and certain affiliates. At December 31, 2020 and 2019, the liability for such plans totaled $594.8 million and $592.5 million, respectively, and is reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elected deferrals, was $55.7 million, $69.9 million, and $(1.3) million in 2020, 2019, and 2018, respectively.

20.    Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in millions):

	Years Ended December 31,
	2020	2019	2018
Commission expenses	$1,927.0	$1,935.1	$1,804.2
John Hancock ceding commission	—	(65.2)	(555.0)
Athene ceding commission	(1,202.6)	—	—
General and administrative expenses	820.0	834.0	838.1
Deferral of acquisition costs	(736.7)	(796.9)	(747.1)
Total operating costs and other expenses	$807.7	$1,907.0	$1,340.2

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

21.    Reclassifications Out of Accumulated Other Comprehensive Income

The following table represents changes in the balance of AOCI, net of income tax, related to unrealized investment gains (losses) (in millions):

	December 31,
	2020	2019	2018
Balance, beginning of year	$2,475.5	$(182.8)	$1,093.0
OCI before reclassifications	1,463.2	2,593.5	(1,326.7)
Amounts reclassified from AOCI	(1,165.2)	64.8	(89.2)
Cumulative effect of changes in accounting
principles	—	—	140.1
Balance, end of year	$2,773.5	$2,475.5	$(182.8)

The following table represents amounts reclassified out of AOCI (in millions):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement
	December 31,
	2020	2019	2018
Net unrealized investment (loss) gain:
Net realized (loss) gain on investments	$(1,483.0)	$83.0	$(111.0)	Net losses on derivatives and investments
Other impaired securities	8.1	(1.0)	(1.9)	Net losses on derivatives and investments
Net unrealized (loss) gain before income taxes	(1,474.9)	82.0	(112.9)
Income tax benefit (expense)	309.7	(17.2)	23.7
Reclassifications, net of income taxes	$(1,165.2)	$64.8	$(89.2)

Schedule I
Jackson National Life Insurance Company and Subsidiaries
Summary of Investments - Other Than Investments in Related Parties
(In millions)

	As of December 31, 2020
Type of Investment	Cost or Amortized Cost	Fair Value	Amount at Which Shown on Balance Sheet
Debt securities:
Bonds:
U.S. government securities	$4,914.3	$4,961.2	$4,961.2
Other government securities	941.1	1,113.9	1,113.9
Public utilities	4,421.5	5,239.8	5,239.8
Corporate securities	17,736.9	19,910.4	19,910.4
Residential mortgage-backed	230.8	245.7	245.7
Commercial mortgage-backed	1,457.2	1,578.7	1,578.7
Other asset-backed securities	1,423.6	1,440.0	1,440.0
Total debt securities	31,125.4	34,489.7	34,489.7

Equity securities	1,583.0	1,590.4	1,590.4
Commercial mortgage loans	7,742.0		7,742.0
Policy loans	1,052.0		1,052.0
Freestanding Derivative instruments	2,219.6		2,219.6
Other invested assets	375.4		375.4
Total investments	$44,097.4		$47,469.1

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

	Deferred Acquisition Costs	Reserves for Future Policy Benefits and Claims Payable	Other Contract Holder Funds
December 31, 2020
Retail Annuities	$13,184.9	$7,846.5	$39,839.3
Closed Life and Annuity Blocks	133.8	13,516.4	13,316.3
Institutional Products	—	—	11,137.8
Corporate and Other	23.8	—	—
Total	$13,342.5	$21,362.9	$64,293.4

December 31, 2019
Retail Annuities	$11,564.6	$4,808.8	$37,926.0
Closed Life and Annuity Blocks	149.2	14,319.6	13,835.3
Institutional Products	—	—	12,287.1
Corporate and Other	(48.6)	—	—
Total	$11,665.2	$19,128.4	$64,048.4

December 31, 2018
Retail Annuities	$10,357.3	$5,185.6	$35,371.0
Closed Life and Annuity Blocks	177.2	14,424.2	14,178.2
Institutional Products	—	—	10,900.1
Corporate and Other	(122.2)	—	—
Total	$10,412.3	$19,609.8	$60,449.3

	Premium	Net Investment Income	Interest Credited on Other Contract Holder Funds	Deferred Acquisition and Sales Inducements Amortization	Operating Costs and Other Expenses
December 31, 2020
Retail Annuities	$—	$922.3	$524.1	$61.2	$1,811.5
Closed Life and Annuity Blocks	142.4	758.1	428.2	16.9	169.2
Institutional Products	—	354.8	250.0	—	4.8
Corporate and Other	—	(143.4)	—	—	24.7
Intersegment eliminations	—	97.3	—	19.8	—
Total	$142.4	$1,989.1	$1,202.3	$97.9	$2,010.2

December 31, 2019
Retail Annuities	$—	$1,491.5	$897.6	$(62.5)	$1,757.3
Closed Life and Annuity Blocks	550.6	801.2	444.3	19.4	107.0
Institutional Products	—	449.7	290.6	—	4.7
Corporate and Other	—	(58.8)	—	—	38.2
Intersegment eliminations	—	5.2	—	1.4	—
Total	$550.6	$2,688.8	$1,632.5	$(41.7)	$1,907.2

December 31, 2018
Retail Annuities	$—	$1,489.2	$854.6	$619.9	$1,689.4
Closed Life and Annuity Blocks	5,137.1	657.8	462.6	22.4	(407.9)
Institutional Products	—	381.3	230.4	—	5.0
Corporate and Other	—	(74.8)	—	—	53.6
Intersegment eliminations	—	21.6	—	7.3	—
Total	$5,137.1	$2,475.1	$1,547.6	$649.6	$1,340.1

Schedule IV
Jackson National Life Insurance Company and Subsidiaries
Reinsurance
For the Years Ended December 31, 2020, 2019, and 2018
(In millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2020
Life insurance in-force	$118,328.1	$81,857.9	$17,034.1	$53,504.3	31.8%

Insurance premium
Life insurance	$272.7	$172.4	$42.1	$142.4	29.6%
Group payout annuity				—
Accident and health	35.9	40.8	4.9	—
Annuity guaranteed benefits	—	12.7	—	(12.7)
Total insurance premium	$308.6	$225.9	$47.0	$129.7	36.2%

2019
Life insurance in-force	$142,233.0	$99,495.3	$18,206.2	$60,943.9	29.9%

Insurance premium
Life insurance	517.7	417.5	44.3	144.5	30.7%
Group payout annuity	—	—	406.1	406.1
Accident and health	40.1	46.0	5.9	—
Annuity guaranteed benefits	—	13.5	—	(13.5)
Total insurance premium	$557.8	$477.0	$456.3	$537.1	85.0%

2018
Life insurance in-force	$165,032.8	$114,846.9	$19,213.8	$69,399.7	27.7%

Insurance premium
Life insurance	459.0	346.7	41.6	153.9	27.0%
Group payout annuity	—	—	4,983.2	4,983.2
Accident and health	43.9	50.8	6.9	—
Annuity guaranteed benefits	—	14.3	—	(14.3)
Total insurance premium	$502.9	$411.8	$5,031.7	$5,122.8	98.2%

Schedule V
Jackson National Life Insurance Company and Subsidiaries
Valuation and Qualifying Accounts
For the Years Ended December 31, 2020 and 2019
(In millions)

	Balance at Beginning of Period	Charged to Costs and Expenses		Deductions		Balance at End of Period
2020
Allowance for credit losses on debt securities	$—	$13.6		$—		$13.6
Allowances for credit losses on commercial mortgage and other loans	8.9	123.0	(1)	—	(2)	131.9
Allowance for credit losses on reinsurance recoverable	—	12.6	(3)	—		12.6
Valuation allowance on deferred tax asset	—	—		—		—
	$8.9	$149.2		$—		$158.1
2019
Allowances for losses on commercial mortgage and other loans	$5.4	$3.5	(4)	$—	(2)	$8.9
Valuation allowance on deferred tax asset	—	—		—		—
	$5.4	$3.5		$—		$8.9

(1) Includes cumulative effect adjustment related to the adoption of ASU 2016-13 of $62.0 million.
(2) Represents release of allowance for write-offs.
(3) Includes cumulative effect adjustment related to the adoption of ASU 2016-13 of $9.5 million.
(4) Represents additions to allowance for losses.